As filed with the Securities and Exchange Commission on March 21, 2025

Securities Act File No. 333-282688

1940 Act File No. 811-23166

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. 3

Post-Effective Amendment No.

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 26

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

360 South Rosemary Avenue, Suite 1420
West Palm Beach, FL 33401

(Address of Principal Executive Offices)

(561) 484-7185
(Registrant’s Telephone Number)

Marcus L. Collins, Esq.
RiverNorth Capital Management, LLC
360 South Rosemary Avenue, Suite 1420
West Palm Beach, FL 33401

(Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer, Esq.
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
215-988-2700

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box [  ]

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with dividend or interest reinvestment plans, check the following box [X]

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box [X]

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box [  ]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box [ ]

It is proposed that this filing will become effective (check appropriate box):

[  ] when declared effective pursuant to section 8(c)

Check each box that appropriately characterizes the Registrant:

[X] Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

[  ] Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act.

[  ] Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[X] A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[  ] Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[  ] Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

[  ] If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

[  ] New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, Dated March 21, 2025

BASE PROSPECTUS

$300,000,000

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Common Stock
Preferred Stock
Subscription Rights for Common Stock
Subscription Rights for Preferred Stock
Subscription Rights for Common and Preferred Stock

The Fund. RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is current income and overall total return. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by allocating its Managed Assets (as defined below) among the three principal investment strategies described below:

Tactical Closed-End Fund Income Strategy: This strategy seeks to (i) generate returns through investments in closed-end funds, special purpose acquisition companies, exchange-traded funds and business development companies (collectively, the “Underlying Funds”) that invest primarily in income-producing securities, and (ii) derive value from the discount and premium spreads associated with closed-end funds.

Opportunistic Income Strategy: This strategy seeks to generate attractive risk-adjusted returns through investments in fixed income instruments and other investments, including agency and non-agency residential mortgage-backed and other asset-backed securities, corporate bonds, municipal bonds, and real estate investment trusts. At least 50% of the Managed Assets allocated to this strategy is invested in mortgage-backed securities.

Alternative Credit Strategy: This strategy seeks to achieve a high level of income by investing in alternative credit instruments. The Fund's alternative credit investments may be made through a combination of: (i) investing in loans to small and mid-sized companies (“SMEs”); (ii) investing in notes or other pass-through obligations issued by an alternative credit platform (or an affiliate) representing the right to receive the principal and interest payments on an alternative credit investment (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of alternative credit (iv) investing in private investment funds that purchase Alternative Credit; (v) acquiring an equity interest in an alternative credit platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to an alternative credit platform (or an affiliate). The Fund may invest in income-producing securities of any maturity and credit quality, including unrated or below investment grade.

The Fund may offer, from time to time, up to $300,000,000 aggregate initial offering price of (i) shares of its common stock, $0.0001 par value per share (“Common Shares”), (ii) shares of its preferred stock (“Preferred Shares”), and/or (iii) subscription rights to purchase Common Shares, Preferred Shares or both (“Rights” and, together with the Common Shares and Preferred Shares, “Securities”), in one or more offerings in amounts, at prices and on terms set forth in a supplement to this Prospectus. See “Description of the Fund's Securities” beginning on page 39. See also “Risks—Risks Associated with Additional Offerings” and “Risks—Leverage Risks.”

The Fund may offer Securities directly to one or more purchasers, including existing common shareholders and/or preferred shareholders in a Rights offering, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of the Fund’s Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated. The prospectus supplement relating to any sale of preferred stock will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters, including the terms, if any, on which the preferred stock may be exchanged for or converted into shares of common stock or any other security and, if applicable, the conversion or exchange price, or how it will be calculated, and the conversion or exchange period. A supplement to this Prospectus relating to any offering of subscription rights will set forth the number of shares (common or preferred) issuable upon the exercise of each right and the other terms of such rights offering, including whether the Preferred Shares issuable upon the exercise of such rights are convertible into Common Shares. The Fund may not sell Securities through agents, underwriters or dealers without delivery of this Prospectus and a prospectus supplement. For more information about the manner in which the Fund may offer shares of its common stock, see “Plan of Distribution.”

i

The currently outstanding shares of the Fund’s common stock are, and the shares of the Fund’s common stock offered in this Prospectus will be, subject to notice of issuance, listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “OPP”. The net asset value ("NAV") of the Fund's common shares on March 11, 2025 was $9.23 per share, and the last sale price of the Fund's common shares on the NYSE on such date was $8.77. In addition, as of March 11, 2025, the Fund had 2,400,000 shares of 4.375% Series A Cumulative Preferred Stock ("Series A Preferred Stock"), 2,400,000 shares of 4.75% Series B Cumulative Preferred Stock ("Series B Preferred Stock") and 419,206 shares of 6.00%, 3-Year Term, Series C Term Preferred Stock ("Series C Preferred Stock") outstanding. The Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are listed on the NYSE under the ticker symbols "OPPRA", "OPPRB" and "OPPRC", respectively.

Shares of common stock of closed-end funds, like the Fund, frequently trade at discounts to their net asset values. If the shares of the Fund’s common stock trade at a discount to NAV, the risk of loss may increase for purchasers in an offering under this prospectus, especially for those investors who expect to sell their shares in a relatively short period after purchasing shares in such an offering. See “Risks—Market Discount.” Following a Rights offering, a shareholder may experience dilution in NAV per share of stock if the subscription price per share is below the NAV per share on the expiration date.

The applicable prospectus supplement will set forth whether or not the Preferred Shares offered in this Prospectus will be listed or traded on any securities exchange. If the Fund’s Preferred Shares are not listed on a securities exchange, there may be no active secondary trading market for such shares and an investment in such shares may be illiquid.

Investment Adviser and Subadviser. The Fund’s investment adviser is RiverNorth Capital Management, LLC and the Fund’s subadviser is DoubleLine® Capital LP. See “Management of the Fund.”

Leverage. The Fund may borrow money and/or issue preferred stock, notes or debt securities for investment purposes. The Fund currently anticipates that it could also obtain leverage through the use of reverse repurchase agreements. Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the Fund’s common stock than if leverage is not used. See “Risks—Leverage Risks.”

The Prospectus sets forth concisely the information about the Fund and the Securities that a prospective investor ought to know before investing in the Fund. You should read this Prospectus and the related prospectus supplement, which contain important information about the Fund, before deciding whether to invest in the Fund’s Securities, and retain them for future reference. A Statement of Additional Information, dated [  ] (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Prospectus, the SAI, annual and semi-annual reports to shareholders and other information about the Fund, or make shareholder inquiries, by calling (855) 862-6092, by writing to the Fund at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401, or by visiting the Fund’s and the Adviser’s website at rivernorth.com (information included on the website does not form a part of this Prospectus), or from the SEC’s website at sec.gov.

Investing in the Fund involves certain risks. See “Risks” beginning on page 34 of this Prospectus.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Fund’s Securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated [  ]

You should rely only on the information contained or incorporated by reference in this Prospectus and any related prospectus supplement. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information provided by this Prospectus and any related prospectus supplement is accurate as of any date other than the respective dates on the front covers. The Fund’s business, financial condition and results of operations may have changed since that date.

Prospectus Summary

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s securities offered by this Prospectus. You should review the more detailed information contained in this Prospectus, any related prospectus supplement and the Statement of Additional Information (“SAI”), including the documents incorporated by reference. In particular, you should carefully read the section entitled “Risks” in this Prospectus.

The Fund

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) is a Maryland corporation registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund commenced operations and completed its initial public offering of common stock in September 2016, raising approximately $215 million in equity after payment of offering expenses (and including the exercise of the overallotment option). In December 2019, the Fund issued 2,371,081 additional Common Shares as a result of its offering of transferable subscription rights to purchase Common Shares. In October 2020, the Fund issued 472,995 additional Common Shares as a result of its offering of transferable subscription rights to purchase Common Shares. In October 2020, the Fund also issued 2,200,000 shares of 4.375% Series A Cumulative Preferred Stock (“Series A Preferred Stock”), and an additional 200,000 shares pursuant to an overallotment option, for a total of 2,400,000 shares, in a public offering. In October 2021, the Fund also issued 2,926,441 additional Common Shares as a result of its offering of transferable subscription rights to purchase Common Shares. In November 2021, the Fund issued a total of 2,400,000 shares of 4.75% Series B Cumulative Preferred Stock (“Series B Preferred Stock”) in a public offering. In September 2022, the Fund also issued 3,508,633 additional Common Shares as a result of its offering of transferable subscription rights to purchase Common Shares. In November 2024, the Fund issued 838,412 Common Shares and 419,206 shares of Series C Term Preferred Stock ("Series C Preferred Stock") as a result of its offering of transferable subscription rights to purchase Common Shares and Series C Preferred Stock.

As of March 11, 2025, the Fund had 23,809,606 shares of its common stock outstanding and net assets applicable to such common shares of $219,747,990. As of the same date, the Fund had 2,400,000 shares of Series A Preferred Stock, 2,400,000 Shares of Series B Preferred Stock and 419,206 shares of Series C Preferred Stock outstanding. The shares of the Fund’s common stock offered by this Prospectus are called “Common Shares” and the holders of Common Shares are called “Common Shareholders.” As used hereinafter in this Prospectus, unless the context requires otherwise, “common shares” refers to the shares of the Fund’s common stock currently outstanding as well as those Common Shares offered by this Prospectus and the holders of common shares are called “common shareholders.” As used hereinafter in this Prospectus, unless the context otherwise requires, “preferred shares” or “Preferred Shares” refers to the shares of the Fund’s Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock outstanding or any future issuance of Preferred Shares, and the holders of preferred shares are called “preferred shareholders.” An investment in the Fund may not be appropriate for all investors.

Investment Adviser and Subadviser	The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s subadviser is DoubleLine® Capital LP (the “Subadviser”). The Adviser is responsible for the day-to-day management of the Fund’s Managed Assets (as defined below) allocated to the Tactical Closed-End Fund Income Strategy and Alternative Credit Strategy (as described below). The Subadviser is responsible for the day-to-day management of the Fund’s Managed Assets allocated to the Opportunistic Income Strategy (as described below). Subject to the ranges noted below, the Adviser determines the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. See “Management of the Fund.”

The Offering	The Fund may offer, from time to time, up to $300,000,000 aggregate initial offering price of (i) Common Shares, (ii) Preferred Shares, and/or (iii) subscription rights to purchase Common Shares, Preferred Shares or both (“Rights” and, together with the Common Shares and the Preferred Shares, “Securities) in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to this Prospectus. See “Description of the Fund’s Securities.” See also “Risks—Risks Associated with Additional Offerings” and “Risks—Leverage Risks.”

The Fund may offer Securities directly to one or more purchasers, including existing common shareholders and/or preferred shareholders in a Rights offering, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of the Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The prospectus supplement relating to any sale of preferred stock will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters, including the terms, if any, on which the preferred stock may be exchanged for or converted into shares of common stock or any other security and, if applicable, the conversion or exchange price, or how it will be calculated, and the conversion or exchange period. A supplement to this Prospectus relating to any offering of subscription rights will set forth the number of shares (common or preferred) issuable upon the exercise of each right and the other terms of such rights offering, including whether the Preferred Shares issuable upon the exercise of such right are convertible into Common Shares. The Fund may not sell Securities through agents, underwriters or dealers without delivery of this Prospectus and a prospectus supplement describing the method and terms of the offering of the Securities. See “Plan of Distribution.”

Offerings of Common Shares will be subject to the provisions of the 1940 Act, which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value (“NAV”) per share of the company’s common stock (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances. The Fund may, however, issue Common Shares pursuant to exercises of Rights at prices below NAV.

Investment Objective	The Fund’s investment objective is current income and overall total return. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies and Policies

The Fund seeks to achieve its investment objective by allocating its Managed Assets among the three principal strategies described below. The Adviser determines the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. See “Risks—Asset Allocation Risk.”

Tactical Closed-End Fund Income Strategy. This strategy seeks to (i) generate returns through investments in closed-end funds (“CEFs”), special purpose acquisition companies (“SPACs”), exchange-traded funds (“ETFs”) and business development companies (“BDCs,” and, together with the Fund’s investments in CEFs, SPACs and ETFs, the “Underlying Funds”) that invest primarily in income-producing securities, and (ii) derive value from the discount and premium spreads associated with CEFs. See “Risks—Tactical Closed-End Fund Income Strategy.” All Underlying Funds in which the Fund invests are registered under the Securities Act of 1933, as amended (the “Securities Act”).

Under normal market conditions: (i) no more than 20% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy is invested in “equity” Underlying Funds; (ii) no more than 60% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy is invested in below investment grade (also known as “high yield” and “junk”) and “senior loan” Underlying Funds; and (iii) no more than 25% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy is invested in “emerging market income” Underlying Funds. The Fund will also limit its investments in CEFs (including BDCs) that have been in operation for less than one year to no more than 10% of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy. The Fund will not invest in inverse ETFs or leveraged ETFs. The types of Underlying Funds referenced in this paragraph are categorized in accordance with the fund categories established and maintained by Morningstar, Inc. The investment parameters stated above (and elsewhere in this Prospectus) apply only at the time of purchase. The Fund’s shareholders indirectly bear the expenses, including the management fees, of the Underlying Funds. See “Risks—Underlying Fund Risks.”

The Underlying Funds in which the Adviser seeks to invest will generally focus on a broad range of fixed income securities or sectors, including Underlying Funds that invest in the following securities or sectors: convertible securities, preferred stocks, high yield securities, exchange-traded notes, structured notes, dividend strategies, covered call option strategies, real estate-related investments, energy, utility and other income-oriented strategies. In addition, the Fund may invest directly in debt securities issued by certain credit-oriented, unlisted Underlying Funds, including BDCs, identified by the Adviser in its due diligence process (“Private Debt”). The Adviser believes investments in Private Debt can provide the Fund with the opportunity to obtain more favorable terms than similar publicly traded debt investments with similar risk profiles. See “Risks—Private Debt Risk.”

The Fund may invest in Underlying Funds that invest in securities that are rated below investment grade, including those receiving the lowest ratings from S&P Global (“S&P”), Fitch Ratings, a part of the Fitch Group (“Fitch”), or Moody’s Investor Services, Inc. (“Moody’s”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Adviser or Subadviser (as defined below) to be of comparable credit quality, which indicates that the security is in default or has little prospect for full recovery of principal or interest. See “Risks—Defaulted and Distressed Securities Risk.” Below investment grade securities are commonly referred to as “junk” and “high yield” securities. Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default. See “Risks—Credit and Below Investment Grade Securities Risk.”

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds; however, the Fund may at times establish hedging positions. Hedging positions may include short sales and derivatives, such as options, futures and swaps (“Hedging Positions”). Under normal market conditions, no more than 30% of the Fund’s Managed Assets is in Hedging Positions (as determined based on the market value of such Hedging Positions). See “Risks—Derivatives Risks” and “Risks—Options and Futures Risks.”

A short sale is a transaction in which the Fund sells a security that it does not own in anticipation of a decline in the market price of the security. The Fund will not engage in any short sales of securities issued by CEFs and BDCs. To complete the short sale, the Fund must arrange through a broker to borrow the security in order to deliver it to the buyer. The Fund is obligated to replace the borrowed security by purchasing it at a market price at or prior to the time it must be returned to the lender. The price at which the Fund is required to replace the borrowed security may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. See “Investment Objective, Strategies and Policies—Principal Investment Strategies—Tactical Closed-End Fund Income Strategy” and “Risks—Short Sale Risks.”

Under the Tactical Closed-End Fund Income Strategy, the Fund also may attempt to enhance the return on the cash portion of its portfolio by investing in total return swap agreements. A total return swap agreement provides the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Fund, and is typically settled in cash at least monthly. If the underlying asset declines in value over the term of the swap, the Fund would be required to pay the dollar value of that decline plus any applicable fees to the counterparty. The Fund may use its own net asset value or any other reference asset that the Adviser chooses as the underlying asset in a total return swap. The Fund will limit the notional amount of all total return swaps in the aggregate to 15% of the Fund’s Managed Assets. Using the Fund’s own net asset value as the underlying asset in the total return swap serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings. This type of total return swap would provide the Fund with a return based on its net asset value. Like any total return swap, the Fund would be subject to counterparty risk and the risk that its own net asset value declines in value. See “Investment Objective, Strategies and Policies—Principal Investment Strategies—Tactical Closed-End Fund Income Strategy“ and “Risks—Swap Risks.”

The Fund anticipates that its SPAC investments will be primarily composed of: (i) units issued by SPACs comprised of common stock and warrants to purchase common stock; (ii) common stock issued by SPACs, including “founder” shares; and (iii) warrants to purchase common stock, including “founder” warrants. In addition, the Fund’s SPAC investments could also consist of debt instruments issued by SPACs; securities of other investment companies that primarily invest in SPACs; and securities of SPACs that have completed a business combination transaction with an operating company within the last two calendar years.

The Fund’s SPAC investments may be obtained (among other means) through initial public offerings (“IPOs”) of SPACs; secondary market transactions; private placements, including private investment in public equity (“PIPE”) transactions and investments in vehicles formed by SPAC sponsors to hold founder shares and founder warrants; and/or forward purchase agreements pursuant to which investors commit to purchasing a SPAC’s securities to the extent the SPAC requires additional funding at the time of a business combination. Through its investments in SPACs, the Fund will seek to (i) obtain attractive risk-adjusted investment returns, and (ii) derive value from buying and selling SPAC securities to take advantage of pricing discrepancies in the SPAC market (e.g., the difference between the price of a SPAC security and the pro rata value of the SPAC’s trust account).

The SPACs in which the Adviser may invest may focus on a broad range of industries and sectors and may generally pursue initial business combinations in any business, industry or geographic location, including outside of the United States. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their securities’ prices.

Opportunistic Income Strategy. This strategy seeks to generate attractive risk-adjusted returns through investments in fixed income instruments and other investments, including agency and non-agency residential mortgage-backed and other asset-backed securities, corporate bonds, municipal bonds, and real estate investment trusts (“REITs”). At least 50% of the Managed Assets allocated to this strategy is invested in mortgage-backed securities. See “Risks—Fixed Income Securities Risks,” “Risks—Mortgage-Backed Securities Risk” and “Risks—Municipal Securities Risk.”

Under this strategy, the Fund may invest in securities of any credit quality, including, without limit, securities that are rated below investment grade, except that the Fund invests at least 20% of the Managed Assets allocated to this strategy in securities rated investment grade (or unrated securities judged by the Subadviser to be of comparable quality). In addition, the Subadviser does not currently expect that the Fund will invest more than 15% of the Managed Assets allocated to this strategy in corporate debt securities (excluding mortgage-backed securities) or sovereign debt instruments rated below B- by Moody’s and below B3 by S&P or Fitch (or unrated securities determined by the Subadviser to be of comparable quality). The Fund’s investments in below investment grade securities under this strategy may include securities receiving the lowest ratings from S&P (i.e., D-), Fitch (i.e., D-) or Moody’s (i.e., C3), or comparably rated by another NRSRO or, if unrated, determined by the Adviser or Subadviser to be of comparable credit quality, which indicates that the security is in default or has little prospect for full recovery of principal or interest. See “Risks—Defaulted and Distressed Securities Risk.” Below investment grade securities are commonly referred to as “junk” and “high yield” securities. Below investment grade securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower rated below investment grade securities are considered more vulnerable to nonpayment than other below investment grade securities and their issuers are more dependent on favorable business, financial and economic conditions to meet their financial commitments. The lowest rated below investment grade securities are typically already in default. See “Risks—Credit and Below Investment Grade Securities Risk.”

The Fund invests no more than 20% of its Managed Assets allocated to the Opportunistic Income Strategy in non-U.S. investments, including emerging market investments. See “Risks—Emerging Markets Risks.”

Investments under the Opportunistic Income Strategy may include substantial investments in mortgage-backed securities, including agency and non-agency residential mortgage-backed securities (“RMBS”). These RMBS investments have undergone extreme volatility over the past several years, driven primarily by high default rates and the securities being downgraded to “junk” status. See “Risks—Mortgage-Backed Securities Risks.”

Investments under the Opportunistic Income Strategy may include mortgage- or asset-backed securities of any kind, including, by way of example, mortgage- or asset-related securities not subject to the credit support of the U.S. government or any agency or instrumentality of the U.S. government, including obligations backed or supported by sub-prime mortgages, which are subject to certain special risks. See “Risks—Mortgage-Backed Securities Risks.”

Mortgage- or asset-backed securities may include, among other things, securities issued or guaranteed by the United States Government, its agencies, or its instrumentalities or sponsored corporations, or securities of domestic or foreign private issuers. Mortgage- or asset-backed securities may be issued or guaranteed by banks or other financial institutions, special-purpose vehicles established for such purpose, or private issuers, or by government agencies or instrumentalities. Privately issued mortgage-backed securities include any mortgage-backed security other than those issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities may include, without limitation, interests in pools of residential mortgages or commercial mortgages, and may relate to domestic or non-U.S. mortgages. Mortgage-backed securities include, but are not limited to, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs, mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, collateralized debt obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), and securitizations of various receivables, including, for example, credit card and automobile finance receivables. Certain mortgage-backed securities in which the Fund may invest may represent an inverse interest-only class of security for which the holders are entitled to receive no payments of principal and are entitled only to receive interest at a rate that will vary inversely with a specified index or reference rate, or a multiple thereof.

The Fund may purchase other types of debt securities and other income-producing investments of any kind, including, by way of example, U.S. government securities; debt securities issued by domestic or foreign corporations; obligations of foreign sovereigns or their agencies or instrumentalities; equity, mortgage, or hybrid REIT securities; bank loans (including, among others, participations, assignments, senior loans, delayed funding loans and revolving credit facilities); municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises. See “Investment Objective, Strategies and Policies—Principal Investment Strategies—Opportunistic Income Strategy.”

Alternative Credit Strategy. This strategy may invest in a combination of: (i) investing in loans to small- and mid-sized companies (“SMEs”); (ii) investing in notes or other pass-through obligations issued by an alternative credit platform (or an affiliate) representing the right to receive the principal and interest payments on an Alternative Credit investment (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Alternative Credit; (iv) investing in private investment funds that purchase Alternative Credit; (v) acquiring an equity interest in an alternative credit platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to an alternative credit platform (or an affiliate) (the foregoing listed investments are collectively referred to herein as the “Alternative Credit Instruments” or “Alternative Credit”). The purchase of whole loans through an Alternative Credit platform involves the purchase of “securities” under the Securities Act issued by the originating platforms, and accordingly, the purchase of whole loans by the Fund involves the purchase of securities.

The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. Unless the context suggests otherwise, all references to loans generally refer to Alternative Credit. Alternative Credit Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). The Alternative Credit Instruments in which the Fund may invest may have varying degrees of credit risk. There can be no assurance that payments due on underlying Alternative Credit investments will be made. At any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan. A secondary market for the loans does not currently exist, and no market for the loans may develop in the future.

While, under normal circumstances, the Adviser does not provide instructions to the platforms as to any individual criterion used to determine platform-specific grades prior to purchasing Alternative Credit (except as noted below), the Adviser does retain the flexibility to provide more specific instructions (e.g., term; interest rate; geographic location of borrower) if the Adviser believes that investment circumstances dictate any such further instructions. Specifically, the Adviser instructs platforms that the Fund will not purchase any Alternative Credit that are of “subprime quality” (as determined at the time of investment). Although there is no specific legal or market definition of subprime quality, it is generally understood in the industry to signify that there is a material likelihood that the loan will not be repaid in full. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. The Fund does not currently have any intention to invest in Alternative Credit originated from lending platforms based outside the United States or made to non-U.S. borrowers. In determining whether an SME loan is of subprime quality, the Adviser generally looks to a number of borrower-specific factors, which will include the payment history of the borrower and, as available, financial statements, tax returns and sales data. The Adviser will not invest the Fund’s assets in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Alternative Credit investment data provided by such platform relevant to determining the existence and valuation of such Alternative Credit investment and utilized in the accounting of the loans (i.e., in order to select a platform, the Adviser must assess that it believes all relevant loan data for all loans purchased from the platform is included and correct).

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

In addition to the foregoing principal investment strategies of the Fund, the Adviser also may allocate the Fund’s Managed Assets among cash and short-term investments. See “Investment Policies and Techniques—Temporary Investments and Defensive Position” in the SAI. There are no limits on the Fund’s portfolio turnover, and the Fund may buy and sell securities to take advantage of potential short-term trading opportunities without regard to length of time and when the Adviser or Subadviser believes investment considerations warrant such action. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

All percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations of the Fund’s portfolio securities. Unless otherwise specified herein, the Fund may count its holdings in Underlying Funds towards various guideline tests so long as the earnings on the underlying holdings of such Underlying Funds are exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax).

Unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the common shareholders. The Fund’s investment objective and certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. See “Investment Restrictions” in the SAI.

Investment Philosophy and Process

The Adviser allocates the Fund’s assets among the Tactical Closed-End Fund Income Strategy, the Opportunistic Income Strategy, and the Alternative Credit Strategy (as described above). The amount allocated to each of the principal strategies may change depending on the Adviser’s assessment of market risk, security valuations, market volatility, and the prospects for earning income and capital appreciation. See “Risks—Structural Risks—Multi-Manager Risk.”

Tactical Closed-End Fund Income Strategy. The Adviser considers a number of factors when selecting Underlying Funds, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The term “tactical” is used to indicate that the portion of the Fund’s Managed Assets allocated to this strategy invests in CEFs to take advantage of pricing discrepancies in the CEF market.

In selecting CEFs, the Adviser opportunistically utilizes a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with CEFs. The Adviser employs both a quantitative and qualitative approach in its selection of CEFs and has developed proprietary screening models and algorithms to trade CEFs by identifying pricing aberrations. The Adviser’s mean reversion investing looks to capitalize on changes within the pricing of a CEF and, based upon its research and analysis, a view that it will revert to historical pricing. The Adviser employs the following trading strategies, among others:

Statistical Analysis (Mean Reversion)

● Using proprietary quantitative models, the Adviser seeks to identify CEFs that are trading at compelling absolute and/or relative discounts.

● The Adviser attempts to capitalize on the perceived mispricing if the Adviser believes that the discount widening is irrational and expects the discount to narrow to longer-term mean valuations.

Corporate Actions

● The Adviser pursues investments in CEFs that have announced, or the Adviser believes are likely to announce, certain corporate actions that may drive value for their shareholders.

● The Adviser has developed trading strategies that focus on CEF tender offers, rights offerings, shareholder distributions, open-endings and liquidations.

Shareholder Activism

● In assessing the attractiveness of an investment in a CEF, the Adviser assesses a CEF’s susceptibility to dissident or activist activity and analyzes the composition of the fund’s shareholder register. The Fund, in seeking to achieve its investment objective, will not take activist positions in the Underlying Funds.

In employing its trading strategies, the Adviser conducts an extensive amount of due diligence on various fund sponsors, investment managers and funds, including actively monitoring regulatory filings, analyzing a fund’s registration statements, financial statements and organizational documents, as well as conducting proprietary research, such as speaking with fund sponsors, underwriters, sell-side brokers and investors.

See “Investment Philosophy and Process—Tactical Closed-End Fund Income Strategy.”

Opportunistic Income Strategy. The term “opportunistic” is used to indicate that the portion of this strategy’s Managed Assets devoted to any particular asset class will vary depending on the Subadviser’s view of what investments offer potentially attractive risk-adjusted returns under then-existing market conditions.

With respect to its investments in mortgage-backed securities, the Subadviser utilizes a unique investment process that first examines the macroeconomic status of the mortgage-backed sector. This analysis includes reviewing information regarding interest rates, yield curves and spreads, credit analysis of the issuers and a general analysis of the markets generally. From this detailed analysis, along with assessment of other economic data including market trends, unemployment data and pending legislation, the Subadviser identifies subsectors within the mortgage sector that the Subadviser believes offer the highest potential for return. The Subadviser then applies a qualitative analysis that evaluates market trends and portfolio analytics, including looking at factors such as duration, level of delinquencies, default history and recovery rates. Finally, the Subadviser performs a quantitative analysis of the potential investment, essentially performing a stress test of the potential investment’s underlying portfolio of mortgages. Only when a potential investment has passed the Subadviser’s screening will it be added to the strategy’s portfolio.

The Subadviser allocates the Opportunistic Income Strategy assets among market sectors, and among investments within those sectors, in an attempt to construct a portfolio providing a high level of current income and the potential for capital appreciation consistent with what the Subadviser considers an appropriate level of risk in light of market conditions prevailing at the time. Implementation of portfolio asset allocation decisions is made by the Subadviser’s portfolio managers after consultation with the Subadviser’s Fixed Income Asset Allocation Committee, a committee consisting of portfolio managers, traders and analysts which contributes to fixed-income asset allocation decisions made on behalf of the Fund by the Subadviser. The Subadviser will select investments over time to implement its long-term strategic investment view. It also will buy and sell securities opportunistically in response to short-term market, economic, political, or other developments or otherwise as opportunities may present themselves. In selecting individual securities for investment by the Fund, the Subadviser uses a bottom-up security selection process, reflecting in-depth research and analysis. The Subadviser will manage the Opportunistic Income Strategy of the Fund under an integrated risk management framework overseen by the Fund’s portfolio management team and Subadviser’s risk management committee.

Portfolio securities in the Opportunistic Income Strategy may be sold at any time. Sales may occur when the Subadviser determines to take advantage of a better investment opportunity, because the Subadviser believes the portfolio securities no longer represent relatively attractive investment opportunities, because the Subadviser perceives a deterioration in the credit fundamentals of the issuer, or because the Subadviser believes it would be appropriate for other investment reasons, such as to adjust the duration or other characteristics of the investment portfolio.

Alternative Credit Strategy. The Adviser believes that the recent and continuing growth of the online and mobile alternative credit industry has created a relatively untapped and attractive investment opportunity, with the potential for large returns. The Adviser seeks to capitalize on this opportunity by participating in the evolution of this industry, which has served as an alternative to, and has begun to take market share from, the more traditional lending operations of large commercial banks. The ability of borrowers to obtain loans through alternative credit with interest rates that may be lower than those otherwise available to them (or to obtain loans that would otherwise be unavailable to them) has contributed to the significant rise of the use of Alternative Credit. At the same time, alternative credit has also enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer attractive returns.

In selecting the Fund’s Alternative Credit investments, the Adviser employs a bottom-up approach to evaluate the expected returns of loans by loan segment (e.g., consumer, SME and student loans) and by platform origination (as discussed below), as well as a top-down approach to seek to identify investment opportunities across the various segments of the alternative credit industry. In doing so, the Adviser conducts an analysis of each segment’s anticipated returns relative to its associated risks, which takes into consideration for each segment duration, scheduled amortization, seniority of the claim of the loan, prepayment terms and prepayment expectations, current coupons and trends in coupon pricing, origination fees, servicing fees and anticipated losses based on historical performance of similar credit instruments. The Adviser then seeks to allocate Fund assets to the segments identified as being the most attractive on a risk-adjusted return basis.

Within each segment, the Adviser conducts a platform-specific analysis, as opposed to a loan-specific analysis, and, as such, the Adviser’s investment process does not result in a review of each individual Alternative Credit investment to which the Fund has investment exposure. Instead, the Adviser generally seeks loans that have originated from platforms that have met the Adviser’s minimum requirements related to, among other things, loan default history and overall borrower credit quality. In this regard, the Adviser engages in a thorough and ongoing due diligence process of each platform to assess, among other things, the viability of the platform to sustain its business for the foreseeable future; whether the platform has the appropriate expertise, ability and operational systems to conduct its business; the financial condition and outlook of the platform; and the platform’s ability to manage regulatory, business and operational risk. In addition, the Adviser’s due diligence efforts include reviews of the servicing and underwriting functions of a platform (as further described below) and/or funding bank (as applicable), the ability of a platform to attract borrowers and the volume of loan originations, and loan performance relative to model expectations, among other things. In conducting such due diligence, the Adviser has access to, and reviews, the platform’s credit models as well. Moreover, the Adviser visits each platform from time to time for on-site reviews of the platform, including discussions with each of the significant business units within the platform (e.g., credit underwriting, customer acquisition and marketing, information technology, communications, servicing and operations).

As part of the foregoing due diligence efforts, the Adviser monitors on an ongoing basis the underwriting quality of each platform through which it invests in Alternative Credit, including (i) an analysis of the historical and ongoing “loan tapes” that includes loan underwriting data and actual payment experience for all individual loans originated by the platform since inception that are comparable to the loans purchased, or to be purchased, by the Fund, (ii) reviews of the credit model used in the platform’s underwriting processes, including with respect to the assignment of credit grades by the platform to its Alternative Credit and the reconciliation of the underlying data used in the model, (iii) an assessment of any issues identified in the underwriting of the Alternative Credit and the resulting remediation efforts of the platform to address such issues, and (iv) a validation process to confirm that loans purchased by the Fund conform with the terms and conditions of any applicable purchase agreement entered into with the platform.

Although the Adviser does not review each individual Alternative Credit investment prior to investment, it is able to impose minimum quantitative and qualitative criteria on the loans in which it will invest by limiting the Fund’s loans to the loan segments and platforms selected by the Adviser, as noted above. In effect, the Adviser adopts the minimum investment criteria inherent in a loan segment or imposed by a platform that it has identified as having the appropriate characteristics for investment. Furthermore, each platform assigns the Alternative Credit it originates a platform-specific credit grade reflecting the potential risk-adjusted return of the loan, which may be based on various factors such as: (i) the term, interest rate and other characteristics of the loans; (ii) the location of the borrowers; (iii) if applicable, the purpose of the loans within the platform (e.g., consumer, SME or student loans); and (iv) the credit and risk profile of the borrowers, including, without limitation (to the extent applicable based on the type of loan), the borrower’s annual income, debt-to-income ratio, credit score (e.g., FICO score), delinquency rate and liens. In purchasing Alternative Credit from a platform, the Fund provides the applicable platform with instructions as to which platform credit grades are eligible for purchase (or, conversely, which platform credit grades are ineligible for Fund purchase). The Adviser performs an ongoing analysis of each of the criteria within a platform’s credit grades to determine historical and predicted prepayment, charge-off, delinquency and recovery rates acceptable to the Adviser. While, under normal circumstances, the Adviser does not provide instructions to the platforms as to any individual criterion used to determine platform-specific grades prior to purchasing Alternative Credit (except as noted below), the Adviser does retain the flexibility to provide more specific instructions (e.g., term; interest rate; geographic location of borrower) if the Adviser believes that investment circumstances dictate any such further instructions. Specifically, the Adviser instructs platforms that the Fund will not purchase any Alternative Credit that are of “subprime quality” (as determined at the time of investment). Although there is no specific legal or market definition of subprime quality, it is generally understood in the industry to signify that there is a material likelihood that the loan will not be repaid in full. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. In determining whether an SME loan is of subprime quality, the Adviser generally looks to a number of borrower-specific factors, which will include the payment history of the borrower and, as available, financial statements, tax returns and sales data.

The Adviser will not invest the Fund’s assets in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Alternative Credit investment data provided by such platform relevant to determining the existence and valuation of such Alternative Credit investment and utilized in the accounting of the loans (i.e., in order to select a platform, the Adviser must assess that it believes all relevant loan data for all loans purchased from the platform is included and correct).

The Adviser significantly relies on borrower credit information provided by the platforms through which they make the Fund’s investments. The Adviser receives updates of such borrower credit information provided by independent third party service providers to the platforms and therefore is able to monitor the credit profile of its investments on an ongoing basis. See “Net Asset Value.”

The Adviser invests in Alternative Credit through the use of a web-based service that provides direct access to platforms and facilitates the loan acquisition process by retrieving for the Adviser data such as bidding and listing information. Given the increased reliance on the use of information technology in alternative credit, the Adviser conducts due diligence on the platforms through which it seeks its Alternative Credit investments, including a review of each platform’s information technology security, fraud protection capabilities and business continuity plan. The Adviser generally requires a platform to have, among other things, industry standard data backup protections, including off-site backup datacenters and state of the art data encryption, and appropriate cybersecurity measures. In addition, the Adviser has adopted various protections for itself, including a business continuity plan which provides procedures related to the recovery and restoration of its business, particularly with respect to any critical functions and systems of the Adviser, following an interruption in service or disaster.

Use of Leverage

The Fund may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. The Adviser determines whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets.

On August 1, 2023, the Fund entered into a credit agreement with BNP Paribas (“BNP Credit Agreement”). The BNP Credit Agreement permits the Fund to borrow funds that are collateralized by assets held at BNP Paribas pursuant to the BNP Credit Agreement. Under the terms of the BNP Credit Agreement, the Fund may borrow up to $25,000,000 bearing an interest rate of the Overnight Bank Funding Rate plus a fixed rate determined by the securities pledged as collateral. Any unused portion of the BNP Credit Agreement is subject to a commitment fee of 0.50% of the unused portion of the facility until a utilization of 80% or greater is met.

The Fund did not utilize the BNP Credit Agreement during the year ended June 30, 2024. There was no balance outstanding on the BNP Credit Agreement as of December 31, 2024.

The Fund also currently utilizes leverage through its outstanding Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock. As of March 11, 2025, the aggregate dollar amount (i.e., liquidation preference) of the Fund's outstanding Series A Preferred Stock was $60,000,000, which then represented approximately 17.33% of the Fund's total assets (including assets attributable to the Fund's leverage). As of March 11, 2025, the aggregate dollar amount (i.e., liquidation preference) of the Fund's outstanding Series B Preferred Stock was $60,000,000, which then represented approximately 17.33% of the Fund's total assets (including assets attributable to the Fund's leverage). As of March 11, 2025, the aggregate dollar amount (i.e., liquidation preference) of the Fund's outstanding Series C Preferred Stock was $4,192,060, which then represented approximately 1.21% of the Fund's total assets (including assets attributable to the Fund's leverage).

The Series A, Series B and Series C Preferred Stock rank senior in right of payment to the Common Shares and is subordinated in right of payment to borrowings under the BNP Credit Agreement. As of December 31, 2024, the Fund's leverage from borrowings and its issuance of Series A, Series B and Series C Preferred Stock was approximately 36.35% of its Managed Assets. See “Summary of Fund Expenses” and “Use of Leverage – Effects of Leverage.” The Fund currently anticipates that it could also obtain leverage through the use of reverse repurchase agreements.

Pursuant to the provisions of the 1940 Act, the Fund may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets and may issue Preferred Shares in an amount up to 50% of its total assets (including the proceeds from leverage). The Underlying Funds that the Fund invests in may also use leverage.

Notwithstanding the limits discussed above, the Fund may enter into derivatives or other transactions (e.g., reverse repurchase agreements and total return swaps) that may provide leverage (other than through borrowings or the issuance of Preferred Shares), but which are not subject to the foregoing limitation if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable Securities and Exchange Commission (“SEC”) regulations and interpretations to cover its obligations under those transactions and instruments. These transactions entail additional expenses (e.g., transaction costs) which are borne by the Fund.

The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, returns will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, returns will be less than if leverage had not been used. The use of leverage magnifies gains and losses to common shareholders. Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the common shares than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage” and “Risks—Leverage Risks.”

The Fund also invests in reverse repurchase agreements, total return swaps and derivatives or other transactions with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act. These transactions entail additional expenses (e.g., transaction costs) which are borne by the Fund.

Dividends and Distributions

The Fund has implemented a level distribution policy (the “Level Distribution Policy.”) Under the Level Distribution Policy, the Fund intends to make monthly distributions to common shareholders at a constant and fixed (but not guaranteed) rate (which is annually reset) equal to 12.5% of the average of the Fund’s NAV per share as reported for the final five trading days of the preceding calendar year. The rate disclosed is as of the date of this Prospectus.

Under the Level Distribution Policy, to the extent that sufficient investment income is not available on a monthly basis, the Fund’s distributions could consist of return of capital in order to maintain the distribution rate. The amount treated as a return of capital will reduce a shareholder’s adjusted basis in the shareholder’s shares, thereby increasing the potential gain or reducing the potential loss on the sale of shares. Investors should not make any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Level Distribution Policy. Dividends and distributions may be payable in cash or common shares, with shareholders having the option to receive additional common shares in lieu of cash. The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to common shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund’s ability to maintain a stable level of distributions to shareholders will depend on a number of factors, including the stability of income received from its investments. The amount of monthly distributions could vary depending on a number of factors, including the costs of any leverage. As portfolio and market conditions change, the amount of dividends on the Fund’s common shares could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential federal excise tax. The Fund intends to distribute all realized net capital gains, if any, at least annually. See “Dividends and Distributions.”

Preferred Shares Distributions. In accordance with the Fund’s Governing Documents (as defined below) and as required by the 1940 Act, all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no complete distribution due for a particular dividend period will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred shares of the Fund, any distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. As used herein, “Governing Documents” means the Fund’s Articles of Amendment and Restatement and By-Laws, together with any amendments or supplements thereto, including any Articles Supplementary establishing a series of preferred shares.

Distributions on fixed rate preferred shares, at the applicable annual rate of the per share liquidation preference, are cumulative from the original issue date and are payable, when, as and if declared by the Board, out of funds legally available therefore.

Dividend Reinvestment Plan	The Fund has an automatic dividend reinvestment plan (the “Plan”) commonly referred to as an “opt-out” plan. Each Common Shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares. The automatic reinvestment of dividends and distributions in Common Shares will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends and distributions, even though such participants have not received any cash with which to pay the resulting tax.

Common Shareholders who elect not to participate in the Plan will receive all distributions in cash. All correspondence or questions concerning the Plan, including how a common shareholder may opt out of the Plan, should be directed to DST Systems, Inc., (844) 569-4750 (the “Plan Administrator”). Beneficial owners of common shares who hold their common shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in, or opt out of, the Plan. See “Dividend Reinvestment Plan” and “U.S. Federal Income Tax Matters.”

Exchange Listing	The Fund’s currently outstanding common shares are, and the Common Shares offered in this Prospectus and any applicable prospectus supplement will be, subject to notice of issuance, listed on the New York Stock Exchange (“NYSE”) under the trading or “ticker” symbol “OPP.” The NAV of the Fund's common shares at the close of business March 11, 2025 was $9.23 per share, and the last sale price of the common shares on the NYSE on such date was $8.77. In addition, the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are listed on the NYSE under the ticker symbols "OPPRA," "OPPRB," and "OPPRC," respectively. As of March 11, 2025, the Fund had 2,400,000 shares of Series A Preferred Stock, 2,400,000 shares of Series B Preferred Stock and 419,206 shares of Series C Preferred Stock outstanding.

Preferred Shares	The terms of each series of Preferred Shares may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund’s Common Shares. If the Fund’s Board of Directors determines that it may be advantageous to the holders of the Fund’s common shares for the Fund to utilize additional leverage, the Fund may issue additional series of Preferred Shares. Any fixed rate Preferred Shares issued by the Fund will pay distributions at a fixed rate. Leverage creates a greater risk of loss as well as a potential for more gains for the Common Shares than if leverage were not used. The Fund may also determine in the future to issue other forms of senior securities, such as securities representing debt, subject to the limitations of the 1940 Act. As of March 11, 2025, the Fund had 2,400,000 shares of Series A Preferred Stock, 2,400,000 shares of Series B Preferred Stock and 419,206 shares of Series C Preferred Stock outstanding.

Risk Considerations	Risk is inherent in all investing. Investing in any investment company security involves risks, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Fund, you should consider the risks set forth under “Risks” beginning on page 34 (as well as other information in this Prospectus, the applicable prospectus supplement and SAI), which provides a discussion of the principal risk factors associated with an investment in the Fund specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to the Fund. Given the nature of the Fund’s investment strategies, these principal risks include risks associated with investments in fixed income securities, mortgage-backed securities, collateralized mortgage obligations, collateralized loan obligations, below investment grade securities and Underlying Funds; risks associated with the use of leverage; and risks related to interest rates.

Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodian	ALPS Fund Services, Inc. (“AFS”) is the Fund’s administrator. Under an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), AFS is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. State Street Bank and Trust Company acts as the Fund’s custodian. DST Systems, Inc. acts as the Fund’s transfer agent, registrar, Plan Administrator and dividend disbursing agent. See “Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodian.”

Summary of Fund Expenses

The following table shows Fund expenses as a percentage of net assets attributable to Common Shares. The expenses shown in the table and related footnotes, along with the example, are based on the Fund’s capital structure as of December 31, 2024. Actual expenses may be greater or less than those shown below.

Shareholder Transaction Expenses	As a Percentage of Offering Price
Sales Load	–%*
Offering Expenses Borne by Common Shareholders of the Fund	–%*
Dividend Reinvestment Plan Fees	–(1)*
Preferred Shares Offering Expenses Borne by the Fund (as a percentage of net assets attributable to common shares)	–%*

Annual Expenses	As a Percentage of Net Assets Attributable to Common Shares (Assuming the Use of Leverage Equal to 36.35% of the Fund’s Managed Assets)
Management fee(2)	1.56%
Leverage costs (3)(4)	0.05%
Dividends on Preferred Shares(5)	2.60%
Other expenses	1.05%
Acquired fund fees and expenses(6)	0.05%
Total annual expenses	5.31%

The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” and “Total annual expenses” assume that the Fund has not issued any additional Common Shares.

Example(7)

The example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) that the Fund incurs total annual expenses of 5.31% of its net assets in years 1 through 10 and (2) a 5% annual return.

	1 year	3 years	5 years	10 years
Total Expenses Incurred	$53	$159	$263	$523

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed.

*	The applicable prospectus supplement to be used in connection with any sales of Common Shares or Preferred Shares will set forth any applicable sales load and the estimated offering expenses borne by the Fund under an Offering.

(1)	There will be no brokerage charges with respect to Common shares issued directly by the Fund under the dividend reinvestment plan. You may pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(2)	The management fee is charged as a percentage of the Fund’s average daily Managed Assets, as opposed to net assets. With leverage, Managed Assets are greater in amount than net assets, because Managed Assets include borrowings for investment purposes. The market value of the Fund’s derivatives are used for purposes of calculating Managed Assets. The management fee of 1.00% of the Fund’s Managed Assets represents 1.56% of net assets attributable to Common Shares assuming the use of leverage in an amount of 36.35% of the Fund’s Managed Assets. The Fund’s Managed Assets for the period ended December 31, 2024 (which includes the use of leverage discussed in footnote (4)) were multiplied by the annual advisory fee rate and then divided by the Fund’s average net assets for the same period to calculate the management fee as a percentage of the Fund’s net assets attributable to Common Shares. Since the Fund has Preferred Shares outstanding, the management fee and certain other expenses as a percentage of net assets attributable to Common Shares is higher than if the Fund did not utilize a leveraged capital structure.

(3)	The actual amount of leverage costs borne by the Fund will vary over time in accordance with the level of the Fund’s use of leverage and variations in market interest rates. See “Use of Leverage.”

(4)	“Leverage costs” in the table reflect the cost to the Fund of borrowings, expressed as a percentage of the Fund’s net assets as of December 31, 2024. The table assumes the use of leverage from borrowings representing 36.35% of Managed Assets, which reflects approximately the percentage of the Fund’s total average Managed Assets attributable to such leverage averaged over the period ended December 31, 2024, at a weighted average annual expense to the Fund of 4.61%.

(5)	Dividends on Preferred Shares represent the estimated dividend expense adjusted to assume 2,400,000 shares of 4.375% Series A Preferred Stock with a liquidation preference of $60,000,000, 2,400,000 shares of 4.75% Series B Preferred Stock with a liquidation preference of $60,000,000, and 419,206 shares of 6.00%, 3-Year Term, Series C Preferred Stock with a liquidation preference of $4,192,060. Series A Preferred Stock and Series B Preferred Stock were outstanding for the entire 12 months of operations after December 31, 2024, Series C Preferred Stock were outstanding from issuance of December 2, 2024 through December 31, 2024.

(6)	The “Acquired Fund Fees and Expenses” are based on the expense ratios for the most recent fiscal year of the Underlying Funds (defined below) in which the Fund has invested, which may change substantially over time and, therefore, significantly affect “Acquired fund fees and expenses.” These amounts are based on the total expense ratio disclosed in each Underlying Fund’s most recent shareholder report. Some of the Underlying Funds in which the Fund invests (or may invest) charge incentive fees based on the Underlying Funds’ performance. The 0.05% shown as “Acquired Fund Fees and Expenses” reflects the operating expenses of the Underlying Funds and transaction-related fees. Certain Underlying Funds in which the Fund invests (or may invest) generally charge a management fee of 1.00% to 2.00% and may charge up to a 20% incentive fee on income and/or capital gains, which are included in “Acquired Fund Fees and Expenses,” as applicable. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance based fees or allocations paid by the Underlying Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Underlying Funds. Future Underlying Funds’ fees and expenses may be substantially higher or lower because certain fees may be based on the performance of the Underlying Funds, which may fluctuate over time. Acquired Fund Fees and Expenses are borne indirectly by the Fund, but they are not reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights.

(7)	The example does not include sales load or estimated offering costs. The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the table are accurate and that all dividends and distributions are reinvested at NAV and that the Fund is engaged in leverage of 36.35% of Managed Assets, assuming interest and fees on leverage of 2.65%. The interest and fees on leverage is expressed as an interest rate and represents interest and fees payable on the BNP Facility (defined below) and the dividend on preferred shares. Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

The purpose of the table and the example above is to help investors understand the fees and expenses that they, as Common Shareholders, would bear directly or indirectly.

Financial  Highlights

The information in the following table shows selected data for a share outstanding throughout the periods listed below. The information for the fiscal years ended June 30, 2024 and June 30, 2023 is derived from the Fund’s financial statements audited by KPMG LLP, whose report on the financial statements and the financial highlights is contained in the Fund’s annual report (“Annual Report”) for the year ended June 30, 2024 contained in the Fund’s Form N-CSR filed with the SEC on September 6, 2024. The information for the years ended June 30, 2022 and prior were audited by the Fund's previous independent registered public accounting firm. The Annual Report is incorporated by reference into this Prospectus and is available from the Fund upon request. The Fund’s “Financial Highlights” contained in the following document filed by the Fund with the SEC, is also hereby incorporated by reference into this Prospectus: the unaudited semi-annual report for the six-months ended December 31, 2024 contained in the Fund's Form N-CSR filed with the SEC on March 7, 2025.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented

Net asset value - beginning of period
Income/(loss) from investment operations:
Net investment income(a)
Net realized and unrealized gain/(loss)(b)
Total income/(loss) from investment operations
Less distributions:
From net investment income
From tax return of capital
Total distributions to common shareholders
Less distributions:
From net investment income(c)
Total distributions to preferred shareholders
Common share transactions:
Dilutive effect of rights offering
Common share offering costs charged to paid-in capital
Total capital share transactions
Preferred Stock issuance and offering costs charged to paid-in capital
Total preferred stock transactions
Net increase/(decrease) in net asset value
Net asset value - end of period
Market price - end of period
Total Return(f)
Total Return - Market Price(f)
Supplemental Data:
Net assets, end of period (in thousands)
Ratio of expenses to average net assets(h)(i)
Ratio of net investment income
Portfolio turnover rate
Loan payable (in thousands)
Asset coverage per $1,000 of loan payable(k)
Cumulative Preferred Stock (in thousands)
Asset coverage of Cumulative Preferred Stock(l)
Involuntary liquidating preference per unit of Series A Cumulative Preferred Stock
Average market value per unit of Series A Cumulative Preferred Stock
Involuntary liquidating preference per unit of Series B Cumulative Preferred Stock
Average market value per unit of Series B Cumulative Preferred Stock
Involuntary liquidating preference per unit of Series C Term Preferred Stock
Average market value per unit of Series C Term Preferred Stock

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented

For the
Six Months
Ended
December 31,		For the	For the		For the		For the		For the
2024		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
(Unaudited)		June 30, 2024	June 30, 2023		June 30, 2022		June 30, 2021		June 30, 2020
$9.40		$9.61	$11.27		$15.17		$14.91		$18.09

0.54		1.13	0.97		0.87		0.92		0.95
(0.05)		0.11	(0.78)		(2.49)		1.73		(1.72)
0.49		1.24	0.19		(1.62)		2.65		(0.77)

(0.60)		(0.88)	(0.91)		(0.81)		(1.02)		(1.11)
–		(0.33)	(0.59)		(1.03)		(1.01)		(1.07)
(0.60)		(1.21)	(1.50)		(1.84)		(2.03)		(2.18)
(0.12)		(0.24)	(0.25)		(0.24)		(0.13)		–
(0.12)		(0.24)	(0.25)		(0.24)		(0.13)		–

(0.04	)(d)	–	(0.10	)(d)	(0.06	)(d)	(0.05	)(d)	(0.22	)(d)
–		–	–		(0.01)		0.00	(e)	(0.01)
(0.04)		–	(0.10)		(0.07)		(0.05)		(0.23)
–		–	–		(0.13)		(0.18)		–
–		–	–		(0.13)		(0.18)		–
(0.27)		(0.21)	(1.66)		(3.90)		0.26		(3.18)
$9.13		$9.40	$9.61		$11.27		$15.17		$14.91
$8.34		$8.65	$8.54		$10.89		$15.58		$13.91
3.52	%(g)	11.28%	(1.26%)		(14.82%)		16.88%		(5.31%)
3.19	%(g)	17.04%	(7.92%)		(19.86%)		28.67%		(6.33%)

$217,431		$215,849	$220,659		$219,123		$224,826		$199,510
2.67	%(j)	2.75%	2.22%		1.93%		2.10%		2.84%
11.42	%(j)	12.03%	9.61%		6.32%		6.15%		5.73%
46	%(g)	117%	75%		44%		54%		43%
$–		$–	$–		$–		$21,000		$65,500
–		–	–		–		14,563		4,046
$124,192		$120,000	$120,000		$120,000		$60,000		$–
67		70	71		71		119		–
25.00		25.00	25.00		25.00		25.00		–
19.02		18.25	18.59		22.98		24.44		–
25.00		25.00	25.00		25.00		–		–
20.42		19.59	19.64		22.93		–		–
10.00		–	–		–		–		–
10.08		–	–		–		–		–

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented

For the Year Ended June 30, 2019	For the Year Ended June 30, 2018		Period from September 28, 2016(m) through June 30, 2017
$18.75	$20.04		$19.60

0.94	1.06		0.94
0.40	(0.64)		0.46
1.34	0.42		1.40

(1.18)	(1.40	)(l)	(0.92)
(0.82)	(0.31)		–
(2.00)	(1.71)		(0.92)

–	–		–
–	–		–

–	–		–
–	–		–
–	–		–
–	–		–
–	–		–
(0.66)	(1.29)		0.44
$18.09	$18.75		$20.04
$17.06	$17.69		$19.54
7.78%	2.12%		7.10	%(g)
8.50%	(0.65%)		2.50	%(g)

$199,213	$206,561		$220,768
3.16%	2.67%		2.14	%(j)
5.17%	5.42%		5.28	%(j)
27%	23%		35	%(g)
$73,500	$73,500		$71,500
3,711	3,811		4,090
$–	$–		$–
–	–		–
–	–		–
–	–		–
–	–		–
–	–		–
–	–		–
–	–		–

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Financial Highlights	For a common share outstanding throughout the periods presented

(a)	Based on average shares outstanding during the period.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying closed-end funds in which the Fund invests. The ratio does not include net investment income of the closed-end funds in which the Fund invests.
(c)	Calculated using the average shares method.
(d)	Represents the impact of the Fund's rights offering of 838,412 shares in November 2024, 3,508,633 shares in September 2022, 2,926,441 shares in October 2021, 472,995 shares in October 2020, and 2,371,081 shares in December 2019 at a subscription price per share based on a formula.
(e)	Less than $0.005 per share.
(f)	Total investment return is calculated assuming a purchase of common shares at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Total return on Market Price does not reflect any sales load paid by investors. Periods less than one year are not annualized.
(g)	Not annualized.
(h)	Ratio includes leverage expenses and loan service fees of 0.59%, 0.00%, 0.05%, 0.21% and 0.91%, respectively, that are outside the expense limit.
(i)	Does not include expenses of the closed-end funds in which the Fund invests.
(j)	Annualized.
(k)	Calculated by subtracting the Fund's total liabilities (excluding the debt balance and accumulated unpaid interest) from the Fund's total assets and dividing by the outstanding debt balance.
(l)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Fund's total assets, less all liabilities and indebtedness not represented by the Fund's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. The involuntary liquidation preference of a class of senior security, which is a stock, is the amount to which such class of senior security would be entitled on involuntary liquidation of the issuer in preference to a security junior to it. Series B Perpetual Preferred Stock and Series C Term Preferred Stock have the same priority with respect to payment of dividends and distributions and liquidation preference as the issued and outstanding Series A Preferred Stock and any other shares of preferred stock that the Fund may issue. With respect to the Series A Perpetual Preferred Stock, Series B Perpetual Preferred Stock and Series C Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25 for Series A and Series B Preferred Stock, and a liquidation of $10 for Series C Preferred Stock) and is equivalent to the Asset Coverage of Preferred Stock presented given Series A, Series B and Series C Preferred Stock have a pari-passu liquidation preference.
(m)	Commencement of operations.

Market and Net Asset Value Information

The Fund’s Common Shares are listed on the NYSE under the symbol “OPP.” The Fund’s Common Shares commenced trading on the NYSE in September 2016.

The Fund’s Common Shares have traded both at a premium and a discount to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of Common Shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock (calculated within 48 hours of pricing). The Fund’s issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available, which may put downward pressure on the market price for the Fund’s Common Shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The Fund may (but is not obligated to) take action to repurchase shares in the open market or make tender offers for its shares at or near NAV. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the NAV. Repurchase of the Common Shares may have the effect of reducing any market discount to NAV. There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their NAV.

The following table shows, for each fiscal quarter since the quarter ended June 30, 2021: (i) high and low NAVs per Common Share, (ii) the high and low sale prices per Common Share, as reported as of the close of trading on the NYSE in the consolidated transaction reporting system, and (iii) the percentage by which the Common Shares traded at a premium over, or discount from, the high and low NAVs per Common Share (using the closing market price of each trading date compared to that day’s NAV per Common Share). The Fund’s NAV per Common Share is determined on a daily basis.

					PREMIUM/ (DISCOUNT)
	MARKET PRICE (1)		NET ASSET VALUE (2)		TO NET ASSET VALUE(3)
Quarter Ended	High	Low	High	Low	High	Low
June 30, 2021	$15.95	$14.86	$15.40	$15.22	3.57%	-2.37%
September 30, 2021	$16.32	$14.55	$15.24	$14.85	7.09%	-2.02%
December 31, 2021	$15.58	$14.04	$14.77	$14.19	5.48%	-1.06%
March 31, 2022	$14.77	$12.20	$14.10	$12.80	4.75%	-4.69%
June 30, 2022	$12.97	$9.71	$12.90	$11.31	0.54%	-14.15%
September 30, 2022	$12.01	$9.20	$11.35	$10.14	5.81%	-9.27%
December 31, 2022	$9.77	$8.54	$10.27	$9.80	-4.87%	-12.86%
March 31, 2023	$9.24	$8.23	$10.18	$9.80	-9.23%	-16.02%
June 30, 2023	$8.58	$8.08	$9.86	$9.64	-12.98%	-16.23%
September 30, 2023	$8.75	$7.80	$9.55	$9.14	-8.38%	-14.66%
December 31, 2023	$8.44	$7.31	$9.51	$8.87	-11.25%	-17.59%
March 31, 2024	$8.65	$8.12	$9.59	$9.45	-9.80%	-14.07%
June 30, 2024	$8.77	$8.13	$9.50	$9.29	-7.68%	-12.49%
September 30, 2024	$9.28	$8.62	$9.72	$9.44	-4.53%	-8.69%
December 31, 2024	$9.12	$8.20	$9.51	$9.13	-4.10%	-10.19%

(1)	Based on high and low closing market price for the respective quarter.
(2)	Based on the NAV calculated on the day of the high and low closing market prices, as applicable, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).
(3)	Calculated based on the information presented.

The last reported sale price, NAV per share and percentage discount to NAV per share of the Common Shares as of March 11, 2025 were $8.77, $9.23 and 4.98%, respectively. As of that same date, the Fund had 23,809,606 Common Shares outstanding and net assets of the Fund were $219,747,990.

In recognition of the possibility that Common Shares might trade at a discount to NAV, the Board of Directors may consider one or more actions that might be taken to seek to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board of Directors may decide not to take any of these actions in the future. In addition, there can be no assurance any of these actions, or others, if undertaken, will reduce market discount.

The Fund

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on June 22, 2016. On September 27, 2016, the Fund issued an aggregate of 10,500,000 shares of its common stock in its initial public offering. Pursuant to an overallotment option, the Fund issued an additional 508,519 shares of its common stock for a total of 11,008,519 shares. In December 2019, the Fund issued 2,371,081 additional Common Shares as a result of its offering of transferable subscription rights to purchase Common Shares. In October 2020, the Fund issued 472,995 additional Common Shares as a result of its offering of transferable subscription rights to purchase Common Shares. In October 2020, the Fund also issued 2,200,000 shares of 4.375% Series A Preferred Stock, and an additional 200,000 shares pursuant to an overallotment option, for a total of 2,400,000 shares, in a public offering. In October 2021, the Fund also issued 2,926,441 additional Common Shares as a result of its offering of transferable subscription rights to purchase Common Shares. In November 2021, the Fund issued a total of 2,400,000 shares of Series B Preferred Stock in a public offering. In September 2022, the Fund also issued 3,508,633 additional Common Shares as a result of its offering of transferable subscription rights to purchase Common Shares. In November 2024, the Fund issued 838,412 Common Shares and 419,206 shares of Series C Preferred Stock as a result of its offering of transferable subscription rights to purchase Common Shares and Series C Preferred Stock.

The Fund’s currently outstanding common stock is, and common stock offered in this Prospectus and any applicable prospectus supplement will be, listed on the New York Stock Exchange (the “NYSE”) under the symbol “OPP.” The Fund’s Series A Preferred Stock are listed on the NYSE under the symbol “OPPPRA,” and the Fund’s Series B Preferred Stock are listed on the NYSE under the symbol "OPPRB," and the Fund's Series C Preferred Stock are listed on the NYSE under the symbol "OPPRC." The Fund’s principal office is located at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401 and its telephone number is (561) 484-7185.

The following table provides information about the Fund’s outstanding securities as of December 31, 2024:

Title of Class	Amount Authorized	Amount Held by the Fund or for Its Account	Amount Outstanding
Common Shares	45,070,000	-	23,809,606
Series A Preferred Stock	2,530,000		2,400,000
Series B Preferred Stock	2,400,000		2,400,000
Series C Preferred Stock	5,743,500		419,206

The Offering

The Fund may offer, from time to time, up to $300,000,000 aggregate initial offering price of (i) Common Shares, (ii) Preferred Shares, and/or (iii) subscription rights to purchase Common Shares, Preferred Shares or both (“Rights” and, together with the Common Shares and the Preferred Shares, “Securities”) in one or more offerings in amounts, at prices and on terms set forth in one or more supplements to this Prospectus. See “Description of the Fund’s Securities.” See also “Risks—Risks Associated with Additional Offerings” and “Risks—Leverage Risks.”

The Fund may offer Securities directly to one or more purchasers, including existing common shareholders and/or preferred shareholders in a Rights offering, through agents that the Fund or the purchasers designate from time to time, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of the Securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The prospectus supplement relating to any sale of preferred stock will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters, including the terms, if any, on which the preferred stock may be exchanged for or converted into shares of common stock or any other security and, if applicable, the conversion or exchange price, or how it will be calculated, and the conversion or exchange period. A supplement to this Prospectus relating to any offering of subscription rights will set forth the number of shares (common or preferred) issuable upon the exercise of each right and the other terms of such Rights offering, including whether the Preferred Shares issuable upon the exercise of such right are convertible into Common Shares. The Fund may not sell Securities through agents, underwriters or dealers without delivery of this Prospectus and a prospectus supplement describing the method and terms of the offering of the Securities. See “Plan of Distribution.”

The Fund may offer Common Shares or Preferred Shares on an immediate, continuous or delayed basis. Offerings of Common Shares will be subject to the provisions of the 1940 Act, which generally require that the public offering price of common shares of a closed-end investment company (exclusive of distribution commissions and discounts) must equal or exceed the net asset value per share of the company’s common stock (calculated within 48 hours of pricing), absent shareholder approval or under certain other circumstances. The Fund may, however, issue Common Shares pursuant to exercises of Rights at prices below net asset value. See “Risks—Associated with Additional Offerings.”

Use of Proceeds

Unless otherwise specified in a prospectus supplement, the Fund expects to invest the net proceeds from any sales of Securities in accordance with the Fund’s investment objective and policies as stated below, or use such proceeds for other general corporate purposes within approximately three months of receipt of such proceeds. Pending any such use, the proceeds may be invested in cash, cash equivalents, short-term debt securities or U.S. government securities. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distributions to common shareholders.

The Fund may use the net proceeds from the offering to call, redeem or repurchase shares of its Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock. The Series A Preferred Stock generally may not be called for redemption at the option of the Fund prior to November 15, 2025, and the Series B Preferred Stock generally may not be called for redemption at the option of the Fund prior to February 15, 2027 and the Series C Preferred Stock may not be called for redemption at the option of the Fund prior to December 1, 2027. The Fund reserves the right, however, to redeem the Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock at any time if it is necessary, in the judgment of the Board, to maintain its status as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. The distribution rate on the Series A Preferred Stock is 4.375%, and the distribution rate on the Series B Preferred Stock is 4.75%, and the distribution rate on the Series C Preferred Stock is 6.00%.

Investment Objective, Strategies and Policies

The information in “Investment Objective, Strategies and Policies” is set forth in the Fund’s annual report on Form N-CSR for the year ended June 30, 2024 in the section entitled “Summary of Updated Information Regarding the Fund”, which is incorporated by reference into this Prospectus, and in any future filings we may file with the SEC that are incorporated by reference into this Prospectus. See “Incorporation by Reference” below for more information.

Investment Philosophy and Process

The Adviser allocates the Fund’s assets among the Tactical Closed-End Fund Income Strategy, the Opportunistic Income Strategy and the Alternative Credit Strategy (as described above). The amount allocated to each of the principal strategies may change depending on the Adviser’s assessment of market risk, security valuations, market volatility, and the prospects for earning income and capital appreciation. See “Risks—Multi-Manager Risk.”

Tactical Closed-End Fund Income Strategy. The Adviser considers a number of factors when selecting Underlying Funds, including fundamental and technical analysis to assess the relative risk and reward potential throughout the financial markets. The term “tactical” is used to indicate that the portion of the Fund’s Managed Assets allocated to this strategy invests in CEFs to take advantage of pricing discrepancies in the CEF market.

In selecting CEFs, the Adviser opportunistically utilizes a combination of short-term and longer-term trading strategies to seek to derive value from the discount and premium spreads associated with CEFs by identifying pricing aberrations. The Adviser employs both a quantitative and qualitative approach in its selection of CEFs and has developed proprietary screening models and algorithms to trade CEFs. The Adviser’s mean reversion investing looks to capitalize on changes within the pricing of a CEF and, based upon its research and analysis, a view that it will revert to historical pricing. The Adviser employs the following trading strategies, among others:

Statistical Analysis (Mean Reversion)

●	Using proprietary quantitative models, the Adviser seeks to identify CEFs that are trading at compelling absolute and/or relative discounts.

●	The Adviser will attempt to capitalize on the perceived mispricing if the Adviser believes that the discount widening is irrational and expects the discount to narrow to longer-term mean valuations.

Corporate Actions

●	The Adviser pursues investments in CEFs that have announced, or the Adviser believes are likely to announce, certain corporate actions that may drive value for their shareholders.

●	The Adviser has developed trading strategies that focus on CEF tender offers, rights offerings, shareholder distributions, open-endings and liquidations.

Shareholder Activism

●	In assessing the attractiveness of an investment in a CEF, the Adviser assesses a CEF’s susceptibility to dissident or activist activity and analyzes the composition of the fund’s shareholder register. The Fund, in seeking to achieve its investment objective, will not take activist positions in the Underlying Funds.

In employing its trading strategies, the Adviser conducts an extensive amount of due diligence on various fund sponsors, investment managers and funds, including actively monitoring regulatory filings, analyzing a fund’s registration statements, financial statements and organizational documents, as well as conducting proprietary research, such as speaking with fund sponsors, underwriters, sell-side brokers and investors.

Opportunistic Income Strategy. The term “opportunistic” is used to indicate that the portion of this strategy’s Managed Assets devoted to any particular asset class will vary depending on the Subadviser’s view of what investments offer potentially attractive risk-adjusted returns under then-existing market conditions.

With respect to its investments in mortgage-backed securities, the Subadviser utilizes a unique investment process that first examines the macroeconomic status of the mortgage-backed sector. This analysis includes reviewing information regarding interest rates, yield curves and spreads, credit analysis of the issuers and a general analysis of the markets generally. From this detailed analysis, along with assessment of other economic data including market trends, unemployment data and pending legislation, the Subadviser identifies subsectors within the mortgage sector that the Subadviser believes offer the highest potential for return. The Subadviser then applies a qualitative analysis that evaluates market trends and portfolio analytics, including looking at factors such as duration, level of delinquencies, default history and recovery rates. Finally, the Subadviser performs a quantitative analysis of the potential investment, essentially performing a stress test of the potential investment’s underlying portfolio of mortgages. Only when a potential investment has passed the Subadviser’s screening will it be added to the strategy’s portfolio.

The Subadviser allocates the Opportunistic Income Strategy assets among market sectors, and among investments within those sectors, in an attempt to construct a portfolio providing a high level of current income and the potential for capital appreciation consistent with what the Subadviser considers an appropriate level of risk in light of market conditions prevailing at the time. Implementation of portfolio asset allocation decisions is made by the Subadviser’s portfolio managers after consultation with the Subadviser’s Fixed Income Asset Allocation Committee, a committee consisting of portfolio managers and analysts which contributes to fixed-income asset allocation decisions made on behalf of the Fund by the Subadviser. The Subadviser will select investments over time to implement its long-term strategic investment view. It also will buy and sell securities opportunistically in response to short-term market, economic, political, or other developments or otherwise as opportunities may present themselves. In selecting individual securities for investment by the Fund, the Subadviser uses a bottom-up security selection process, reflecting in-depth research and analysis. The Subadviser will manage the Opportunistic Income Strategy of the Fund under an integrated risk management framework overseen by the Fund’s portfolio management team and the Subadviser’s risk management committee.

Portfolio securities in the Opportunistic Income Strategy may be sold at any time. Sales may occur when the Subadviser determines to take advantage of a better investment opportunity, because the Subadviser believes the portfolio securities no longer represent relatively attractive investment opportunities, because the Subadviser perceives a deterioration in the credit fundamentals of the issuer, or because the Subadviser believes it would be appropriate for other investment reasons, such as to adjust the duration or other characteristics of the investment portfolio.

Portfolio securities in the Opportunistic Income Strategy may be sold at any time. Sales may occur when the Subadviser determines to take advantage of a better investment opportunity, because the Subadviser believes the portfolio securities no longer represent relatively attractive investment opportunities, because the Subadviser perceives a deterioration in the credit fundamentals of the issuer, or because the Subadviser believes it would be appropriate for other investment reasons, such as to adjust the duration or other characteristics of the investment portfolio.

Alternative Credit Strategy. The Adviser believes that the recent and continuing growth of the online and mobile alternative credit industry has created a relatively untapped and attractive investment opportunity, with the potential for large returns. The Adviser seeks to capitalize on this opportunity by participating in the evolution of this industry, which has served as an alternative to, and has begun to take market share from, the more traditional lending operations of large commercial banks. The ability of borrowers to obtain loans through alternative credit with interest rates that may be lower than those otherwise available to them (or to obtain loans that would otherwise be unavailable to them) has contributed to the significant rise of the use of Alternative Credit. At the same time, alternative credit has also enabled investors to purchase or invest in loans with interest rates and credit characteristics that can offer attractive returns.

In selecting the Fund’s Alternative Credit investments, the Adviser employs a bottom-up approach to evaluate the expected returns of loans by loan segment (e.g., consumer, SME and student loans) and by platform origination (as discussed below), as well as a top-down approach to seek to identify investment opportunities across the various segments of the alternative credit industry. In doing so, the Adviser conducts an analysis of each segment’s anticipated returns relative to its associated risks, which takes into consideration for each segment duration, scheduled amortization, seniority of the claim of the loan, prepayment terms and prepayment expectations, current coupons and trends in coupon pricing, origination fees, servicing fees and anticipated losses based on historical performance of similar credit instruments. The Adviser then seeks to allocate Fund assets to the segments identified as being the most attractive on a risk-adjusted return basis.

Within each segment, the Adviser conducts a platform-specific analysis, as opposed to a loan-specific analysis, and, as such, the Adviser’s investment process does not result in a review of each individual Alternative Credit investment to which the Fund has investment exposure. Instead, the Adviser generally seeks loans that have originated from platforms that have met the Adviser’s minimum requirements related to, among other things, loan default history and overall borrower credit quality. In this regard, the Adviser engages in a thorough and ongoing due diligence process of each platform to assess, among other things, the viability of the platform to sustain its business for the foreseeable future; whether the platform has the appropriate expertise, ability and operational systems to conduct its business; the financial condition and outlook of the platform; and the platform’s ability to manage regulatory, business and operational risk. In addition, the Adviser’s due diligence efforts include reviews of the servicing and underwriting functions of a platform (as further described below) and/or funding bank (as applicable), the ability of a platform to attract borrowers and the volume of loan originations, and loan performance relative to model expectations, among other things. In conducting such due diligence, the Adviser has access to, and reviews, the platform’s credit models as well. Moreover, the Adviser visits each platform from time to time for on-site reviews of the platform, including discussions with each of the significant business units within the platform (e.g., credit underwriting, customer acquisition and marketing, information technology, communications, servicing and operations).

As part of the foregoing due diligence efforts, the Adviser monitors on an ongoing basis the underwriting quality of each platform through which it invests in Alternative Credit, including (i) an analysis of the historical and ongoing “loan tapes” that includes loan underwriting data and actual payment experience for all individual loans originated by the platform since inception that are comparable to the loans purchased, or to be purchased, by the Fund, (ii) reviews of the credit model used in the platform’s underwriting processes, including with respect to the assignment of credit grades by the platform to its Alternative Credit and the reconciliation of the underlying data used in the model, (iii) an assessment of any issues identified in the underwriting of the Alternative Credit and the resulting remediation efforts of the platform to address such issues, and (iv) a validation process to confirm that loans purchased by the Fund conform with the terms and conditions of any applicable purchase agreement entered into with the platform.

Although the Adviser does not review each individual Alternative Credit investment prior to investment, it is able to impose minimum quantitative and qualitative criteria on the loans in which it will invest by limiting the Fund’s loans to the loan segments and platforms selected by the Adviser, as noted above. In effect, the Adviser adopts the minimum investment criteria inherent in a loan segment or imposed by a platform that it has identified as having the appropriate characteristics for investment. Furthermore, each platform assigns the Alternative Credit it originates a platform-specific credit grade reflecting the potential risk-adjusted return of the loan, which may be based on various factors such as: (i) the term, interest rate and other characteristics of the loans; (ii) the location of the borrowers; (iii) if applicable, the purpose of the loans within the platform (e.g., consumer, SME or student loans); and (iv) the credit and risk profile of the borrowers, including, without limitation (to the extent applicable based on the type of loan), the borrower’s annual income, debt-to-income ratio, credit score (e.g., FICO score), delinquency rate and liens. In purchasing Alternative Credit from a platform, the Fund provides the applicable platform with instructions as to which platform credit grades are eligible for purchase (or, conversely, which platform credit grades are ineligible for Fund purchase). The Adviser performs an ongoing analysis of each of the criteria within a platform’s credit grades to determine historical and predicted prepayment, charge-off, delinquency and recovery rates acceptable to the Adviser. While, under normal circumstances, the Adviser does not provide instructions to the platforms as to any individual criterion used to determine platform-specific grades prior to purchasing Alternative Credit (except as noted below), the Adviser does retain the flexibility to provide more specific instructions (e.g., term; interest rate; geographic location of borrower) if the Adviser believes that investment circumstances dictate any such further instructions. Specifically, the Adviser instructs platforms that the Fund will not purchase any Alternative Credit that are of “subprime quality” (as determined at the time of investment). Although there is no specific legal or market definition of subprime quality, it is generally understood in the industry to signify that there is a material likelihood that the loan will not be repaid in full. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. In determining whether an SME loan is of subprime quality, the Adviser generally looks to a number of borrower-specific factors, which will include the payment history of the borrower and, as available, financial statements, tax returns and sales data.

The Adviser will not invest the Fund’s assets in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Alternative Credit investment data provided by such platform relevant to determining the existence and valuation of such Alternative Credit investment and utilized in the accounting of the loans (i.e., in order to select a platform, the Adviser must assess that it believes all relevant loan data for all loans purchased from the platform is included and correct).

The Adviser significantly relies on borrower credit information provided by the platforms through which they make the Fund’s investments. The Adviser receives updates of such borrower credit information provided by independent third party service providers to the platforms and therefore is able to monitor the credit profile of its investments on an ongoing basis. See “Net Asset Value.”

The Adviser invests in Alternative Credit through the use of a web-based service that provides direct access to platforms and facilitates the loan acquisition process by retrieving for the Adviser data such as bidding and listing information. Given the increased reliance on the use of information technology in alternative credit, the Adviser conducts due diligence on the platforms through which it seeks its Alternative Credit investments, including a review of each platform’s information technology security, fraud protection capabilities and business continuity plan. The Adviser generally requires a platform to have, among other things, industry standard data backup protections, including off-site backup datacenters and state of the art data encryption, and appropriate cybersecurity measures. In addition, the Adviser has adopted various protections for itself, including a business continuity plan which provides procedures related to the recovery and restoration of its business, particularly with respect to any critical functions and systems of the Adviser, following an interruption in service or disaster.

Use of Leverage

The Fund may borrow money and/or issue Preferred Shares, notes or debt securities for investment purposes. These practices are known as leveraging. The Adviser determines whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. On August 1, 2023, the Fund entered into a credit agreement with BNP Paribas (“BNP Credit Agreement”). The BNP Credit Agreement permits the Fund to borrow funds that are collateralized by assets held at BNP Paribas pursuant to the BNP Credit Agreement. Under the terms of the BNP Credit Agreement, the Fund may borrow up to $25,000,000 bearing an interest rate of the Overnight Bank Funding Rate plus a fixed rate determined by the securities pledged as collateral. Any unused portion of the BNP Credit Agreement is subject to a commitment fee of 0.50% of the unused portion of the facility until a utilization of 80% or greater is met. The BNP Credit Agreement was not utilized during the year ended June 30, 2024. As of December 31, 2024, the Fund had no outstanding balance on the BNP Credit Agreement.

As of March 11, 2025, the Fund had outstanding 2,400,000 shares of Series A Preferred Stock, 2,400,000 shares of Series B Preferred Stock and 419,206 shares of Series C Preferred Stock. As of the same date, the average liquidation preference of the Series A Preferred stock and Series B Preferred stock was $60,000,000, and the average liquidation preference of Series C Preferred Stock was $4,192,060. The Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock rank senior in right of payment to the Common.

Issuance of common shares will enable the Fund to increase the aggregate amount of its leverage. The Fund may achieve such increase in leverage through additional borrowings and/or the issuance of Preferred Shares and/or debt securities. However, there is no assurance that the Fund will increase the amount of its leverage or utilize leverage in addition to the credit facility or that, if additional leverage is utilized, it will be successful in enhancing the level of the Fund’s current distributions. It is possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase its leverage after the issuance of additional common shares, there could be an adverse impact on the return to common shareholders. In addition, to the extent additional leverage is utilized, the Fund may consequently be subject to certain financial covenants and restrictions that are not currently imposed on the Fund. The Fund’s common shares are likely to be junior in liquidation and distribution rights to amounts owed pursuant to any additional leverage instruments that may be utilized by the Fund in the future.

The Fund may be subject to certain restrictions on investments imposed by lenders or by one or more rating agencies that may issue ratings for any senior securities issued by the Fund. Borrowing covenants or rating agency guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

The Fund also invests in reverse repurchase agreements, total return swaps and derivatives or other transactions with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act. These transactions entail additional expenses (e.g., transaction costs) which are borne by the Fund.

The use of leverage by the Fund can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, returns will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, returns will be less than if leverage had not been used. The use of leverage magnifies gains and losses to common shareholders. Since the holders of common stock pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for the common shares than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund’s total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the Preferred Shares. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem shares, from time to time, to maintain coverage of any Preferred Shares of at least 200%. Normally, common shareholders will elect the directors of the Fund except that the holders of any Preferred Shares will elect two directors. In the event the Fund failed to pay dividends on its Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the directors until the dividends are paid.

Due to the Fund’s issuance of Series A, Series B and Series C Preferred Stock, for tax purposes, the Fund is required to allocate net capital gain and other taxable income, if any, between the Common Shares and shares of the Series A, Series B and Series C Preferred Stock in proportion to the total dividends paid to each class for the year in which the net capital gain or other taxable income was realized.

Effects of Leverage. Assuming the utilization of leverage through a combination of borrowings under the issuance of Preferred Shares by the Fund in the aggregate amount of approximately 36.35% of the Fund’s Managed Assets as of December 31, 2024, at a weighted average interest rate or payment rate of 4.61% payable on such leverage, the annual return that the Fund’s portfolio (net of expenses) in order to cover its leverage costs would be 1.68%. Of course, these numbers are merely estimates for illustration. Actual interest or payment rates on the leverage utilized by the Fund will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on Common Shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of Preferred Shares as of December 31, 2024 as a percentage of total Managed Assets (including assets attributable to such leverage), and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage representing approximately 36.35% of the Fund’s Managed Assets and estimated leverage costs of 4.61%.

Assumed Portfolio Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	-18.35%	-10.49%	-2.63%	5.22%	13.08%

Total return is composed of two elements-the dividends on Common Shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser (and from the Adviser to the Subadviser) for investment management services (and subadvisory services) is higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and common shareholders, on the other. Also, because the leverage costs are borne by the Fund at a specified interest rate, only the Fund’s common shareholders bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Risks

The information in “Risks” is set forth in the Fund’s most recent annual report on Form N-CSR for the year ended June 30, 2024 in the section entitled “Summary of Updated Information Regarding the Fund – Risk Factors”, which is incorporated by reference into this Prospectus, and in any future filings we may file with the SEC that are incorporated by reference into this Prospectus. See “Incorporation by Reference” below for more information.

The section entitled "Summary of Updated Information Regarding the Fund - Risk Factors" in the Fund's Form N-CSR for the year ended June 30, 2024 is supplemented with the following:

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

Management of the Fund

Board of Directors

The Fund’s Board of Directors has overall responsibility for management of the Fund. The Board of Directors decides upon matters of general policy and generally oversees the actions of the Adviser, the Subadviser and the other service providers of the Fund. The name and business address of the Board of Directors and officers of the Fund, and their principal occupations and other affiliations during the past five years, are set forth under “Board Members and Officers” in the SAI.

Investment Adviser

RiverNorth is the Fund’s investment adviser and is responsible for the day-to-day management of the Fund’s Managed Assets allocated to the Tactical Closed-End Fund Income Strategy and the Alternative Credit Strategy, managing the Fund’s business affairs and providing certain administrative services. The Adviser is also responsible for determining the Fund’s overall investment strategy and overseeing its implementation. Subject to the ranges noted above, the Adviser determines the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations.

RiverNorth, founded in 2000, is a wholly-owned subsidiary of RiverNorth Financial Holdings LLC and is located at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. As of December 31, 2024, RiverNorth managed approximately $5.0 billion for registered open-end management investment companies, registered closed-end management investment companies and private investment vehicles.

Subadviser

DoubleLine® Capital LP is the Fund’s subadviser and is responsible for the day-to-day management of the Fund’s Managed Assets allocated to the Opportunistic Income Strategy. Founded in 2009, the Subadviser is located at 2002 N. Tampa Street, 2nd Floor, Tampa, FL 33602. The Subadviser is registered with the SEC, and as of December 31, 2024 managed approximately $91.851 billion for individuals and institutions. The Subadviser was founded by Jeffrey E. Gundlach in December 2009.

Portfolio Management

RiverNorth Capital Management LLC

Patrick W. Galley, CFA is a co-portfolio manager of the Tactical Closed-End Fund Income Strategy and the Alternative Credit Strategy for the Fund. Mr. Galley is the Chief Investment Officer and Chief Executive Officer for the Adviser. Mr. Galley heads the Adviser’s research and investment team and oversees all portfolio management activities at the Adviser. Mr. Galley also serves as the President and Chairman of the RiverNorth Funds, a mutual fund complex for which RiverNorth serves as the investment adviser, as well as for several other CEFs advised by the Adviser. Prior to joining the Adviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA is a co-portfolio manager of the Tactical Closed-End Fund Income Strategy and the Alternative Credit Strategy for the Fund. Mr. O’Neill conducts qualitative and quantitative analysis of CEFs and their respective asset classes at RiverNorth. Prior to joining RiverNorth Capital in 2007, Mr. O’Neill was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in Finance. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute, and is a member of the CFA Society of Chicago.

DoubleLine®Capital LP

Jeffrey E. Gundlach has served as a co-portfolio manager of the Opportunistic Income Strategy for the Fund since its inception. Mr. Gundlach is the founder, Chief Executive Officer and Chief Investment Officer of the Subadviser. He is also the Chairman of the Subadviser’s Fixed Income Asset Allocation Committee. Mr. Gundlach is a graduate of Dartmouth College, summa cum laude, with degrees in Mathematics and Philosophy. He attended Yale University as a Ph.D. candidate in Mathematics.

Jeffrey J. Sherman has served as a co-portfolio manager of the Opportunistic Income Strategy for the Fund since its inception. Mr. Sherman joined the Subadviser in December 2009. He is the Deputy Chief Investment Officer, participates on the Fixed Income Asset Allocation Committee and is a portfolio manager for derivative-based and multi-asset strategies. Mr. Sherman was previously a statistics and mathematics instructor at both the University of the Pacific and Florida State University. Mr. Sherman holds a B.S. in Applied Mathematics from the University of the Pacific and an M.S. in Financial Engineering from the Claremont Graduate University. He is a CFA charterholder.

The Fund’s SAI provides information about the compensation received by the portfolio managers of the Fund, other accounts that they manage and their ownership of the Fund’s equity securities.

Investment Advisory and Subadvisory Agreements

Pursuant to an Investment Advisory Agreement, the Adviser is responsible for managing the Fund’s affairs, subject at all times to the general oversight of the Fund’s Board of Directors. The Fund has agreed to pay the Adviser a management fee payable on a monthly basis at the annual rate of 1.00% of the Fund’s average daily Managed Assets for the services it provides.

In addition to the fees of the Adviser, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser or the Subadviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Pursuant to a Subadvisory Agreement, the Adviser has delegated daily management of the Fund’s Managed Assets allocated to the Opportunistic Income Strategy to the Subadviser, who is paid by the Adviser and not the Fund. The Adviser (and not the Fund) has agreed to pay the Subadviser a subadvisory fee payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily Managed Assets for the service it provides.

Because the fees received by the Adviser and the Subadviser are based on the Managed Assets of the Fund, the Adviser and the Subadviser have a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and common shareholders, on the other. Because leverage costs are borne by the Fund at a specified interest rate, the Fund’s investment management fees and other expenses, including expenses incurred as a result of any leverage, are paid only by common shareholders and not by holders of Preferred Shares or through borrowings. See “Use of Leverage.”

A discussion of the basis for the Board of Directors’ most recent renewal of the Fund’s Investment Advisory and Subadvisory Agreements is provided in the Fund’s semi-annual shareholder report for the period ended December 31, 2024. The basis for subsequent continuations of these agreements will be provided in annual or semi-annual reports to Fund shareholders for the periods during which such continuations occur.

In addition, under a License Agreement, the Subadviser has consented to the use by the Fund of the identifying word or name “DoubleLine” in the name of the Fund, and to the use of certain associated trademarks in accordance with the terms of the License Agreement. Such consent is conditioned upon the employment of the Subadviser or a designated affiliate or related party thereof as investment subadviser to the Fund under the Subadvisory Agreement.

The license will continue until the expiration or termination of the Subadvisory Agreement, or until earlier terminated pursuant to the License Agreement. If at any time the Fund ceases to employ the Subadviser or a designated affiliate or related party as investment subadviser of the Fund under the Subadvisory Agreement, the Fund will be required to cease using the word or name “DoubleLine” in the name of the Fund, and cease making use of the associated trademarks, as set forth in the License Agreement.

Net Asset Value

Net asset value per share (“NAV”) is determined daily as of the close of the regular trading session on the NYSE (usually 4:00 p.m. Eastern time). Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding Preferred Shares, by the total number of common shares outstanding.

The Fund’s assets, including its investments in Underlying Funds, are generally valued at their market value using market quotations. The Fund may use independent pricing services to provide market quotations. Prices obtained from independent pricing services use various observable inputs, including, but not limited to, information provided by broker-dealers, pricing formulas, such as dividend discount models, option valuation formulas, estimates of market values obtained from yield data relating to investments or securities with similar characteristics and discounted cash flow models that might be applicable. If a market valuation for a security is unavailable or deemed to be an unreliable indicator of current market value, the Fund will seek to obtain a broker quote from an external data vendor or directly from broker-dealers. Certain fixed income securities purchased on a delayed delivery basis are marked-to-market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost; however, securities with a demand feature exercisable within seven days are generally valued at par. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. If market quotations are not available or, in the Adviser or Subadviser’s opinion, market quotations do not reflect market value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects market value, the security will be valued at fair value by the Adviser, as the valuation designee, according to policies approved by the Board of Directors. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the security may need to be fair valued using the Fund’s fair value pricing policies. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Fund invests in Underlying Funds. The Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of doing so.

Pursuant to the Fund's valuation policies and procedures as adopted by the Board of Directors, the Fund's holdings in Alternative Credit Instruments are fair valued in accordance with such policies and procedures based on evaluated prices provided by the Adviser. The Fund accounts for whole and fractional loans at the individual loan level for valuation purposes, and whole loans and fractional loans are fair valued using inputs that take into account borrower-level data that is updated as often as the NAV of Common Shares is calculated to reflect new information regarding the borrower or loan. Such borrower-level data will include the borrower's payment history, including the payment, principal and interest amounts of each loan and the current status of each loan, which allows the Adviser to determine, among other things, the historical prepayment rate, charge-off rate, delinquency and performance with respect to such borrower/loan. In addition, borrower-level data may include the following to the extent applicable and available: updated FICO scores of the borrower of a consumer loan or the guarantor of the borrower of an SME loan, the borrower's debt-to-income ratio and employment status (in the case of consumer loans) and financial statements, tax returns and sales data (in the case of SME loans).

The Fund, in accordance with the investment limitations approved by the Fund's Board of Directors, will limit its investments in Alternative Credit to loans originated by platforms that will provide the Fund with a written commitment to deliver or cause to be delivered individual loan-level data on an ongoing basis throughout the life of each individual loan that is updated periodically as often as the NAV of Common Shares is calculated to reflect new information regarding the borrower or loan.

The Fund will not invest in loans originated by platforms for which the Adviser cannot evaluate to its satisfaction the completeness and accuracy of the individual Alternative Credit data provided by such platforms relevant to determining the existence and valuation of such Alternative Credit and utilized in the accounting of the loans.

The processes and procedures described herein are part of the Fund's compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that the Fund is required to maintain under the 1940 Act.

Dividends and Distributions

The Fund has implemented a level distribution policy (the “Level Distribution Policy). Under the Level Distribution Policy, the Fund intends to make monthly distributions to common shareholders at a constant and fixed (but not guaranteed) rate (which is annually reset) equal to 12.50% of the average of the Fund’s NAV per share (the “Distribution Amount”) as reported for the final five trading days of the preceding calendar year. The Distribution Amount is disclosed as of the date of this Prospectus. The Board may amend the Level Distribution Policy, the Distribution Amount or distribution intervals, or the Fund may cease distributions entirely, at any time, without prior notice to common shareholders. The Fund’s intention under the Level Distribution Policy is that monthly distributions paid to common shareholders throughout a calendar year will be at least equal to the Distribution Amount (plus any additional amounts that may be required to be included in a distribution for federal or excise tax purposes).

Under the Level Distribution Policy, to the extent that sufficient investment income is not available on a monthly basis, the Fund’s distributions could consist of return of capital in order to maintain the distribution rate. The amount treated as a return of capital will reduce a shareholder’s adjusted basis in the shareholder’s shares, thereby increasing the potential gain or reducing the potential loss on the sale of shares. Investors should not make any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Level Distribution Policy. Dividends and distributions may be payable in cash or common shares, with shareholders having the option to receive additional common shares in lieu of cash. The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to common shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund’s ability to maintain a stable level of distributions to shareholders will depend on a number of factors, including the stability of income received from its investments. The amount of monthly distributions could vary depending on a number of factors, including the costs of any leverage. As portfolio and market conditions change, the amount of dividends on the Fund’s common shares could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential federal excise tax. The Fund intends to distribute all realized net capital gains, if any, at least annually

Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and (ii) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on the common shares in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its common shares is limited, such limitations could, under certain circumstances, impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company, which would have adverse tax consequences for shareholders. See “Use of Leverage” and “U.S. Federal Income Tax Matters.”

Senior Securities

The following table sets forth certain information regarding the Fund’s senior securities as of the end of the Fund’s prior fiscal years since the Fund’s inception and for the six months ended December 31, 2024. Audited information regarding the Fund’s senior securities is incorporated by reference from the Fund’s Form N-CSR. The Fund’s senior securities during this time period are comprised of outstanding indebtedness, which constitutes a “senior security” as defined in the 1940 Act.

The outstanding shares of Series B Preferred Stock, and Series C Preferred Stock have the same priority with respect to payment of dividends and distributions and liquidation preference as the issued and outstanding Series A Preferred Stock and any other shares of preferred stock that the Fund may issue. With respect to the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25 for Series A and Series B Preferred Stock and a liquidation of $10 for Series C Preferred Stock) and is equivalent to the Asset Coverage of Preferred Stock presented given Series A, Series B and Series C Preferred Stock have a pari-passu liquidation preference.

Senior Securities Representing Indebtedness

Period/Fiscal Year Ended	Senior Securities	Average Amount Outstanding		Asset Coverage		Involuntary Liquidating Preference per Unit	Average Market Value Per Unit (4)
December 31, 2024 (unaudited)	Credit Facility	$-		$-		$-	$-
	Series A Cumulative Preferred Stock	$60,000,000		$67	(3)	$25.00	$19.02
	Series B Cumulative Preferred Stock	$60,000,000		$67	(3)	$25.00	$20.42
	Series C Term Preferred Stock	$4,192,060		$67	(3)	$10.00	$10.08
June 30, 2024	Credit Facility	$-		$-		$-	$-
	Series A Cumulative Preferred Stock	$60,000,000		$70	(3)	$25.00	$18.25
	Series B Cumulative Preferred Stock	$60,000,000		$70	(3)	$25.00	$19.59
June 30, 2023	Credit Facility	$-		$-		$-	$-
	Series A Cumulative Preferred Stock	$60,000,000		$71	(3)	$25.00	$18.59
	Series B Cumulative Preferred Stock	$60,000,000		$71	(3)	$25.00	$19.64
June 30, 2022	Credit Facility	$-		$-		$–	$–
	Series A Cumulative Preferred Stock	$60,000,000		$71	(3)	$25.00	$22.98
	Series B Cumulative Preferred Stock	$60,000,000		$71	(3)	$25.00	$22.93
June 30, 2021	Credit Facility	$21,000,000	(1)	$14,563	(2)	$–	$–
	Series A Cumulative Preferred Stock	$60,000,000		$119	(3)	$25.00	$24.44
June 30, 2020	Credit Facility	$65,000,000	(1)	$4,046	(2)	$–	$–
June 30, 2019	Credit Facility	$73,500,000	(1)	$3,711	(2)	$–	$–
June 30, 2018	Credit Facility	$73,500,000	(1)	$3,811	(2)	$–	$–
June 30, 2017(5)	Credit Facility	$71,500,000	(1)	$4,090	(2)	$–	$–

(1)	Principal amount outstanding represents the principal amount owed by the Fund to lenders under credit facility arrangements in place at the time.

(2)	The asset coverage ratio is calculated by subtracting the Fund’s total liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and then multiplying by $1,000.

(3)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Fund's total assets, less all liabilities and indebtedness not represented by the Fund's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Stock, the asset coverage per share is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a liquidation preference of $25).

(4)	Represents the average of the daily closing market price per share as reported on the NYSE during the respective period.

(5)	For the period September 28, 2016, commencement of operations, to June 30, 2017.

Dividend Reinvestment Plan

The information in “Dividend Reinvestment Plan” is set forth in the Fund’s most recent annual report on Form N-CSR for the year ended June 30, 2024 in the section entitled “Dividend Reinvestment Plan”, which is incorporated by reference into this Prospectus, and in any future filings we may file with the SEC that are incorporated by reference into this Prospectus. See “Incorporation by Reference” below for more information.

Description of the Fund’s Securities

The following summary of the terms of the common and preferred shares of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s Bylaws, copies of which are filed as exhibits to the Registration Statement.

The Fund is a corporation organized under the law of Maryland. The Fund is authorized to issue 50,000,000 shares of common stock, $0.0001 par value per share, and the Board of Directors, without obtaining shareholder approval, may increase the number of authorized common shares. Of the 50,000,000 authorized shares of common stock, 2,530,000 shares have been reclassified as Series A Preferred Stock, and 2,400,000 shares have been reclassified as Series B Preferred Stock and 5,743,500 have been reclassified as Series C Preferred Stock.

In general, shareholders or subscribers for the Fund’s stock have no personal liability for the debts and obligations of the Fund because of their status as shareholders or subscribers, except to the extent that the subscription price or other agreed consideration for the stock has not been paid.

Under the Fund’s Charter, the Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining shareholder approval. Also, the Fund’s Board of Directors, with the approval of a majority of the entire Board, but without any action by the shareholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

Common Stock

The Fund’s common shares have no preemptive, conversion, exchange, appraisal or redemption rights, and each share has equal voting, dividend, distribution and liquidation rights. Common shareholders are entitled to receive dividends if and when the Board of Directors declares dividends from funds legally available. Whenever Fund Preferred Shares or borrowings are outstanding, common shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Preferred Shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution as described above.

In the event of the Fund’s liquidation, dissolution or winding up, common shares would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of Preferred Shares.

Common shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that, assuming there are no Preferred Shares are outstanding, the holders of more than 50% of the common shares will elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining common shares will not be able to elect any Directors.

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of common stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of common shares with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common shareholders or otherwise be in their best interest. As of the date of this Prospectus, the Fund has no plans to classify or reclassify any unissued shares of common stock.

The currently outstanding common shares are, and the Common Shares offered in this Prospectus will be, subject to notice of issuance, listed on the NYSE under the trading or “ticker” symbol “OPP.” Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of shareholders in each year.

The provisions of the 1940 Act generally require that the public offering price (less underwriting commissions and discounts) of common shares sold by a closed-end investment company must equal or exceed the net asset value of such company’s common shares (calculated within 48 hours of the pricing of such offering), unless such a sale is made in connection with an offering to existing holders of shares of common stock or with the consent of a majority of its common stockholders. The Fund may, from time to time, seek the consent of common shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then-current net asset value, subject to certain conditions. If such consent is obtained, the Fund may, contemporaneous with and in no event more than one year following the receipt of such consent, sell Common Shares at a price below net asset value in accordance with any conditions adopted in connection with the giving of such consent. Additional information regarding any consent of common shareholders obtained by the Fund and the applicable conditions imposed on the issuance and sale by the Fund of Common Shares at a price below net asset value will be disclosed in the prospectus supplement relating to any such offering of Common Shares at a price below net asset value. See also “—Subscription Rights” below.

Preferred Stock

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including Preferred Shares, without the approval of common shareholders. Prior to issuance of any shares of Preferred Shares, the Board of Directors is required by Maryland law and by the Fund’s Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares. Thus, the Board of Directors could authorize the issuance of Preferred Shares with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common shareholders or otherwise be in their best interest. The prospectus supplement for any potential offering of Preferred Shares will describe the terms and conditions of those shares, including information regarding the liquidation preference, distribution rate, any optional or mandatory redemption provisions, and whether the Preferred Shares are convertible into common.

As of the date of this Prospectus, the Fund has outstanding 2,400,000 shares of 4.375% Series A Preferred Stock. All Series A Preferred Stock have a liquidation preference of $25.00 per share, plus accumulated and unpaid dividends. Holders of Series A Preferred Stock are entitled to receive, when, as and if declared by, or under authority granted by, the Board, out of funds legally available therefore, cumulative cash dividends and distributions at the rate of 4.375% per annum (computed on the basis of a 360 day year consisting of twelve 30 day months) of the $25.00 per share liquidation preference on the Series A Preferred Stock. Dividends and distributions on Series A Preferred Stock accumulate from the date of their original issue, October 23, 2020 and are payable quarterly on February 15, May 15, August 15 and November 15 or, in each case, if such date is not a business day, the next succeeding business day.

As of the date of this Prospectus, the Fund has outstanding 2,400,000 shares of 4.75% Series B Preferred Stock. All Series B Preferred Stock have a liquidation preference of $25.00 per share, plus accumulated and unpaid dividends. Holders of Series B Preferred Stock are entitled to receive, when, as and if declared by, or under authority granted by, the Board, out of funds legally available therefore, cumulative cash dividends and distributions at the rate of 4.75% per annum (computed on the basis of a 360 day year consisting of twelve 30 day months) of the $25.00 per share liquidation preference on the Series B Preferred Stock. Dividends and distributions on Series B Preferred Stock accumulate from the date of their original issue, November 22, 2021, and are payable quarterly on February 15, May 15, August 15 and November 15 or, in each case, if such date is not a business day, the next succeeding business day.

As of the date of this Prospectus, the Fund has outstanding 419,206 shares of 6.00% Series C Preferred Stock. All Series C Preferred Stock have a liquidation preference of $10.00 per share, plus accrued but unpaid dividends. Holders of Series C Preferred Stock are entitled to receive, when, as and if declared by, or under authority granted by, the Board, out of funds legally available therefore, cumulative cash dividends and distributions at the rate of 6.00% per annum (computed on the basis of a 360 day year consisting of twelve 30 day months) of the $10.00 per share liquidation preference on the Series C Preferred Stock. Dividends and distributions on Series C Preferred Stock accumulate from the date of their original issue, November 5, 2024, and are payable quarterly on February 15, May 15, August 15 and November 15 or, in each case, if such date is not a business day, the next succeeding business day.

Any issuance of Preferred Shares must comply with the requirements of the 1940 Act. Specifically, the Fund is not permitted under the 1940 Act to issue Preferred Shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding Preferred Shares. Among other requirements, including other voting rights, the 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two directors at all times. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares would have the right to elect a majority of the Fund’s directors at any time two years’ dividends on any Preferred Shares are unpaid.

The Fund’s Preferred Shares have complete priority over the common shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, preferred shareholders would be entitled to receive a preferential liquidating distribution before any distribution of assets is made to common shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with another fund or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

The Fund’s Preferred Shares are required to be voting shares and to have equal voting rights with common shares. Except as otherwise indicated in this prospectus of the SAI and except as otherwise required by applicable law, holders of Preferred Shares would vote together with common shareholders as a single class.

The terms of the Fund’s Preferred Shares provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated but unpaid dividends. Any redemption or purchase of shares of preferred stock by the Fund will reduce the leverage applicable to common shares, while any issuance of preferred stock by the Fund would increase such leverage.

The applicable prospectus supplement will set forth whether or not the Preferred Shares offered in this Prospectus will be listed or traded on any securities exchange. If the Preferred Shares are not listed on a securities exchange, there may be no active secondary trading market for such shares and an investment in such shares may be illiquid. The Fund’s Series A Preferred Stock are listed on the NYSE under the symbol “OPPPRA,” and the Fund’s Series B Preferred Stock are listed on the NYSE under the symbol "OPPRB" and the Fund's Series C Preferred Stock are listed in the NYSE under the symbol "OPPRC."

The terms, if any, on which the preferred stock may be exchanged for or converted into shares of common stock or any other security and, if applicable, the conversion or exchange price, or how it will be calculated, and the conversion or exchange period will also be set forth in the applicable prospectus supplement.

Subscription Rights

The Fund may issue Rights to (i) common shareholders to purchase Common Shares and/or Preferred Shares or (ii) preferred shareholders to purchase Preferred Shares (subject to applicable law). Rights may be issued independently or together with any other offered Security and may or may not be transferable by the person purchasing or receiving the Rights. In connection with a Rights offering to common and/or preferred shareholders, the Fund would distribute certificates evidencing the Rights and a prospectus supplement, containing all of the material terms of the Rights agreement relating to such Rights (the “Subscription Rights Agreement”), to the Fund’s common or preferred shareholders, as applicable, as of the record date that the Fund sets for determining the shareholders eligible to receive Rights in such Rights offering. For complete terms of the Rights, please refer to the actual terms of such Rights, which will be set forth in the Subscription Rights Agreement.

The applicable prospectus supplement would describe the following terms of Rights in respect of which this Prospectus is being delivered:

●	the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

●	the title of such subscription Rights;

●	the exercise price for such Rights (or method of calculation thereof);

●	the number of such Rights issued in respect of each common share;

●	the number of Rights required to purchase a single Preferred Share;

●	the extent to which such Rights are transferable and the market on which they may be traded if they are transferable;

●	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such Rights;

●	the date on which the right to exercise such Rights will commence, and the date on which such right will expire (subject to any extension);

●	the extent to which such Rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	any termination right the Fund may have in connection with such Rights offering;

●	the expected trading market, if any, for Rights; and

●	any other terms of such Rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such Rights.

Exercise of Rights. Each Right would entitle the holder of the Right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the prospectus supplement relating to the Rights offered thereby. Rights would be exercisable at any time up to the close of business on the expiration date for such Rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised Rights would become void.

Upon expiration of the Rights offering and the receipt of payment and the Rights certificate properly completed and duly executed at the corporate trust office of the Rights agent or any other office indicated in the prospectus supplement, the Fund would issue, as soon as practicable, the shares purchased as a result of such exercise. To the extent permissible under applicable law, the Fund may determine to offer any unsubscribed offered Securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Subscription Rights to Purchase Common and Preferred Stock

The Fund may issue Rights, which would entitle holders to purchase both Common Shares and Preferred Shares in a ratio to be set forth in the applicable prospectus supplement. In accordance with the 1940 Act, at least three subscription rights to purchase Common Shares would be required to subscribe for one Common Share. It is expected that Rights to purchase both Common Shares and Preferred Shares would require holders to purchase an equal number of Common Shares and Preferred Shares, and would not permit holders to purchase an unequal number of Common Shares or Preferred Shares, or purchase only Common Shares or only Preferred Shares. For example, such an offering might be structured such that three Rights would entitle an investor to purchase one Common Share and one Preferred Share, and such investor would not be able to choose to purchase only a Common Share or only a Preferred Share upon the exercise of his, her or its Rights.

The Common Shares and Preferred Shares issued pursuant to the exercise of any such Rights, however, would at all times be separately tradeable securities. Such Common Shares and Preferred Shares would not be issued as a “unit” or “combination” and would not be listed or traded as a “unit” or “combination” on a securities exchange, such as the NYSE, at any time. The applicable prospectus supplement will set forth additional details regarding an offering of Rights to purchase Common Shares and Preferred Shares.

Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law

The following is a summary of certain provisions of the Maryland General Corporation Law (the “MGCL”) and of the Charter and Bylaws of the Fund.

General

The MGCL and the Fund’s Charter and Bylaws contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

These provisions could have the effect of depriving common shareholders of an opportunity to sell their common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with the Fund’s management regarding the price to be paid for the common shares required to obtain such control, promote continuity and stability and enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

The Board of Directors has concluded that the potential benefits of these provisions outweigh their possible disadvantages.

Classified Board of Directors

The Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of shareholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of directors will be elected by the shareholders. A classified Board of Directors promotes continuity and stability of management but makes it more difficult for shareholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Directors.

Election of Directors

The MGCL provides that, unless the charter or bylaws of a corporation provide otherwise, which the Fund’s Charter and the Fund’s Bylaws do not, a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

Number of Directors; Vacancies

The Fund’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with the Bylaws. The Bylaws provide that a majority of the Fund’s entire Board of Directors may at any time increase or decrease the number of directors, provided that there may be no fewer than three directors and no more than 12 directors.

The Fund’s Charter provides that the Fund elects, at such time as the Fund becomes eligible to make such an election (i.e., when the Fund has at least three independent directors and the common shares are registered under the Securities Exchange Act of 1934), to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Removal of Directors

The Fund’s Charter provides that, subject to the rights of the holders of one or more class or series of Preferred Shares to elect or remove directors, a director may be removed from office only for cause (as defined in the Charter) and then only by the affirmative vote of the holders of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Absence of Cumulative Voting

There is no cumulative voting in the election of the Fund’s directors. Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected. Because a shareholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority shareholders to elect nominees to a corporation’s Board of Directors. In general, the absence of cumulative voting means that the holders of a majority of the Fund’s shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Approval of Extraordinary Corporate Actions

The Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors and the favorable vote of the holders of at least two-thirds of the common shares and Preferred Shares (if any) entitled to be voted on the matter, voting together as a single class, to advise, approve, adopt or authorize the following:

●	a “Business Combination,” which includes the following:

●	a merger, consolidation or statutory share exchange of the Fund with or into another person;

●	an issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of business; or

●	a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business;

●	the voluntary liquidation or dissolution of the Fund or charter amendment to terminate the Fund’s existence;

●	the conversion of the Fund from a closed-end company to an open-end company (except pursuant to the contingent conversion feature), and any amendments necessary to effect the conversion; or

●	unless the 1940 Act or federal law requires a lesser vote, any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which shareholder approval is required under federal or Maryland law.

However, the common shareholder vote described above will not be required with respect to the foregoing transactions (other than those as to which common shareholder approval is required under federal or Maryland law) if they are approved by a vote of two-thirds of the Continuing Directors (as defined below). In that case, if Maryland law requires common shareholder approval, the affirmative vote of a majority of the votes entitled to be cast thereon by common shareholders of the Fund will be required. In addition, if the Fund has any Preferred Shares outstanding, the holders of a majority of the outstanding Preferred Shares voting separately as a class, would be required under the 1940 Act to adopt any plan of reorganization that would adversely affect the holders of the Preferred Shares, to convert the Fund to an open-end investment company or to deviate from any of the Fund’s fundamental investment policies.

In no event will the foregoing provisions affect shareholder rights under the 1940 Act to approve or terminate an advisory contract of the Fund (either of which may be effectuated by Fund shareholders without the need for approval of any Continuing Director or other member of the Board of Directors).

“Continuing Director” means any member of the Board of Directors who is not an Interested Party (as defined below) or an affiliate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or has been a member of the Board of Directors since August 17, 2016, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

“Interested Party” means any person, other than an investment company advised by the Adviser or any of its affiliates, which enters, or proposes to enter, into a Business Combination with the Fund.

In addition, the Fund’s Charter requires the favorable vote of two-thirds of the entire Board of Directors to advise, approve, adopt or authorize any of the following:

●	the election and removal of officers;

●	the nomination of candidates to the Board of Directors (including the election of directors to fill vacancies on the Board of Directors resulting from the increase in size of the Board of Directors or the death, resignation or removal of a director, in which case the affirmative vote of two-thirds of the remaining directors in office shall be required);

●	the creation of and delegation of authority and appointment of members to committees of the Board of Directors;

●	amendments to the Fund’s Bylaws (which may only be effected by the Board of Directors, not the common shareholders);

●	Charter amendments (except for the provisions relating to the contingent conversion feature) and any other action requiring common shareholder approval; and

●	entering into, terminating or amending an investment advisory agreement.

The Board of Directors has determined that the foregoing supermajority requirements applicable to certain votes of the directors and the common shareholders, which are greater than the minimum requirements permitted under Maryland law or the 1940 Act, are in the best interests of the Fund. Reference should be made to the Charter on file with the SEC for the full text of these provisions. See also “Conversion to Open-End Fund.”

Action by Shareholders

Under the MGCL, common shareholder action can be taken only at an annual or special meeting of common shareholders or, unless the charter provides for common shareholder action by less than unanimous written consent (which is not the case in the Fund’s Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a common shareholder-requested special meeting, as discussed below, may have the effect of delaying consideration of a common shareholder proposal until the next annual meeting.

Procedures for Shareholder Nominations and Proposals

The Fund’s Bylaws provide that any common shareholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of common shareholders must comply with the advance notice provisions of the Bylaws. Nominations and proposals that fail to follow the prescribed procedures will not be considered. The Board of Directors believes that it is in the Fund’s best interests to provide sufficient time to enable management to disclose to common shareholders information about a slate of nominations for directors or proposals for new business. This advance notice requirement also may give management time to solicit its own proxies in an attempt to defeat any slate of nominations should management determine that doing so is in the best interest of common shareholders generally. Similarly, adequate advance notice of common shareholder proposals will give management time to study such proposals and to determine whether to recommend to the common shareholders that such proposals be adopted. For common shareholder proposals to be included in the Fund’s proxy materials, the common shareholder must comply with all timing and information requirements of the Exchange Act.

Calling of Special Meetings of Shareholders

The Fund’s Bylaws provide that special meetings of common shareholders may be called by the Board of Directors or by certain of its officers. Additionally, the Fund’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the common shareholders requesting the meeting, a special meeting of common shareholders will be called by the Fund’s Secretary upon the written request of common shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

No Appraisal Rights

As permitted by the MGCL, the Fund’s Charter provides that common shareholders will not be entitled to exercise appraisal rights, unless the Fund’s Board of Directors determines that such rights apply.

Limitations on Liabilities

The Fund’s Charter provides that the personal liability of the Fund’s directors and officers for monetary damages is eliminated to the fullest extent permitted by Maryland law. Maryland law currently provides that directors and officers of corporations that have adopted such a provision will generally not be so liable, except to the extent that (i) it is proven that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; and (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Fund’s Charter delegates the Fund, to the maximum extent permitted by Maryland law, to indemnify and advance expenses to the Fund’s directors and officers. The Fund’s Bylaws provide that the Fund will indemnify its officers and directors against liabilities to the fullest extent permitted by Maryland law and the 1940 Act, and that it shall advance expenses to such persons prior to a final disposition of an action. The rights of indemnification provided in the Fund’s Charter and Bylaws are not exclusive of any other rights which may be available under any insurance or other agreement, by resolution of common shareholders or directors or otherwise.

Authorized Shares

The Fund’s Charter authorizes the issuance of 50,000,000 common shares, and authorizes a majority of the Fund’s Board of Directors, without common shareholder approval, to increase the number of authorized common shares and to classify and reclassify any unissued shares into one or more classes or series of stock and set the terms thereof. 2,530,000, 2,400,000 and 5,743,500 of the Fund’s authorized common shares have been reclassified as Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, respectively. The issuance of capital stock or any class or series thereof without common shareholder approval may be used by the Fund’s Board of Directors consistent with its duties to deter attempts to gain control of the Fund. Further, the Board of Directors could authorize the issuance Preferred Shares with terms and conditions that could have the effect of discouraging a takeover or other transaction that some of the Fund’s shareholders might believe to be in their best interests.

Anti-Takeover Provisions of Maryland Law

Maryland Unsolicited Takeovers Act

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions:

●	a classified board;

●	a two-thirds vote requirement for removing a director;

●	a requirement that the number of directors be fixed only by vote of directors;

●	a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and

●	a majority requirement for the calling of a special meeting of shareholders.

The Fund has elected to be subject to a requirement that a vacancy on the Board of Directors be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred and, otherwise, retains its right to opt into any of the other provisions. The charter of a corporation may contain a provision or the board of directors may adopt a provision that prohibits the corporation from electing to be subject to any or all of the provisions of Subtitle 8.

Maryland Business Combination Act

The provisions of the Maryland Business Combination Act (the “MBCA”) do not apply to a closed-end investment company, such as the Fund, unless the Board of Directors has affirmatively elected to be subject to the MBCA by a resolution. To date, the Fund has not made such an election but may make such an election under Maryland law at any time. Any such election, however, could be subject to certain of the 1940 Act limitations discussed below under “Maryland Control Share Acquisition Act” and would not apply to any person who had become an interested shareholder (as defined below) before the time that the resolution was adopted.

Under the MBCA, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the MBCA, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as:

●	any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or

●	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation

A person is not an interested shareholder under the MBCA if the board of directors approved in advance the transaction by which he otherwise would have become an interested shareholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

●	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

●	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested shareholder.

These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined in the MBCA, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares.

The MBCA permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested shareholder becomes an interested shareholder.

Maryland Control Share Acquisition Act

The Fund, in its Charter, has exempted all of its shares from the application of the Maryland Control Share Acquisition Act (the “MCSAA”). In order to avail itself of the provisions of this Act, the Charter would have to be amended (which would require the approval of the holders of at least a majority of the votes entitled to be cast) and the Board of Directors would have to affirmatively elect to be subject to the MCSAA by a resolution. Any such election, however, would not apply to any person who had become a holder of control shares (as defined below) before the time that the resolution was adopted.

The MCSAA provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers of the acquirer or by an employee of the acquirer who is also a director of the acquirer are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third,

●	one-third or more but less than a majority, or

●	a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the MCSAA, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of shareholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

Potentially inhibiting a closed-end investment company’s ability to utilize the MCSAA is Section 18(i) of the 1940 Act which provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock,” thereby preventing the Fund from issuing a class of shares with voting rights that vary within that class. There are currently different views, however, on whether or not the MCSAA conflicts with Section 18(i) of the 1940 Act. One view is that implementation of the MCSAA would conflict with the 1940 Act because it would deprive certain shares of their voting rights. Another view is that implementation of the MCSAA would not conflict with the 1940 Act because it would limit the voting rights of shareholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves.

The Fund exempted its shares from the MCSAA in light of a November 15, 2010 letter from the staff of the SEC’s Division of Investment Management that took the position that a CEF, by opting in to the MCSAA, would be acting in a manner inconsistent with Section 18(i) of the 1940 Act. However, on May 27, 2020, the staff of the SEC’s Division of Investment Management published an updated statement (the “2020 Control Share Statute Relief”) withdrawing the November 15, 2010 letter and replacing it with a new no-action position allowing a CEF under Section 18(i) to opt-in to the MCSAA, provided that the decision to do so was taken with reasonable care in light of (1) the board’s fiduciary duties, (2) applicable federal and state law, and (3) the particular facts and circumstances surrounding the action. The 2020 Control Share Statute Relief reflects only the enforcement position of the Staff and is not binding on the SEC or any court, and some uncertainty around the application under the 1940 Act of state control share statutes exists as a result of recent federal and state court decisions that have found that certain control share acquisition provisions violate the 1940 Act.

If the Fund were to amend its Charter and subsequently elect to be subject to the MCSAA, it would not apply (a) to shares acquired in a merger, consolidation or share exchange if the Fund is a party to the transaction or (b) to acquisitions approved or exempted by the Fund’s Charter or the Fund’s Bylaws.

Repurchase of Shares

Shares of CEFs often trade at a discount to net asset value, and the Fund’s shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the common shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund.

Although common shareholders will not have the right to redeem their shares, the Fund may (but is not obligated to) take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how common shareholders may readily ascertain the net asset value. Repurchase of the common shares may have the effect of reducing any market discount to net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to pursue its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund and its shareholders. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, and the impact of any action on the Fund and market considerations. Such a decision is a matter on which the Board would exercise its fiduciary judgment, and the Board will consider other factors that may be relevant at the time it considers the matter. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.

Rights Offerings

The Fund has in the past and may in the future, and at its discretion, choose to make offerings of Rights to (i) common shareholders to purchase Common Shares and/or Preferred Shares and/or (ii) preferred shareholders to purchase Preferred Shares (subject to applicable law). A future Rights offering may be transferable or non-transferable. Any such future Rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the Board is authorized to approve rights offerings without obtaining shareholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring shareholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s Board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

Conversion to Open-End Fund

The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders. See “Certain Provisions of the Fund’s Charter and Bylaws and of Maryland Law” for a discussion of the voting requirements applicable to conversion of the Fund to an open-end investment company and any related Charter amendments. If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares then outstanding (possibly requiring in turn that it liquidate a portion of its investment portfolio). Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time (but is not required to) propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. Before deciding whether to make such a proposal, the Board of Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of the conversion on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

U.S. Federal Income Tax Matters

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

The Fund has elected to be treated, and to qualify each year, as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes.

Due to its investments in marketplace lending platforms, the Fund may not qualify as a regulated investment company. If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied.

A common shareholder will have all dividends and distributions automatically reinvested in shares of common stock of the Fund (unless the shareholder “opts out” of the Plan). For shareholders subject to U.S. federal income tax, all dividends will generally be taxable regardless of whether the shareholder takes them in cash or they are reinvested in additional shares of the Fund. Distributions of the Fund’s investment company taxable income (determined without regard to the deduction for dividends paid) will generally be taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. However, a portion of such distributions derived from certain corporate dividends, if any, may qualify for either the dividends received deduction available to corporate shareholders under Section 243 of the Code or the reduced rates of U.S. federal income taxation for “qualified dividend income” available to non-corporate shareholders under Section 1(h)(11) of the Code, provided in each case certain holding period and other requirements are met. Distributions of net capital gain, if any, that are properly reported by the Fund are generally taxable as long-term capital gain for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund. If the Fund received dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as qualified dividend income or as eligible for the dividends received deduction, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income and/or as eligible for the dividends received deduction, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund. Through 2025, distributions of investment company taxable income that are attributable to qualified REIT dividends received by the Fund (if any) may be designated by the Fund as Section 199A dividends, which may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her, or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares. The U.S. federal income tax status of all dividends and distributions will be designated by the Fund and reported to shareholders annually. The Fund can provide no assurance regarding the portion (if any) of its dividends that will qualify for the dividends received deduction, for qualified dividend income treatment, or treatment as Section 199A dividends.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

If a shareholder’s distributions are automatically reinvested in additional common shares, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash, unless the distribution is in newly issued shares of the Fund that are trading at or above net asset value, in which case the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

Certain of the investment practices of the Fund or an Underlying Fund are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund or an Underlying Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, (vi) produce income that will not be qualifying income for purposes of the 90% income test and (vii) adversely alter the intended characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its investments and transactions and may make certain federal income tax elections where applicable in order to mitigate the effect of these provisions, if possible.

The Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses realized by another Underlying Fund in which the Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. Additionally, the Fund’s investment in an Underlying Fund may result in the Fund’s receipt of cash in excess of the Underlying Fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

Investments in distressed debt obligations that are at risk of or in default may present special federal income tax issues for the Fund. The federal income tax consequences to a holder of such securities are not entirely certain. If the Fund’s characterization of such investments were successfully challenged by the IRS or the IRS issues guidance regarding investments in such securities, it may affect whether the Fund has made sufficient distributions or otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes.

Pass-Through Note holders also should be aware that the IRS and the courts are not bound by the Pass-Through Note issuer's characterization of the Pass-Through Notes, and may take a different position with respect to the Pass-Through Notes' proper characterization. For example, if the Pass-Through Notes were treated as equity for the Pass-Through Note issuer, (i) the issuer would be subject to U.S. federal income tax on income, including interest, accrued on the underlying loans but would not be entitled to deduct interest or original issue discount ("OID") on the Pass-Through Notes, and (ii) payments on the Pass-Through Notes would be treated by the Pass-Through Note holder as dividends (that may be ineligible for reduced rates of U.S. federal income taxation or the dividends received deduction) for U.S. federal income tax purposes to the extent of the issuer's earnings and profits, or, if the Notes are treated as equity in a Pass-Through Note issuer that is taxed as a partnership, the Fund may be required to take into account income allocations from such issuers that may include gross income that is not described in Section 851(b)(2) of the Code and may cause the Fund to fail to meet the requirements of Code Section 851(b)(2) and fail to qualify as a regulated investment company.

The Fund or an Underlying Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

Sales, exchanges and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Gain or loss will generally be equal to the difference between the amount of cash and the fair market value of other property received and the shareholder’s adjusted tax basis in the shares sold or exchanged. Such gain or loss will generally be characterized as capital gain or loss and will be long-term if the shareholder’s holding period for the shares is more than one year and short-term if it is one year or less. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The ability to deduct capital losses may be limited. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event that substantially identical stock or securities are acquired (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Because the Fund does not expect to distribute dividends that would give rise to an adjustment to an individual’s alternative minimum taxable income, an investment in the common shares should not, by itself, cause common shareholders to become subject to alternative minimum tax.

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on reportable payments including dividends, capital gain distributions, and proceeds of sales or other dispositions of the Fund’s shares paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

This Prospectus does not address the U.S. federal income tax consequences to a non-U.S. shareholder of an investment in common stock. Non-U.S. shareholders should consult their tax advisors concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of its non-U.S. status).

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations thereunder currently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the federal income tax rules applicable to the Fund can be found in the SAI, which is incorporated by reference into this Prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, and local income or other taxes before making an investment in the Fund.

Plan of Distribution

The Fund may sell up to $300,000,000 in aggregate initial offering price of (i) Common Shares, (ii) Preferred Shares, and/or (iii) Rights, from time to time under this Prospectus and any related prospectus supplement in any one or more of the following ways: (1) directly to one or more purchasers; (2) through agents; (3) to or through underwriters; or (4) through dealers. See also “Dividend Reinvestment Plan” above.

Each prospectus supplement relating to an offering of the Securities will state the terms of the offering, including as applicable:

●	the names of any agents, underwriters or dealers;

●	any sales loads or other items constituting underwriters’ compensation;

●	any discounts, commissions, fees or concessions allowed or reallowed or paid to dealers or agents;

●	the public offering or purchase price of the offered Securities and the estimated net proceeds the Fund will receive from the sale; and

●	any securities exchange on which the offered Securities may be listed.

Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

In the case of a Rights offering, the applicable prospectus supplement will set forth the number of Common Shares and/or Preferred Shares issuable upon the exercise of each Right and the other terms of such Rights offering. The transferable Rights offered by means of this Prospectus and applicable prospectus supplement, including any related over-subscription privilege and any follow-on offering, if applicable, may be convertible or exchangeable into Common Shares at a ratio not to exceed one Common Share received for every three subscription rights to purchase Common Shares converted, exercised or exchanged on an aggregate basis such that the exercise of all subscription rights to purchase Common Shares in any transferable subscription Rights offering will not cumulatively result in more than a 33 1/3 percentage increase in the outstanding common shares of the Fund.

Direct Sales

The Fund may sell Securities directly to, and solicit offers from, purchasers, including institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the Securities. In this case, no underwriters or agents would be involved. In addition to cash purchases, the Fund may allow Securities to be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities, including shares of other investment companies. Any securities used to buy the Fund’s Securities must be consistent with the Fund’s investment objective and otherwise acceptable to the Adviser and the Board. The Fund may use electronic media, including the Internet, to sell Securities directly. The terms of any of those sales will be described in a prospectus supplement.

By Agents

The Fund may offer Securities through agents that the Fund designates. Any agent involved in the offer and sale will be named and any commissions payable by the Fund will be described in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

The Fund may engage in at-the-market offerings to or through a market maker or into an existing trading market, on an exchange or otherwise, in accordance with Rule 415(a)(4). An at-the-market offering may be through one or more underwriters or dealers acting as principal or agent for the Fund.

By Underwriters

The Fund may offer and sell Securities from time to time to one or more underwriters who would purchase the Securities as principal for resale to the public, either on a firm commitment or best efforts basis. If the Fund sells Securities to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of Securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the Securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Securities, they will be required to purchase all of the offered Securities. In the event of default by any underwriter, in certain circumstances, the purchase commitments may be increased among the non-defaulting underwriters or the underwriting agreement may be terminated. The underwriters may sell the offered Securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

In connection with an offering of Common Shares, if a prospectus supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within a specified number of days from the date of the prospectus supplement, to cover any overallotments.

By Dealers

The Fund may offer and sell Securities from time to time to one or more dealers who would purchase the Securities as principal. The dealers then may resell the offered Securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.

General Information

Agents, underwriters, or dealers participating in an offering of Securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered Securities for whom they may act as agent may be deemed to be underwriting discounts and commissions under the 1933 Act.

The Fund may offer to sell Securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices. In addition to cash purchases, the Fund may allow Securities to be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any underwriter may engage in overallotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act.

●	Overallotment involves sales in excess of the offering size, which create a short position.

●	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Stabilizing transactions may occur when the demand for the shares of an offering is less than expected.

●	Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the overallotment option or in the open market after the distribution is completed, to cover short positions.

●	Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions.

Any of these activities may stabilize or maintain the market price of the Securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

In connection with any Rights offering, the Fund may also enter into a standby underwriting agreement with one or more underwriters pursuant to which the underwriter(s) will purchase Common Shares and/or Preferred Shares remaining unsubscribed for after the Rights offering.

Any underwriters to whom the offered Securities are sold for offering and sale may make a market in the offered Securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. There can be no assurance that there will be a liquid trading market for the offered Securities.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our shares on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our shares. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

Under agreements entered into with the Fund, underwriters and agents may be entitled to indemnification by the Fund against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make. The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund and its subsidiaries, if any, in the ordinary course of business.

The aggregate offering price specified on the cover of this Prospectus relates to the offering of the Securities not yet issued as of the date of this Prospectus.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

The Prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Securities for sale to their online brokerage account holders. Such allocations of Securities for internet distributions will be made on the same basis as other allocations. In addition, Securities may be sold by the underwriters to securities dealers who resell Securities to online brokerage account holders.

Administrator, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and Custodian

The Fund’s administrator is ALPS Fund Services, Inc. (“AFS”), an affiliate of the Fund’s transfer agent. AFS is a service company and SEC-registered transfer agent. Under the Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. The address of AFS is 1290 Broadway, Suite 1000, Denver, CO 80203. For its services, the Fund pays AFS customary fees based on the Fund’s net assets or an annual minimum fee, plus out of pocket expenses.

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and maintains custody of the securities and cash of the Fund. For its services, the custodian receives a monthly fee based upon, among other things, the average value of the net assets of the Fund, plus certain charges for securities transactions.

The Fund places and maintains its Alternative Credit investments, securities and cash in the custody of one or more entities meeting the requirements of Section 17(f) of the 1940 Act. For its investments in Alternative Credit, the Fund has engaged Millennium Trust Company, LLC ("Millennium Trust Company"), 2001 Spring Road #700, Oak Brook, Illinois 60523, a custodian with experience in the custody of loans originated through alternative credit platforms. For its services, Millennium Trust Company receives a monthly fee based upon, among other things, the average value of the total loans of the Fund. See “Investment Objective, Strategies and Policies-Alternative Credit-Alternative Credit and Pass-Through Notes. For whole loans purchased by the Fund (which would not include, for example, underlying loans in a securitized product held by the Fund), it is expected that Millennium Trust Company, as the Fund's qualified custodian for the loans, will typically receive or be provided with access to an executed loan package. While the executed packages may differ for certain investments, it is typically comprised of evidence in the form of a promissory note or similar document, an executed copy of the underlying loan agreement or security instrument, and an executed copy of the loan assignment. Although the Fund's custodian would have access to loan files and personally identifiable information about the borrower and would have the ability to enforce the loans, it is expected that the enforcement of the loans will generally be handled by the loan servicer.

DST Systems, Inc., an affiliate of the Fund’s administrator, located at 333 West 9th Street, 2nd floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent, registrar, Plan Administrator and dividend disbursing agent.

Legal Matters

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Faegre Drinker Biddle & Reath LLP. Faegre Drinker Biddle & Reath LLP may rely as to certain matters of Maryland law on the opinion of Shapiro Sher Guinot & Sandler, P.A. If certain legal matters in connection with an offering of Common Shares are passed upon by counsel for the underwriters or sales agent of such offering, such counsel will be named in a prospectus supplement.

Control Persons

Based on a review of Schedule 13D and Schedule 13G filings as of the date of this Prospectus, there are no persons who control the Fund. For purposes of the foregoing statement, “control” means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company; (2) the acknowledgement or assertion by either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

Additional Information

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. The SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund (when available), that file electronically with the SEC.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document field as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s website (sec.gov).

The Fund’s Privacy Policy

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the SEC. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

●	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.

●	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

●	The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

For more information about the Fund’s privacy policies call (855) 830-1222 (toll-free).

The Fund does not control the safeguarding, use or disposition of the personal and financial information about investors that is in the possession of the Underwriters and dealers. Investors should look to the privacy policies of those entities for information about how they treat investors’ personal and financial information.

Incorporation by Reference

This Prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this Prospectus from the date we file that document. Any reports filed by us with the SEC before the date that any offering of securities by means of this Prospectus and any applicable prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this Prospectus or incorporated by reference in this Prospectus.

We incorporate by reference into this Prospectus our filings listed below and any future filings that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, until all of the Securities offered by the Fund’s Prospectus and any applicable prospectus supplement have been sold or we otherwise terminate the offering of these Securities. Information that we file with the SEC will automatically update and may supersede information in this Prospectus, any applicable supplement and information previously filed with the SEC.

This Prospectus and any applicable prospectus supplement incorporate by reference the documents set forth below that have previously been filed with the SEC:

●	our annual report on Form N-CSR for the fiscal year ended June 30, 2024, filed with the SEC on September 6, 2024; and

●	our semi-annual report on Form N-CSR for the period ended December 31, 2024, filed with the SEC on March 7, 2025; and

●	our definitive proxy statement on Schedule 14A, filed with the SEC on August 21, 2024; and

●	the description of our common stock contained in our Registration Statement on Form 8-A (File No. 001-38684), as filed with the SEC on October 3, 2018, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

You may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling the following address and telephone number:

RiverNorth Capital Management, LLC
360 South Rosemary Avenue, Suite 1420
West Palm Beach, FL 33401
(561) 484-7185

You should rely only on the information incorporated by reference or provided in the Fund’s Prospectus, SAI and any supplement thereto. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this Prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this Prospectus or those documents.

RiverNorth/Doubleline Strategic Opportunity Fund, Inc.

PROSPECTUS

[  ]

Until [  ] (25 days after the date of this Prospectus), all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state or other jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED March 21, 2025

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

Statement of Additional Information

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The investment objective of the Fund is current income and overall total return. RiverNorth Capital Management, LLC, the investment adviser of the Fund (“RiverNorth” or the “Adviser”), and DoubleLine® Capital LP, the subadviser of the Fund (“DoubleLine” or the “Subadviser”), seek to achieve the Fund’s investment objective by allocating the Fund’s assets among three principal investment strategies: Tactical Closed-End Fund Income Strategy, Opportunistic Income Strategy and Alternative Credit Strategy. See “Investment Objective, Strategies and Policies—Principal Investment Strategies” in the Fund’s Prospectus (as defined below). There is no assurance that the Fund will achieve its investment objective.

This Statement of Additional Information (“SAI”) relates to the Fund’s (i) shares of common stock, $0.0001 par value per share (the “Common Shares” and holders of such Common Shares the “Common Shareholders”), (ii) shares of preferred stock (the “Preferred Shares”), (iii) subscription rights to purchase Common Shares, (iv) subscription rights to purchase Preferred Shares and (v) subscription rights to purchase Common Shares and Preferred Shares (“Rights” and, together with the Common Shares and Preferred Shares, “Securities”). This SAI is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated [   ] (the “Prospectus”) and the applicable prospectus supplement. This SAI does not include all information that a prospective investor should consider before purchasing Securities. Investors should obtain and read the Prospectus and the applicable prospectus supplement prior to purchasing Securities. A copy of the Prospectus may be obtained without charge by calling the Fund at (844) 569-4750.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”). The Fund’s filings with the SEC are available to the public on the SEC’s website at sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated [  ]

TABLE OF CONTENTS

Page

INVESTMENT RESTRICTIONS	1
INVESTMENT POLICIES AND TECHNIQUES	3
MANAGEMENT OF THE FUND	34
FUND SERVICE PROVIDERS	40
PORTFOLIO TRANSACTIONS	40
U.S. FEDERAL INCOME TAX MATTERS	41
BOARD MEMBERS AND OFFICERS	49
PROXY VOTING GUIDELINES	50
ADDITIONAL INFORMATION	51
FINANCIAL STATEMENTS	51
INCORPORATION BY REFERENCE	51
APPENDIX A - PROXY VOTING GUIDELINES OF THE ADVISER	A-1
APPENDIX B - PROXY VOTING GUIDELINES OF THE SUBADVISER	B-1

INVESTMENT RESTRICTIONS

Except as otherwise indicated, the Fund’s investment policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance the Fund’s investment objective will be met.

Any investment restrictions herein that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

As a matter of fundamental policy, the Fund will not:

(1) with respect to 75% of its total assets, purchase any securities if, as a result, more than 5% of the Fund’s total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the 1940 Act), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;

(2) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4) purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry or group of industries, except that the Fund’s investments in Underlying Funds shall not be deemed to be investments in a single industry or group of industries, and except that the Fund, under normal circumstances, will invest at least 25% of its total assets in mortgage-backed and other asset-backed securities (including such securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities) and other investments that the Adviser or the Subadviser considers to have the same primary economic characteristics, and such securities will be considered, solely for the purpose of this restriction, to be issued by issuers in a single industry;

(5) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(6) purchase or sell real estate. The Fund may, for clarity, (i) purchase interests in issuers which deal or invest in real estate, including limited partnership interests of limited partnerships that invest or deal in real estate, (ii) purchase securities which are secured by real estate or interests in real estate, including real estate mortgage loans, (iii) invest in loans collateralized by real estate and (iv) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of investments which are secured by real estate or interests therein. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate.);

(7) purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, future contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time; or

1

(8) make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. A Fund may purchase loan participations or otherwise invest in loans or similar obligations, and may make loans directly to issuers, itself or as part of a lending syndicate.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Fund, which includes the common shares and the shares of preferred stock of the Fund, if any, voting together as a single class, and the holders of the outstanding shares of preferred stock of the Fund, if any, voting as a single class. Under the 1940 Act and the rules thereunder and as used in this SAI, a “majority of the outstanding voting securities” means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

The Fund may become subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its preferred shares, if any.

Fundamental Investment Restriction (2)

The 1940 Act permits the Fund to borrow money in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions.

Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. For more information on leverage and the risks relating thereto, see “Risks—Leverage Risks” in the Prospectus.

Fundamental Investment Restriction (3)

The ability of a closed-end fund (“CEF”) to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued.

Under the 1940 Act, the issuance by the Fund of a senior security representing an indebtedness is subject to a requirement that provision is made that, (i) if on the last business day of each of 12 consecutive calendar months the asset coverage with respect to the senior security is less than 100%, the holders of such securities voting as a class shall be entitled to elect at least a majority of the Board with such voting right to continue until the asset coverage for such class of senior security is at least 110% on the last business day of each of 3 consecutive calendar months or, (ii) if on the last business day of each of 24 consecutive calendar months the asset coverage for such class of senior security is less than 100%, an event of default shall be deemed to have occurred.

The Fund now complies with Rule 18f-4 with respect to its derivatives transactions. Thus, the fundamental policy relating to issuing senior securities above will not restrict the Fund from entering into derivatives transactions that are treated as senior securities so long as the Fund complies with Rule 18f-4 with respect to such derivatives transactions.

2

Fundamental Investment Restriction (4)

Although the Fund’s investments in Underlying Funds are not deemed to be investments in a particular industry or group of industries, to the extent that the Fund is aware of the investments held by the Underlying Funds, the Fund will consider such information when determining compliance with fundamental investment restriction (4).

Fundamental Investment Restriction (7)

The ability of the Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable the Fund to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Fundamental Investment Restriction (8)

The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.

INVESTMENT POLICIES AND TECHNIQUES

The following describes certain investment practices and techniques in which the Fund may engage, and certain of the risks associated with such practices and techniques, and includes a discussion of the spectrum of investments that the Adviser and the Subadviser in their discretion may, but are not required to, use in managing the Fund’s assets. Certain risks may only apply to a particular investment strategy of the Fund, or may apply to both investment strategies. The following descriptions supplement the descriptions of the investment objective, policies, strategies and risks as set forth in the Fund’s Prospectus.

These same investment practices or techniques may be used by the Underlying Funds in which the Fund invests (as described in the Prospectus) and, therefore, the risks described below may apply to the Underlying Funds as well. The Underlying Funds are not subject to the Fund’s investment policies and restrictions, and the Underlying Funds may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in the Prospectus.

Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund but, to the extent employed, could from time to time have a material impact on the Fund’s performance.

Alternative Credit

The Fund's alternative credit investments may be made through a combination of: (i) investing in loans to small- and mid-sized companies (“SMEs”); (ii) investing in notes or other pass-through obligations issued by an alternative credit platform (or an affiliate) representing the right to receive the principal and interest payments on an Alternative Credit investment (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Alternative Credit; (iv) investing in private investment funds that purchase Alternative Credit; (v) acquiring an equity interest in an alternative credit platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to an alternative credit platform (or an affiliate) (the foregoing listed investments are collectively referred to herein as the “Alternative Credit Instruments” or “Alternative Credit”). Subject to the limitations in the prospectus and this SAI, the Fund may invest without limit in any of the foregoing types of Alternative Credit Instruments. The Alternative Credit in which the Fund typically invests are newly issued and/or current as to interest and principal payments at the time of investment. The Fund does not invest in Alternative Credit that are of subprime quality at the time of investment. The Fund considers an SME loan to be of “subprime quality” if the likelihood of repayment on such loan is determined by the Adviser based on its due diligence and the credit underwriting policies of the originating platform to be similar to that of consumer loans that are of subprime quality. The Fund has no intention as of the date of this SAI to invest in Alternative Credit originated from lending platforms based outside the United States or made to non-U.S. borrowers. However, the Fund may in the future invest in such Alternative Credit and, prior to such time, will amend the Prospectus and/or SAI (as applicable) to provide additional information on such investments, including the associated risks.

The following supplements the discussion of Alternative Credit contained in the Prospectus and includes additional considerations and risks associated with the Fund's investments in Alternative Credit. See “Investment Objective, Strategies and Policies-Alternative Credit” and “Risks” in the Prospectus.

Regulatory Considerations

The following highlights various laws and regulations impacting Alternative Credit and its participants.

The Equal Credit Opportunity Act. This law prohibits discrimination in the extension of all credit (consumer or business) on the basis of certain protected classes including on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act. It also requires notice of adverse action to be given to applicants who are denied credit.

OFAC, USA Patriot Act and Bank Secrecy Act. Certain participants in alternative credit, including the platforms through which the Fund may invest in Alternative Credit, may be required to comply with various anti-money laundering and related regulations. The Fund is not able to control or monitor such compliance. Moreover, in the Fund's participation with the platforms, it is subject to compliance with OFAC (Office of Foreign Assets Control), the USA PATRIOT Act and Bank Secrecy Act regulations applicable to all businesses, which, for the Fund, generally involves cooperation with authorities in investigating any purported improprieties. Any material failure to comply with OFAC and other similar anti-money laundering restrictions or any investigation relating thereto could result in fines or penalties. Such fines or penalties could have a material adverse effect on the Fund directly for amounts owed for fines or penalties or indirectly as a negative consequence of the decreased demand for Alternative Credit from the platforms in violation of such requirements resulting from the adverse publicity and other reputation risks associated with any such fines and penalties assessed against the platforms or other industry participants.

Federal Trade Commission Act. Section 5 of this law (as well as analogous state laws) prohibits unfair and deceptive acts or practices in or affecting commerce. The FTC's Holder in Due Course Rule allows borrowers in certain circumstances to assert any claim or defense they have against a seller of goods or services obtained with the proceeds of a loan against the originator or subsequent purchaser of the loan.

CAN-SPAM Act and Telemarketing Sales Rule. These laws and analogous state laws govern the marketing of credit and other products and services by use of email or telephone marketing and would affect programs of alternative credit platforms marketing by these means.

Electronic Signatures in Global and National Commerce Act. This law, along with analogous state laws including the Uniform Electronic Transactions Acts, which authorize the creation of legally binding and enforceable agreements electronically and utilizing electronic records and signatures govern the circumstances in which a person may electronically be provided disclosures otherwise required to be in writing. Alternative Credit Lenders must obtain consent to conduct business electronically from applicants and borrowers.

Bankruptcy Code. This law limits the extent to which creditors may seek to enforce debts against borrowers who have filed for bankruptcy protection.

In addition, funding banks are subject to banking laws and regulations and the supervision by federal and/or state banking agencies and such laws and regulators could impose restrictions on the funding bank.

Alternative Credit lenders may not always be in compliance with these laws and borrowers may make counterclaims regarding the enforceability of their obligations under borrower laws after collection actions have been commenced or otherwise seek damages under these laws.

Registration with the SEC. Pass-Through Notes are typically offered through private offerings and thus may not be registered under the Securities Act of 1933, as amended (the “1933 Act”). In addition, platforms are not registered as investment companies under the 1940 Act. If a platform (or an affiliate thereof) were to fail to comply with a private offering exemption under the 1933 Act, or if it were to fail to maintain an exemption from registration as an investment company under the 1940 Act, it (or such affiliate) could become subject to regulatory actions and/or significant civil liabilities. Although a platform (or its affiliate) may intend to operate in compliance with all applicable securities laws, these laws are complex and sometimes subject to alternative interpretations and any failure by a platform (or such affiliate) to comply with applicable securities laws could adversely affect its (or such affiliate's) ability to make payments on the Pass-Through Notes.

Trust Indenture Act of 1939. Any Pass-Through Note offering made in reliance on an exemption from registration pursuant to Section 4(a)(2) of the 1933 Act will not be subject to the Trust Indenture Act of 1939. Consequently, holders of Pass-Through Notes will not have the protection of an indenture setting forth obligations of the Pass-Through Note issuers for the protection of the Pass-Through Note holders or a trustee appointed to represent their interests.

State Usury Laws. Some platforms (or their affiliates) may attempt to take advantage of policies in certain states that allow lenders to make Alternative Credit investments at advantageous interest rates by incorporating choice of law provisions into Alternative Credit agreements that hold that the agreements are to be governed by the laws of those lender-friendly states. This is sometimes the case in the origination of business as opposed to consumer loans. In the event that a borrower or state regulator successfully invalidates such choice-of-law clause, platforms (of their affiliates) may not be able to collect some or all of the interest and principal due on such Alternative Credit Instruments, such loans may not be found to be enforceable or the platforms (or their affiliates) could become subject to penalties and damages. Other platforms may engage in arrangements with funding banks where the platform assists the bank in originating loans that are funded by the bank. In some cases, the loans are sold to the platforms and the platforms as assignees of the bank under applicable law and precedent utilize the bank's rate and fee exportation authority. At least one federal circuit has cast doubt upon this theory and other litigation challenges the ability of assignees to utilize a bank's exportation authority as an assignee of the bank's loans. Legislation is also pending in Congress that would validate an assignee's ability to utilize the rates and fees of the originating lender.

Tax Treatment of Pass-Through Notes. There are no statutory provisions, regulations, published rulings or judicial decisions that address the characterization of Pass-Through Notes or other Alternative Credit Instruments substantially similar to Pass-Through Notes for U.S. federal income tax purposes and the proper tax characterization of Pass-Through Notes for U.S. federal income tax purposes is uncertain. To address this concern, some Pass-Through Note issuers require investors to agree to treat the Pass-Through Notes as debt of the Pass-Through Note issuer for federal, state and local income and franchise tax purposes. Further, prospective Pass-Through Note holders should be aware that a Pass-Through Note issuer may intend to treat (and report) the Pass-Through Notes as debt instruments that have original issue discount (“OID”) for U.S. federal income tax purposes. As a result, Pass-Through Note holders will be required to include OID in income as it accrues under a constant yield method, regardless of such note holder's regular method of tax accounting, and so may be required to include OID in income in advance of the receipt of cash attributable to the related Note interest or principal.

Pass-Through Note holders also should be aware that the Internal Revenue Service (“IRS”) and the courts are not bound by the Pass-Through Note issuer's characterization of the Pass-Through Notes, and may take a different position with respect to the Pass-Through Notes' proper characterization. For example, if the Pass-Through Notes were treated as equity for the Pass-Through Note issuer, (i) the issuer would be subject to U.S. federal income tax on income, including interest, accrued on the underlying loans but would not be entitled to deduct interest or OID on the Pass-Through Notes, and (ii) payments on the Pass-Through Notes would be treated by the Pass-Through Note holder as dividends (that may be ineligible for reduced rates of U.S. federal income taxation or the dividends received deduction) for U.S. federal income tax purposes to the extent of the issuer's earnings and profits, or, if the Notes are treated as equity in a Pass-Through Note issuer that is taxed as a partnership, the Fund may be required to take into account income allocations from such issuers that may include gross income that is not described in Section 851(b)(2) of the Internal Revenue Code of 1986, as amended (the “Code”) and may cause the Fund to fail to meet the requirements of Code Section 851(b)(2) and fail to qualify as a regulated investment company. If the Fund were to fail to qualify as a regulated investment company, the Fund would be liable for entity-level tax on all of its net income at corporate tax rates (currently 21%), and if the Fund fails to qualify as a regulated investment company for more than two years, it may be subject to tax on built-in gains if it later qualifies again as a regulated investment company. Alternatively, the IRS could determine that, in substance, each Pass-Through Note holder owns a proportionate interest in the underlying loans for U.S. federal income tax purposes, or it could instead seek to treat the Pass-Through Notes as some other financial instrument or contract (including a derivative financial instrument). Such different characterizations could significantly reduce the amount available to the Pass-Through Note issuer to pay interest on the Pass-Through Notes, and could significantly affect the amount, timing, and character of income, gain or loss recognized in respect of a Pass-Through Note.

Risk of Including Foreign Investors. An issuer of Pass-Through Notes may accept investors who are non-U.S. persons, in which case interest payments made to such an investor by the issuer could be subject to withholding taxes. In the event that the issuer fails to properly withhold on such payments, it could remain liable for a non-U.S. person's individual tax liabilities for the interest payments. There is a further risk that a non-U.S. person investor could be named on the Department of the Treasury's list of “Specially Designated Nationals,” “Blocked Persons,” or “Sanctioned Countries or Individuals,” which, if undiscovered, could result in an enforcement action against the issuer.

Additional Risk Considerations

Bankruptcy Risk. In the event that a platform (or its affiliate) or its service providers become subject to a bankruptcy, the Fund’s investments in Pass-Through Notes issued by such platform (or affiliate) may be negatively impacted.

Although many of the platforms (or their affiliates) through which the Fund invests may have been organized and operated in a manner that is intended to minimize the likelihood that such platforms (or affiliates) will become subject to a bankruptcy or similar proceeding, if the platforms (or their affiliates) were to become subject to bankruptcy proceedings, payments on the Pass-Through Notes issued by such platforms (or their affiliates) could be substantially delayed or reduced, and any interest accrued on those obligations may never be paid.

Platforms (or their affiliates) may have arrangements with servicers who monitor payments by the borrowers of the Alternative Credit and take action to enforce the platforms’ (or affiliates’) rights to payment. Arrangements for back-up servicing are limited. If a platform’s (or affiliate’s) servicer fails to maintain operations or the agreement between the platform (or affiliate) and the servicer is rejected or terminated in a bankruptcy of the servicer, the Fund may experience delays in the distribution of loan proceeds and increased costs in connection with its investments through such platform (or its affiliate). In some instances, the platform operator and its affiliates may be unable to collect and process payments from underlying borrowers and thus the Fund may not realize its expected return on investment on those instruments.

Platforms (or their affiliates) may have arrangements with administrators who manage the daily operations of the platforms (and/or their affiliates). Among other duties, an administrator may calculate the amounts payable by the platform operator or its affiliates on any outstanding Pass-Through Notes and supervise the platform’s (or affiliate’s) payment of such amounts. If the administrator were to become subject to bankruptcy proceedings and its agreement with the platform operator or its affiliates were terminated for any reason, the platform (or affiliate) would endeavor to locate a replacement administrator but there is no assurance that it would be able to do so. Accordingly, any termination of an administration agreement that occurs in connection with a bankruptcy of the administrator may impair the platform’s (or affiliate’s) ability to continue to make timely payments on the Pass-Through Notes. This could also prevent the platform operator or its affiliates from issuing any additional Pass-Through Notes until another administrator was located.

Chargeback Risk. The Fund may invest in Alternative Credit Instruments through securities issued by private investment funds that operate accounts with an independent bank whereby investors, such as the Fund, may deposit funds for the purchase of such securities and receive the proceeds from borrower payments on the underlying loans. These accounts may be affected by “borrower chargebacks.” A borrower chargeback is a process by which a borrower who has made a payment on an underlying loan has its bank cancel the payment or request a refund of that payment. If a borrower successfully processes a chargeback on a loan payment after proceeds have been distributed to such accounts, the issuer will deduct the amount of that payment from each account where the proceeds were deposited. To offset this risk, issuers utilizing this system may refrain from distributing borrower loan proceeds to these accounts for a period of time after a borrower payment on a loan. In the event that a borrower chargeback is executed after the proceeds of that payment have been distributed to investor accounts and an account holder has withdrawn those distributed proceeds, a negative cash balance may result. Amounts that would otherwise be credited to an investor’s account (including amounts deposited or that are payable on other notes) are subject to set-off against any such negative cash balance.

Risk of Inadequate Resources Devoted to the Collection of Alternative Credit. A substantial amount, if not all, of a platform operator’s revenues may be derived from origination fees or loan rate “spreads” generated through making and arranging Alternative Credit and offering related Pass-Through Notes. As a result, it has an incentive to originate as many loans as possible to maximize the amount of origination fees it is able to generate. Increased loan volumes increase the demands on a platform’s management resources and its ability to devote adequate attention and resources to the collection of corresponding Alternative Credit. The ability of a platform and its affiliates to collect the payments due from borrowers and/or to make timely payments on their Pass-Through Notes may be adversely affected in the event that they take on loan volumes that exceed their ability to service outstanding Alternative Credit.

Risk of Platform Failure to Meet Certain Obligations. Platforms might incur indemnification and repurchase obligations with respect to the Alternative Credit they originate that exceed their projections, in which case they might not have sufficient capital to meet such obligations. There can be no assurances that platforms can meet their repurchase and indemnification obligations and, if they are unable to do so, the Fund may incur losses related to payments on the affected Alternative Credit Instruments in which it invests.

Risks Associated With “Balloon”Payments. Some of the Alternative Credit may be interest-only loans providing for relatively small monthly payments with a large “balloon” payment of principal due at the end of the term. Borrowers may be unable to repay such balloon payments out of their own funds and will be compelled to refinance or sell their property. Fluctuations in real estate values, interest rates and the unavailability of mortgage funds could adversely affect the ability of borrowers to refinance their loans at maturity or successfully sell the property for enough money to pay off the corresponding Alternative Credit Instrument.

Servicer Autonomy. A platform (or its affiliate) may have an arrangement with a servicer that authorizes the servicer to waive or modify any non-material term of an Alternative Credit Instrument or consent to the postponement of strict compliance with any such term or in any manner grant a non-material indulgence to any borrower. In addition, if an Alternative Credit Instrument is in default, or the servicer determines that default is reasonably foreseeable or otherwise determines that such action is consistent with its servicing obligation, the servicer may be permitted to waive or modify any material term of an Alternative Credit Instrument, to accept payment of an amount less than the principal balance in final satisfaction of an Alternative Credit Instrument and to grant any indulgence to a borrower, provided that the servicer has reasonably determined that such action will not be materially adverse to the interests of the holder of such Alternative Credit or of the holders of any corresponding Pass-Through Note.

Subprime Borrower Risk. Although the Fund will not invest in Alternative Credit that is of subprime quality at the time of investment, loans held by the Fund may, subsequent to their purchase, become of subprime quality. The risks associated with an investment in Alternative Credit (as disclosed in the Prospectus and this SAI) are heightened for such loans that have been made to subprime borrowers, particularly with respect to the risk of default. In addition, loans to subprime borrowers could be subject to increased regulatory scrutiny.

Tax Considerations. The ability of a platform (or its affiliate) to pay principal and interest on a Pass-Through Note may be affected by its ability, for U.S. federal income tax purposes, to match the timing of income it receives from an underlying Alternative Credit Instrument that it holds and the timing of deductions that it may be entitled to in respect of payments made on the Pass-Through Notes that it issues. For example, if the Pass-Through Notes are treated as contingent payment debt instruments for U.S. federal income tax purposes but the corresponding Alternative Credit Instruments are not, there could be a potential mismatch in the timing of the Pass-Through Note issuer’s income and deductions for U.S. federal income tax purposes, and the Pass-Through Note issuer’s resulting tax liabilities could affect its ability to make payments on the Pass-Through Notes.

Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose entities. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be adversely affected by general downturns in the economy. Asset-backed securities are subject to prepayment risk. There is risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on the underlying investments.

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Borrowing. The Fund may borrow funds and/or issue preferred stock, notes or other debt securities to the extent permitted by the 1940 Act for investment and other purposes, such as for providing the Fund with liquidity. The Fund’s use of leverage may include borrowing through a line of credit with a bank or other financial institution. Under the requirements of the 1940 Act, the Fund, immediately after any borrowing, must have an “asset coverage” of at least 300% (i.e., such indebtedness may not exceed 33-1/3% of the value of the Fund’s total assets including the amount borrowed). With respect to such borrowing, asset coverage means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Under the 1940 Act, the Fund is also not permitted to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the Fund’s total assets).

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing may be fixed by the terms of the Fund’s agreement with its lender, the net asset value (“NAV”) per share of the Common Shares will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to establish and maintain a borrowing facility, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage. See “Use of Leverage” and “Risks—Leverage Risks” in the Fund’s Prospectus.

Closed-End Funds. The Fund may invest in shares of CEFs offered in initial or secondary offerings or through purchasing shares in the secondary market. An initial public offering of CEF shares is typically distributed by a group of underwriters who retain a spread or underwriting commission based on the initial public offering price. Such shares are then listed for trading on an exchange and, in some cases, may be traded in other over-the-counter markets. Because the shares of CEFs cannot be redeemed upon demand to the issuer like the shares of an open-end fund, investors seek to buy and sell shares of CEFs in the secondary market. The Fund will incur normal brokerage costs on its secondary purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market.

The shares of many CEFs, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many CEFs, as well as to the fact that the shares of CEFs are not redeemable by the holder upon demand to the issuer at the next determined NAV but, rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of CEF shares also may contribute to such shares trading at a discount to their NAV.

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The Fund may invest in shares of CEFs that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any CEF purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Common Shares. Similarly, there can be no assurance that any shares of a CEF purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

CEFs may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the CEF’s common shares in an attempt to enhance the current return to such CEF’s common shareholders. The Fund’s investment in the common shares of CEFs that are financially leveraged may create an opportunity for greater total return on its investment, but in a down market may also lose money at a faster rate. In general, leveraged funds may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Convertible Securities. Convertible securities are generally bonds, debentures, notes, preferred securities or other securities or investments that may be converted or exchanged into equity securities (and/or cash or cash equivalents), which may be at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. Accordingly, these equity-linked instruments offer the potential for equity market participation with potential mitigated downside risk in periods of equity market declines.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.

Zero coupon securities are debt securities which are issued at a discount to their value at maturity and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, when a zero coupon security is held to maturity, its entire income return, which consists of accretion of discount, comes from the difference between its purchase price and its maturity value. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock and may have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock. Convertible debt securities may be subordinate in rank to any senior debt obligations of the issuer and, therefore, such subordinated convertible debt securities entail more risk than its senior debt obligations. Convertible preferred securities also may be subordinated to debt instruments and non-convertible series of preferred securities in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore convertible preferred securities may be subject to greater credit risk than more senior debt instruments. As such, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference or priority on an issuer’s balance sheet. Below investment grade securities are commonly referred to as “junk bonds.” An investment in convertible securities with credit ratings below investment grade may have a higher likelihood of default.

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A convertible security may contain features that limit an investor’s ability to convert the security into common stock unless certain conditions are met. A typical feature may require that a security be convertible only when the sale price of the underlying common stock exceeds the conversion price by a specified percentage (e.g., the sale price of the common stock is greater than or equal to 130% of the conversion price) for a certain specified period of time (e.g., for at least 20 days during a span of 30 consecutive days in a month), or upon the occurrence of certain other specified conditions. In addition, a convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Convertible securities have valuation characteristics similar to both debt and equity securities. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the value of a convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer of the underlying common stock and general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

Debt and preferred securities with warrants attached to purchase equity securities have economic characteristics similar to convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at the time of issuance) during a specified period of time.

Mandatory Convertible Securities. Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. Mandatory convertible securities automatically convert to equity securities at maturity. For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in equity securities. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss.

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Contingent Convertible Securities. Similar to mandatory convertible securities (and unlike traditional convertible securities), contingent convertible securities generally provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion might be automatically triggered, for instance, if a company fails to meet the minimum amount of capital described in the security, the company’s regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some contingent convertible securities have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Exchangeable Debt Securities. Exchangeable debt securities are convertible debt securities in which the underlying common stock is issued by an entity that is different than the issuer of the convertible securities, often a subsidiary of the issuer. The valuation of an exchangeable debt security is similar to that of a convertible debt security, with the conversion value influenced by the underlying common stock issuer.

Synthetic Convertible Securities. A synthetic convertible security is a derivative position composed of two or more distinct securities whose economic characteristics, when taken together, resemble those of traditional convertible securities, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). For example, the income-producing component may be achieved by purchasing non-convertible income-producing securities such as bonds, preferred securities or money market instruments and the convertible component may be achieved through warrants or options to buy common stock at a certain exercise price, or options on a stock index.

Synthetic convertible securities are typically offered by financial institutions in private placement transactions and are typically sold back to the offering institution. Upon conversion, the holder generally receives from the offering institution an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Synthetic convertible securities created by other parties generally have the same attributes of a traditional convertible security; however, the issuer of the synthetic convertible security assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Therefore, an investor in such securities is subject to the credit risk associated with the counterparty creating the synthetic convertible instrument. The Fund and the Underlying Funds may also create synthetic convertible securities themselves by purchasing the separate component securities.

Synthetic convertible securities may differ from traditional convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its income-producing component and its convertible component. Thus, the values of a synthetic convertible and a traditional convertible security will respond differently to market fluctuations. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Purchasing a synthetic convertible security may provide greater flexibility than purchasing a traditional convertible security, including the ability to combine components representing distinct issuers or to combine a fixed income security with a call option on a stock index. In addition, synthetic convertible securities may alter the characteristics common to traditional convertible securities such as by offering enhanced yields in exchange for reduced capital appreciation or less downside protection. The component parts of a synthetic convertible security may be purchased simultaneously or separately.

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The holder of a synthetic convertible security faces the risk that the price of the stock, or the level of the market index underlying the convertible component, will decline. In addition, in purchasing a synthetic convertible security, a Fund may have counterparty risk with respect to the financial institution that offers the instrument or with respect to the institution that issued the income-producing component of the convertible security when such an institution is not the financial institution creating the synthetic convertible security. Synthetic convertible securities are also subject to the risks associated with derivatives. See “—Derivatives.”

Corporate Debt Securities. Corporate debt securities are fully taxable debt obligations issued by corporations or other business entities. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuer in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.

Depositary Receipts. The Fund and the Underlying Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in U.S. securities markets. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR. Unsponsored ADRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored ADRs may carry more risk than sponsored ADRs because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Derivatives. The Fund may utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing return. These strategies may be executed through the use of derivative contracts. The Underlying Funds may also utilize derivative contracts and are thus subject to the same risks described below.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Derivative Transactions”). In addition, Derivative Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivative Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Derivative Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Derivative Transaction is a function of numerous variables including, but not limited to, market conditions. The ability of the Fund to utilize these Derivative Transactions successfully will depend on the Adviser’s or Subadviser’s ability to predict pertinent market movements, which cannot be assured. The Fund’s use of Derivative Transactions may also be limited by the requirements of the Code for qualification as a regulated investment company for U.S. federal income tax purposes. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

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Derivative Transactions, including derivative contracts, have risks associated with them including, but not limited to, possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s or Subadviser’s view as to certain market movements is incorrect, the risk that the use of such Derivative Transactions could result in losses greater than if they had not been used. Use of Derivative Transactions may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than or lower than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Derivative Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Derivative Transactions had not been utilized.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act relating to a registered investment company’s use of derivatives and related instruments. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements, tender option bonds or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund was required to comply with Rule 18f-4 beginning August 19, 2022 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

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General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

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Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser or Subadviser, as applicable, must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of “A-1” from S&P Global Ratings (“S&P”) or “P-1” from Moody’s Investor Services, Inc. (“Moody’s”) or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency options, are determined to be of equivalent credit quality by the Adviser or Subadviser, as applicable. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes or to enhance returns. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

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Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Options and Futures Risks. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund or an Underlying Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. The counterparties to these transactions typically are major international banks, broker-dealers and financial institutions. Such options may also be illiquid, and in such cases, the Fund or an Underlying Fund may have difficulty closing out its position. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund or an Underlying Fund may be unable to liquidate an over-the-counter option position.

The purchaser of a put or call option runs the risk of losing the purchaser’s entire investment, paid as the premium, in a relatively short period of time if the option is not sold at a gain or cannot be exercised at a gain prior to expiration. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous price above the market price. The un-covered writer of a call option is subject to a risk of loss if the price of the underlying security should increase, and the un-covered writer of a put option is subject to a risk of loss if the price of the underlying security should decrease.

The Fund may invest a significant portion of its total assets in Underlying Funds that write covered call options. To the extent that an Underlying Fund writes a covered call option, it forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the writer of the option, the Underlying Fund bears the market risk of an unfavorable change in the price of the security underlying a written option. As an Underlying Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. To the extent an Underlying Fund experiences net asset value erosion (which itself may have an indirect negative effect on the market price of interests in the Underlying Fund), the Underlying Fund will have a reduced asset base over which to write covered calls, which may eventually lead to reduced distributions to shareholders such as the Fund. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

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To the extent that a fund engages in selling options that trade in over-the-counter markets, the fund may be subject to additional risks. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as members of “exchange-based” markets. By engaging in option transactions in these markets, a fund may take credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which may subject a fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement.

The Fund or an Underlying Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside of the United States. Foreign markets may offer advantages, including trading opportunities or arbitrage possibilities, not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets, so that no common clearing facility exists and an investor may look only to the broker or counterparty for the performance of the contract. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

There can be no assurance that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day of a price beyond that limit or trading may be suspended for specified periods during the trading day.

The Fund or an Underlying Fund may purchase and sell single stock futures, stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures. A stock index future obligates a fund to pay or receive an amount of cash based upon the value of a stock index at a specified date in the future, including the S&P 500 Index, NASDAQ High Technology Index or similar foreign indices. An interest rate futures contract obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specified price. A currency futures contract obligates a fund to purchase or sell an amount of a specific currency at a future date at a future price.

Eurodollar Instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund may invest in Eurodollar instruments for hedging purposes or to enhance potential gain. Additionally, Eurodollar instruments are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issues.

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Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. dollar against these currencies could be responsible for part of the Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.

Although the Fund values its assets daily in terms of U.S. dollars, it may not convert its holdings of foreign currencies into U.S. dollars on a daily basis. Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value, or to enhance return. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

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To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. For example, if the Adviser or Subadviser considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), the Fund holds securities denominated in schillings and the Adviser or Subadviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on options on currency futures is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risks of Derivative Transactions Outside the United States. When conducted outside the United States, Derivative Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Swaps, Caps, Floors and Collars. Among the Derivative Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. To the extent it uses such transactions, if at all, the Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

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The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk, counterparty risk and credit risks, each as further described below. Moreover, if the Fund is a buyer, it will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

A credit default index swap is a swap on an index of credit default swaps. Credit default index swaps allow an investor to manage credit risk or to take a position on a basket of credit default swaps (or other instruments) in a more efficient manner than transacting in single name credit default swaps. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument, but may involve a formula that multiplies the effect of certain aspects of the performance of that instrument, so that the performance of the derivative is more or less volatile than that of the underlying instrument, but may involve a formula that multiplies the effect of certain aspects of the performance of that instrument, so that the performance of the derivative is more or less volatile than that of the underlying instrument.

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The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will move in the same direction as the value of the structured note at maturity or of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.

Commodity-Linked Derivatives. The Fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes. These instruments are sometimes referred to as “structured notes” because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation, which may provide the Fund with a desired degree of diversity. Of course, there can be no guarantee that the Fund’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Adviser’s or Subadviser’s decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of the Fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

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Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the Commodity Exchange Act (the “CEA”) and the rules thereunder. Additionally, from time to time the Fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Derivative Transaction, as part of a single or combined strategy when, in the opinion of the Adviser or Subadviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s or Subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objectives.

Regulation as a “Commodity Pool.” CFTC Rule 4.5 requires operators of registered investment companies to either limit such investment companies’ use of futures, options on futures and swaps or register as a commodity pool operator (“CPO”) and submit to dual regulation by the CFTC and the SEC. In order to be able to comply with the exclusion from the CPO definition pursuant to CFTC Rule 4.5 with respect to the Fund, the Adviser must limit the Fund’s transactions in commodity futures, commodity option contracts and swaps for non-hedging purposes by either (a) limiting the aggregate initial margin and premiums required to establish non-hedging commodities positions to not more than 5% of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and losses on any such contract or (b) limiting the aggregate net notional value of non-hedging commodities positions to not more than 100% of the liquidation value of the Fund’s portfolio after taking into account unrealized profits and losses on such positions. In the event that the Fund’s investments in such instruments exceed such thresholds, the Adviser would no longer be excluded from the CPO definition and may be required to register as a CPO, and the Subadviser may be required to register as a commodity trading advisor (“CTA”). In the event the Adviser or the Subadviser is required to register as a CPO or CTA, as applicable, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund. The Adviser has claimed an exclusion from the definition of a CPO with respect to the Fund under the amended rules. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps in accordance with the Fund’s policies. The Fund does not anticipate that it will invest in commodity futures, commodity options contracts and swaps to an extent or in a manner that would require the Adviser and the Subadviser to register as a CPO or CTA (as applicable) in connection with their management of the Fund.

Exchange-Traded Funds. To the extent the Fund invests a portion of its Managed Assets in exchange-traded funds (“ETFs”), those assets will be subject to the risks of the purchased funds’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. The Fund’s investments in other funds also are subject to the ability of the managers of those funds to achieve the funds’ investment objective(s).

Risks associated with investments in ETFs may generally include the risks described in the Prospectus associated with the Fund’s structure as a CEF, including market risk. Most ETFs are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. Most ETFs are passively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective(s) will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. ETF shares may trade at a premium or discount to their NAV. As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange. Some ETFs are highly leveraged and therefore will expose the Fund to risks posed by leverage, including the risk that the use of leverage by an ETF can magnify the effect of any of its losses.

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The Fund may invest in a range of ETFs. When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its Common Shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s Common Share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Exchange-Traded Notes. The Fund and the Underlying Funds may invest in exchange-traded notes (“ETNs”), which are a type of unsecured, unsubordinated debt security. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange (the “NYSE”)) during normal trading hours, although trading volume can be limited. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.

Foreign Investments. The Fund and the Underlying Funds may invest in foreign securities. When foreign securities are denominated and traded in foreign currencies, the value of the Fund’s foreign investments and the value of its Common Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the U.S. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. Payment for securities without delivery may be required in certain foreign markets.

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In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

In June 2016, voters in the United Kingdom (“UK”) approved a referendum to leave the European Union (“EU”), commonly referred to as “Brexit”. The UK left the EU on January 31, 2020, with a transition period currently set to end on December 31, 2020, during which the parties will negotiate their future relationship. There is significant uncertainty regarding the potential consequences for Brexit. The political divisions within the UK, as well as those between the UK and the EU, which the referendum vote has highlighted coupled with the uncertain consequences of Brexit, may have a significant impact upon the UK and European economies as well as the broader global economy. The Fund may be exposed to risks related to Brexit, including volatile trading markets and significant and unpredictable currency fluctuations. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact investments in securities issued by companies located in EU countries. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. As a result, markets in the UK, Europe and globally could experience increased volatility and illiquidity, and potentially lower economic growth which in return could potentially have an adverse effect on the value of the Fund’s investments.

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High Yield Securities. The Fund and the Underlying Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks associated with investments in high yield securities include the following:

●	Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher-rated securities. Issuers of lower-rated securities generally are less creditworthy and may be highly indebted, financially distressed or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, below investment grade securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the fund would experience a decrease in income and a decline in the market value of its investments. The fund also may incur additional expenses in seeking recovery from the issuer.

●	Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although certain below investment grade securities may be less sensitive to interest rate changes than investment grade securities, below investment grade securities generally are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

●	Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower-rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

●	Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, lower-rated securities may be required to be sold at substantial losses or retained indefinitely even where an issuer’s financial condition is deteriorating.

●	Credit Quality. Credit quality of below investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular below investment grade security.

●	New Legislation. Future legislation may have a possible negative impact on the market for below investment grade securities.

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Illiquid Securities and Restricted Securities. Certain securities may be subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold: (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (“1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid. The Fund and Underlying Funds may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund or an Underlying Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s or an Underlying Fund’s decision to sell a restricted or illiquid security and the point at which the Fund or an Underlying Fund is permitted or able to sell such security, the Fund or an Underlying Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Initial Public Offerings. The Fund and the Underlying Funds may invest in securities issued as part of initial public offerings (“IPOs”). Shares purchased in IPOs frequently are volatile in price and the fund may hold IPO shares for a very short period of time. This may increase the turnover of the fund’s portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. By selling shares, the fund may realize taxable capital gains that they will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund’s portfolio.

The Fund’s IPO investments may be in IPOs of Underlying Funds. There is a significant risk that the shares of CEFs purchased in an IPO will trade at a price below their IPO price.

Investment Company Securities. The Fund and the Underlying Funds may invest in the securities of other investment companies, including CEFs, open-end funds, ETFs, unit investment trusts and BDCs registered under the 1940 Act (collectively, the “Investment Companies”), to the extent permitted under applicable law and subject to certain restrictions.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Investment Company in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Investment Company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Investment Company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted under Rule 12d1-4. The Fund intends to rely on Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of paragraph 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Investment Company is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges, or Rule 12d1-4.

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In addition, to comply with provisions of the 1940 Act, in any matter upon which Investment Company stockholders are solicited to vote, the Adviser or Subadviser, as applicable, may be required to vote Investment Company shares in the same proportion as shares held by other stockholders of the Investment Company.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund or an Underlying Fund. The Fund’s or an Underlying Fund’s purchase of Investment Company securities results in the layering of expenses as shareholders would indirectly bear a proportionate share of the operating expenses of such Investment Companies, including advisory fees, in addition to paying Fund or Underlying Fund expenses. In addition, the securities of Investment Companies may also be leveraged and will therefore be subject to certain leverage risks. The NAV and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment Companies may also have investment policies that differ from those of the Fund or an Underlying Fund.

Under certain circumstances an open-end investment company in which the Fund or an Underlying Fund invests may determine to make a payment of a redemption by the Fund or an Underlying Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund or an Underlying Fund may hold such securities until the Adviser, Subadviser or manager of the Underlying Fund, as applicable, determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund or an Underlying Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, an Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose. See also “—Exchange Traded Funds” and “—Business Development Companies.”

Investment Grade Debt Securities. Investment grade securities are those rated “Baa” or higher by Moody’s or “BBB” or higher by S&P or rated similarly by another NRSRO or, if unrated, judged to be of equivalent quality as determined by the Adviser or Subadviser, as applicable. Moody’s considers bonds it rates “Baa” to have speculative elements as well as investment-grade characteristics. To the extent that the Fund invests in higher-grade securities, the Fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Master Limited Partnerships. The Underlying Funds may invest in master limited partnerships (“MLPs”). Investments in publicly traded MLPs, which are limited partnerships or limited liability companies taxable as partnerships, involve some risks that differ from an investment in the common stock of a corporation, including risks related to limited control and limited rights to vote on matters affecting MLPs, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs may be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price. As a result, these investments may be difficult to dispose of at a fair price at the times when an Underlying Fund believes it is desirable to do so. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns, which may adversely impact the overall performance of the Fund or an Underlying Fund. The benefit an Underlying Fund will derive from its investment in MLPs will be largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to an Underlying Fund.

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Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, including commercial mortgage-backed securities. Traditionally, residential mortgage-backed securities have been issued by governmental agencies such as the Ginnie Mae, Fannie Mae and Freddie Mac. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. While residential loans do not typically have prepayment penalties or restrictions, they are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. The types of residential mortgage-backed securities in which the Fund may invest may include the following:

Guaranteed Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the Fund may invest are those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities (“Private Pass-Throughs”) are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs are usually backed by a pool of conventional fixed rate or adjustable rate mortgage loans.

Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”).

Multi-class pass-through securities are equity interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, allow the Fund to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be sponsored by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Under current law, every newly created CMO issuer must elect to be treated for federal income tax purposes as a Real Estate Mortgage Investment Conduit (a “REMIC”).

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In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its payments of a specified amount of principal on each payment date.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or guaranteed by the Veterans Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee.

The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately-managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

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Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. In order to meet its obligations under such guarantee, Fannie Mae is authorized to borrow from the U.S. Treasury.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the U.S. government created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not generally guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for acceleration of payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one-to-four family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Federal Home Loan Bank Securities. The Federal Home Loan Bank system (“FHLB”) was created in 1932 pursuant to the Federal Home Loan Bank Act (the “FHLB Act”). The FHLB was created to support residential mortgage lending and community investment. The FHLB consists of 12 member banks which are owned by over 8,000 member community financial institutions. The FHLB provides liquidity for housing finance and community development by making direct loans to these community financial institutions, and through two FHLB mortgage programs, which help expand home ownership by giving lenders an alternative option for mortgage funding. Each member financial institution (typically a bank or savings and loan) is a shareholder in one or more of 12 regional FHLB banks, which are privately capitalized, separate corporate entities.

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Federal oversight, in conjunction with normal bank regulation and shareholder vigilance, assures that the 12 regional FHLB banks will remain conservatively managed and well capitalized. The FHLB banks are among the largest providers of mortgage credit in the U.S.

The FHLB is also one of the world’s largest private issuers of fixed-income debt securities, and the Office of Finance serves as the FHLB’s central debt issuance facility. Debt is issued in the global capital markets and the Fund is channeled to member financial institutions to fund mortgages, community development, and affordable housing.

Securities issued by the FHLB are not obligations of the U.S. government and are not guaranteed by the U.S. government. The FHLB may issue either bonds or discount notes. The securities, issued pursuant to the FHLB Act, are joint and several unsecured general obligations of the FHLB banks. The bonds or discount notes will not limit other indebtedness that the FHLB banks may incur and they will not contain any financial or similar restrictions on the FHLB banks or any restrictions on their ability to secure other indebtedness. Under the FHLB Act, the FHLB banks may incur other indebtedness such as secured joint and several obligations of the FHLB banks and unsecured joint and several obligations of the FHLB banks, as well as obligations of individual FHLB banks (although current Federal Housing Finance Board rules prohibit their issuance).

Municipal Securities. The Fund and the Underlying Funds may invest in municipal securities, which are securities that share the attributes of fixed income securities in general but are issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from federal income tax, the Fund and the Underlying Funds may invest in taxable municipal securities as well.

The municipal securities in which the Fund and the Underlying Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

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Payment-In-Kind Securities. As part of a non-principal portfolio emphasis of the Fund, the Fund may invest in payment-in-kind (“PIK”) securities. A PIK security generally is able pay any scheduled interest payment in additional securities, rather than cash. The higher yield and interest rates on PIK securities reflects a payment deferral and increased credit risk associated with such instruments and that such investments may represent a significantly higher credit risk than coupon loans. PIK securities may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

Preferred Securities. Preferred securities represent an equity ownership interest in the issuer and has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock. As a general rule, the market value of preferred securities with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred securities generally also reflects some element of conversion value. Because preferred securities are junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of preferred securities than in a more senior debt security with similarly stated yield characteristics. The market value of preferred securities will also generally reflect whether (and, if so, when) the issuer may force holders to sell their preferred securities back to the issuer and whether (and, if so, when) the holders may force the issuer to buy back their preferred securities. Generally, the right of the issuer to repurchase the preferred securities tends to reduce any premium that the preferred securities might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred securities tends to reduce any discount that the preferred securities might otherwise trade at due to interest rate or credit factors. In addition, some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s or an Underlying Fund’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund or an Underlying Fund invests will be declared or otherwise paid. Preferred securities of certain companies offer the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred securities may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.

Real Estate Investment Trusts. Real estate investment trusts (“REITs”) are typically publicly-traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs. Generally, dividends received by the Fund from REIT shares and distributed to the Fund’s shareholders are not likely to constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will likely be treated as ordinary income and taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income. To the extent, however, that the Fund designates dividends it pays to its shareholders as “section 199A dividends” such shareholder may be eligible for a 20% deduction with respect to such dividends. The amount of section 199A dividends that the Fund may pay and report to its shareholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income, that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. The deduction for section 199A dividends is currently scheduled to sunset after December 31, 2025. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to expenses paid by the Fund.

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Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills and have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Senior Loans. Senior floating rate loans (“Senior Loans”) may be made to or issued by U.S. or non-U.S. banks or other corporations. Senior Loans include senior floating rate loans and institutionally-traded senior floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Senior Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as LIBOR) plus a premium. Senior Loans are typically of below investment grade quality. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and are often secured with collateral.

Such banks may also act as agents for Senior Loans held by the Fund. To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, a Senior Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan.

If a borrower becomes involved in bankruptcy proceedings, a court potentially could invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in any loan collateral. If the Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

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Temporary Investments and Defensive Position. During the period where the net proceeds of an offering of Securities under this Prospectus and the applicable prospectus supplement are being invested or during periods in which the Adviser or Subadviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Adviser’s or Subadviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.

Cash and cash equivalents are defined to include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government typically provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation (“FDIC”) regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund’s policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser or Subadviser, as applicable, monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser or Subadviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

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(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser or Subadviser, as applicable, will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

Additional Risks of Investing in the Fund

Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s or an Underlying Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s or an Underlying Fund’s investments are denominated or quoted. Further, the Fund’s or an Underlying Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

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Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Fixed Income Securities Risk. In addition to the risks described elsewhere in this SAI, such as below investment grade securities risk, fixed income securities in which the Fund may invest are subject to certain other risks, including the following. These risks may also pertain to the loans in which the Fund may invest.

●	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

●	Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities held by the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk, which measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates.

●	Liquidity Risk. Certain fixed income securities may be substantially less liquid than many other securities, such as common stocks traded on an exchange. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

●	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as call or prepayment risk. Certain fixed income securities frequently have call features that allow the issuer to redeem the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. If the Fund bought a security at a premium, the premium could be lost in the event of a prepayment.

●	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Fund.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Legislation and Regulatory Risks. The Fund and the Underlying Funds are subject to legislation and regulatory risks. On July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted. The Dodd-Frank Act, among other things, grants regulatory authorities such as the U.S. Commodity Futures Trading Commission (the “CFTC”) and the SEC broad rulemaking authority to promulgate rules under the Dodd-Frank Act, including comprehensive regulation of the over-the-counter derivatives market. It is unclear to what extent these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or Underlying Funds or investments made by the Fund or Underlying Funds. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives.

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While some rules have been promulgated by the CFTC and the SEC, a number of important rulemakings have not yet been finalized and there can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the returns of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs and may affect the availability, liquidity and cost of entering into derivatives, including potentially limiting or restricting the ability of the Fund to use certain derivatives or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. In addition, greater regulatory scrutiny may increase the Fund’s, the Adviser’s or Subadviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund, the Adviser and Subadviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

At any time after the date of this SAI, legislation by U.S. and foreign governments may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or Underlying Funds or will not impair the ability of the Fund or Underlying Funds to achieve its investment objective.

Preferred Stock Risk. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. See “Investment Policies and Techniques—Preferred Securities” and “—Fixed Income Securities Risk” above. In addition to the risks described elsewhere in this section, such as those described for common stock and fixed income securities, including interest rate risk, preferred stocks are subject to certain other risks, including:

●	Deferral and Omission Risk. Preferred stocks may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

●	Subordination Risk. Preferred stocks are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

●	Floating Rate and Fixed-to-Floating Rate Securities Risk. The market value of floating rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

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●	Call and Reinvestment Risk. During periods of declining interest rates or certain varying circumstances, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities.

●	Limited Voting Rights Risk. Generally, traditional preferred stock offers no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may have the ability to elect a director or directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights.

●	Special Redemption Rights. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to their scheduled call or maturity date. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Reverse Repurchase Agreements Risk. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Short Sale Risks. Because a loss on a short sale arises from increases in the value of the security sold short, the loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, which would exacerbate the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which a fund sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, a fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.

By investing the proceeds received from selling securities short, the Fund or the Underlying Fund is using a form of leverage, which creates special risks. The use of leverage may increase the fund’s exposure to long equity positions and make any change in the fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the fund will continue to leverage its portfolio or that the fund’s leveraging strategy will be successful. The fund also cannot guarantee that the use of leverage by the Fund or an Underlying Fund will produce a higher return on an investment.

MANAGEMENT OF THE FUND

Investment Adviser

RiverNorth Capital Management, LLC (“RiverNorth” or the “Adviser”) is the investment adviser for the Fund pursuant to an Investment Advisory Agreement. RiverNorth is headquartered at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. Under the oversight of the Board of Directors, the Adviser is responsible for the day-to-day management of the Fund’s portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The Adviser is also responsible for determining the Fund’s overall investment strategy and overseeing its implementation. Subject to the ranges noted above, the Adviser determines the portion of the Fund’s Managed Assets to allocate to each strategy and may, from time to time, adjust the allocations. Founded in 2000, RiverNorth is registered with the SEC and as of December 31, 2024 managed approximately $5.0 billion for registered open-end management investment companies, registered closed-end management investment companies and private investment vehicles. Patrick W. Galley, a portfolio manager of the Fund, and Brian H. Schmucker, each own, directly or indirectly, more than 25% of the voting securities of the ultimate parent company of the Adviser and is deemed to control the Adviser.

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Investment Subadviser

DoubleLine® Capital LP is the Fund’s subadviser and is responsible for the day-to-day management of the Fund’s Managed Assets allocated to the Opportunistic Income Strategy. Founded in 2009, the Subadviser is located at 2002 N. Tampa Street, Suite 200, Tampa, FL 33602. The Subadviser is registered with the SEC and as of December 31, 2024 managed approximately $91.851 billion for individuals and institutions.

Investment Advisory Agreement and Subadvisory Agreement

For its services under the Investment Advisory Agreement, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.00% of the average daily Managed Assets. Pursuant to a Subadvisory Agreement, the Adviser has delegated daily management of the Fund’s Opportunistic Income Strategy to the Subadviser, who is paid by the Adviser and not the Fund. The Adviser (and not the Fund) has agreed to pay the Subadviser a subadvisory fee payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily Managed Assets for the service it provides. “Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its directors (other than those affiliated with the Adviser, who are not compensated), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

When the Fund utilizes leverage, the fees paid to the Adviser and Subadviser for investment management services will continue to be higher than if the Fund did not use leverage because the fees paid will be calculated based on Managed Assets, which would include assets attributable to leverage. Because the fees paid to the Adviser and Subadviser are determined on the basis of Managed Assets, this creates a conflict of interest for the Adviser and Subadviser. The Board of Directors monitors the Fund’s use of leverage and in doing so monitors this potential conflict.

The Investment Advisory Agreement provides that the Adviser shall not be liable for any act or omission connected with or arising out of any services to be rendered under such agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement.

The Adviser will make available, without additional expense to the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or directors of the Fund, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser pays all expenses incurred in performing its services under the Investment Advisory Agreement, including compensation of and office space for directors, officers and employees of the Adviser connected with management of the Fund. The Fund pays brokerage and other expenses of executing the Fund’s portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

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The Investment Advisory Agreement and the Subadvisory Agreement were in effect for an initial term ending two years from the effective date of the respective agreement. The Investment Advisory Agreement continues in effect from year to year thereafter if approved annually (i) by a majority of the outstanding voting securities of the Fund or by a vote of the Fund’s Board of Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Board of Directors who are not parties to the Investment Advisory Agreement, or “interested persons” of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement continues in effect from year to year after its initial two year term if approved annually by the Fund’s Board of Directors or a vote of the lesser of (x) 67% of the shares of the Fund represented at a meeting if Common Shareholders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (y) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance is also approved by a majority of the Fund’s directors who are not “interested persons” of any party to the Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Information regarding the Board of Directors’ approval of the Investment Advisory Agreement and the Subadvisory Agreement is available in the Fund’s semi-annual report to Common Shareholders for the period ended December 31, 2024. The Investment Advisory Agreement and the Subadvisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 60 days’ written notice by the Adviser or, as applicable, the Subadviser.

The total dollar amounts paid by the Fund to the Adviser for the fiscal years ended June 30, 2024, June 30, 2023 and June 30, 2022, were $3,364,595, $3,446,802 and $3,580,427, respectively. The total dollar amounts paid by the Adviser to the Sub-Adviser for the fiscal years ended June 30, 2024, June 30, 2023 and June 30, 2022 were $1,682,233, $1,723,460 and $1,787,016, respectively. The Adviser (and not the Fund) pays all sub-advisory fees to the Sub-Adviser. See “Summary Of Fund Expenses” in the Prospectus.

Portfolio Managers

Patrick W. Galley and Stephen O’Neill are co-portfolio managers for the Fund for the Tactical Closed-End Fund Income Strategy and Alternative Credit Strategy.

Jeffrey E. Gundlach and Jeffrey J. Sherman are co-portfolio managers for the Fund for the Opportunistic Income Strategy.

Compensation of Portfolio Managers

RiverNorth Capital Management, LLC

Mr. Galley’s and Mr. O’Neill’s total compensation package, like others in the Adviser’s business, is a package designed to attract and retain investment professionals. The compensation package includes a base salary fixed from year to year. The amount of the base salary is assessed for its competitiveness in the industry and geographic location of the Adviser. The compensation package also provides for an annual but variable performance bonus. The performance bonus reflects individual performance of the portfolio manager in his or her allocated duties and responsibilities. While performance of the funds managed by the portfolio managers is considered in determining the annual performance bonus, it is but one factor. The overall success of the Adviser in its business objectives and the performance of the Adviser’s business as a whole are more important factors than the investment performance of a particular fund or account. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Adviser, which includes matching of employee contributions up to a certain percent of the portfolio managers’ base salary. Those portfolio managers that are also equity stakeholders in the Adviser or its affiliates may also receive periodic distribution of profits from business operations.

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DoubleLine® Capital LP

Mr. Gundlach’s and Mr. Sherman’s total compensation is determined by the Subadviser. The overall objective of the compensation program for portfolio managers employed by the Subadviser is for the Subadviser to attract competent and expert investment professionals and to retain them over the long term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the Subadviser’s portfolio managers for their contribution to the success of their clients and the Subadviser. The Subadviser portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Subadviser.

●	Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio managers’ compensation.

●	Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

●	Equity Incentives. Portfolio managers participate in equity incentives based on overall firm performance of the Subadviser, through direct ownership interests in the Subadviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Subadviser as a whole. Participation is generally determined in the discretion of the Subadviser, taking into account factors relevant to the portfolio manager’s contribution to the success of Subadviser.

●	Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Subadviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Subadviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Subadviser’s leadership criteria.

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Portfolio Manager Ownership of Fund Shares

The information in “Portfolio Manager Ownership of Fund Shares” is set forth in the Fund’s annual report on Form N-CSR for the year ended June 30, 2024 within the item of that same name, which is incorporated by reference into this SAI, and in any future filings we may file with the SEC that are incorporated by reference into this SAI. See “Incorporation by Reference” below for more information.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts, among others:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Another potential conflict of interest may arise where another account has the same or similar investment objective as the Fund, whereby the portfolio manager could favor one account over another.

With respect to securities transactions for the Fund, the Adviser or Subadviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Further, a potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby they could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that a portfolio manager is favoring one investment vehicle over another.

The management of personal accounts also may give rise to potential conflicts of interest. Although the portfolio manager generally does not trade securities in his or her own personal account, the Adviser, the Subadviser and the Fund have each adopted a code of ethics that, among other things, permits personal trading by employees (including trading in securities that can be purchased, sold or held by the Fund) under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser or Subadviser invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or Subadviser or result in the Adviser or Subadviser receiving material, non-public information, or the Adviser or Subadviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser or Subadviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser and Subadviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser or Subadviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

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The Adviser and Subadviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

The Underlying Funds in which the Fund invests will not include those that are advised or subadvised by the Adviser, the Subadviser or their affiliates.

Other Accounts Managed

The information in “Other Accounts Managed” is set forth in the Fund’s annual report on Form N-CSR for the year ended June 30, 2024 within the item entitled “Number of Other Accounts Managed and Assets by Account Type,” which is incorporated by reference into this SAI, and in any future filings we may file with the SEC that are incorporated by reference into this SAI. See “Incorporation by Reference” for more information.

Administrator

Under the Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), subject to the supervision of the Board of Directors, ALPS Fund Services, Inc. (“AFS” or the “Administrator”) is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. AFS bears all expenses in connection with the performance of its services under the Administration Agreement, except for certain out-of-pocket expenses described therein. AFS does not bear any expenses incurred by the Fund, including but not limited to, initial organization and offering expenses; litigation expenses; costs of preferred shares, including the 4.375% Series A Cumulative Preferred Stock, the 4.75% Series B Preferred Stock and the 6.00% Series C Preferred Stock; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; transfer agency and custodial expenses; taxes; interest; Fund directors’ fees; compensation and expenses of Fund officers who are not associated with AFS or its affiliates; brokerage fees and commissions; state and federal registration fees; advisory fees; insurance premiums; fidelity bond premiums; Fund legal and audit fees and expenses; costs of maintenance of Fund existence; printing and delivery of materials in connection with meetings of the Fund’s directors; printing and mailing shareholder reports, offering documents, and proxy materials; securities pricing and data services; and expenses in connection with electronic filings with the SEC.

AFS, an affiliate of the Fund’s transfer agent, is entitled to receive a monthly fee based on the Fund’s net assets plus certain out of pocket expenses.

Codes of Ethics

The Fund, Adviser and Subadviser have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. The codes of ethics are available on the EDGAR Database on the SEC’s website (sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

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FUND SERVICE PROVIDERS

Independent Registered Public Accounting Firm

KPMG LLP ("KPMG") , located at Suite 500, 191 West Nationwide Blvd., Columbus, OH 43215-2568, serves as the independent registered public accounting firm for the Fund. KPMG audits the financial statements of the Fund and provides other audit, tax and related services.

Legal Counsel

Faegre Drinker Biddle & Reath LLP serves as legal counsel to the Fund and legal counsel to the independent directors of the Fund. Faegre Drinker Biddle & Reath LLP may rely as to certain matters of Maryland law on the opinion of Shapiro Sher Guinot & Sandler, P.A.

Custodian and Transfer Agent

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and maintains custody of the securities and cash of the Fund pursuant to a Custody Agreement. Under the Custody Agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

DST Systems, Inc., located at 333 West 9th Street, 2nd Floor, Kansas City, Missouri 64105, and an affiliate of the Administrator, serves as the transfer agent and registrar for the Fund.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Directors of the Fund, the Adviser or Subadviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser or Subadviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser or Subadviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received under the circumstances under which that particular trade is placed.

The Adviser or Subadviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser or Subadviser exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser or Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s or Subadviser’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. The Adviser or Subadviser may not give consideration to sales of Common Shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser or Subadviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s Common Shares so long as such placements are made pursuant to policies approved by the Board of Directors that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

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Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. (Much, if not all, of this information is the usual and customary research provided to the Adviser and Subadviser irrespective of any trading activity effected with that broker). The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser or Subadviser in servicing other accounts. Similarly, research and information provided by brokers or dealers when serving other clients may be useful to the Adviser or Subadviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser or Subadviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Directors and the Adviser or Subadviser that the review and study of the research and other information will not increase or reduce the overall cost to the Adviser or Subadviser of performing its duties to the Fund under the Agreement.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s or Subadviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser or Subadviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The Adviser or Subadviser may adjust the allocation when, taking into account such factors as the size of the individual orders and transaction costs, the Adviser or Subadviser believes an adjustment is reasonable.

The Fund paid brokerage commissions in the aggregate amounts of $10,432, $18,527 and $10,377 during the fiscal years ended June 30, 2024, June 30, 2023 and June 30, 2022, respectively, not including the gross underwriting spread on securities purchased in underwritten public offerings.

The Fund did not pay any brokerage commissions during the fiscal years ended June 30, 2024, June 30, 2023 and June 30, 2022 to any broker that (1) is an affiliated person of the Fund, (2) is an affiliated person of an affiliated person of the Fund or (3) has an affiliated person that is an affiliated person of the Fund or the Adviser.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of Securities of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their Securities as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and other financial institutions, insurance companies, dealers in securities or foreign currencies, traders in securities that have elected to mark-to-market their securities holdings, foreign holders, persons who hold their Common Shares as or in a hedge against currency risk, or as part of a constructive sale, straddle or conversion transaction, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively, which could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.

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Fund Taxation

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will generally not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed, as described below) to Common Shareholders. If the Fund qualifies as a regulated investment company and distributes to its Common Shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to Common Shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a rate of 21%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), net tax-exempt interest, if any, and net capital gain. Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis, and taking into account certain deferrals and elections), plus 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31) plus undistributed amounts from prior years on which the Fund paid no federal income tax. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal circumstances, does not expect to be subject to this excise tax. However, the Fund may also decide to distribute less and pay the federal excise taxes.

If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax, and possibly state and local income tax, and distributions to its Common Shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, discussed below, and non-corporate shareholders of the Fund generally would be able to treat such distributions as qualified dividend income eligible for reduced rates of U.S. federal income taxation, as discussed below, provided in each case that certain holding period and other requirements are satisfied.

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If the Fund or an Underlying Fund invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund or Underlying Fund elects to include market discount in income currently), the Fund or Underlying Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to Common Shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

The Fund or an Underlying Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its stated redemption price at maturity (or its adjusted issue price if it is also an original issue discount bond). If the Fund or an Underlying Fund invests in a market discount bond, it will be required for federal income tax purposes to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund or Underlying Fund elects or is otherwise required to include the market discount in income as it accrues. Recent tax legislation may, pending further regulatory guidance, require the Fund or an Underlying Fund to accrue market discount currently.

The Fund or an Underlying Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues. Tax rules are not entirely clear about issues such as when the Fund or an Underlying Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

The Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses realized by another Underlying Fund in which the Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to Common Shareholders of the Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to Common Shareholders of the Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. Additionally, the Fund’s investment in an Underlying Fund may result in the Fund’s receipt of cash in excess of the Underlying Fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Common Shareholders for federal income tax purposes. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to Common Shareholders.

The Fund or an Underlying Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to Common Shareholders. These provisions may also require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. In addition, certain Fund investments may produce income that will not be qualifying income for purposes of the 90% income test. The Fund will monitor its investments and transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.

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The Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts (if any) are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted below, distributions of net short-term capital gain are taxable to Common Shareholders as ordinary income while distributions of net long-term capital gain are generally taxable to Common Shareholders as long-term capital gain, regardless of how long the shareholder has held Common Shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts (if any) could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency (if any) are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to Common Shareholders.

If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of equity interests in such companies, even if all income or gain actually received by the Fund is timely distributed to its Common Shareholders. The Fund would not be able to pass through to its Common Shareholders any credit or deduction for such tax. Any gain on the sale of these investments will generally be treated as ordinary income. Elections may be available that would ameliorate some or all of these adverse federal income tax consequences, but any such election could require the Fund to recognize taxable income or gain (which would be subject to the distribution requirements described above) without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The Fund or an Underlying Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries (if any), which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may elect to “pass through” to its Common Shareholders the amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each of its Common Shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

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If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Fund’s ability to make distributions on its Common Shares until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to the nondeductible 4% federal excise tax discussed above. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem its Preferred Shares, if any, in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its Common Shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund generally will endeavor to avoid restrictions on its ability to distribute dividends.

Common Shareholder Taxation

Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals and other non-corporate taxpayers at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund levels. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. which the IRS has approved for these purposes (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company. If the Fund received dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund. Qualified dividend income does not include interest from fixed income securities and generally does not include income from REITs. If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The Fund can provide no assurance regarding the portion of its dividends that will qualify for qualified dividend income treatment.

Through 2025, the Fund may make distributions to a shareholder of “Section 199A dividends” with respect to qualified dividends that it receives with respect to its investments in REITs. A Section 199A dividend is any dividend or part of such dividend that the Fund pays to its shareholders and reports as a Section 199A dividend in written statements furnished to its shareholders. Distributions paid by the Fund that are eligible to be treated as Section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided the shareholder receiving the dividends has satisfied a holding period requirement for his, her or its Common Shares and satisfied certain other conditions. For the lower rates to apply, a Fund shareholder must have owned his, her or its Common Shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the Fund’s ex-dividend date, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. The Section 199A deduction is currently scheduled to sunset after 2025.

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Distributions of net capital gain, if any, that are properly reported by the Fund are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the shareholder has held Common Shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its Common Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its Common Shares, the excess will be treated by the shareholder as gain from the sale or exchange of such Common Shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to shareholders annually.

Certain distributions by the Fund may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations (but not including real estate investment trusts). The Fund can provide no assurance regarding the portion of its dividends that will qualify for the dividends received deduction.

A shareholder may elect to have all dividends and distributions automatically reinvested in Common Shares of the Fund. For U.S. federal income tax purposes, all dividends are generally taxable regardless of whether a shareholder takes them in cash or they are reinvested in additional Common Shares of the Fund.

If a shareholder’s distributions are automatically reinvested in additional Common Shares, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash, unless the distribution is in newly issued Common Shares of the Fund that are trading at or above net asset value, in which case the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.

The Fund intends to distribute all realized net capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder of the Fund will be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder.

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Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.

At the time of an investor’s purchase of the Fund’s Common Shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these Common Shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s Common Shares is, as a result of the distributions, reduced below the investor’s cost for such Common Shares and the distributions economically represent a return of a portion of the investment. Investors should consider the tax implications of purchasing Common Shares just prior to a distribution.

Solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding federal income taxes, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

Sales, exchanges and other dispositions of the Fund’s Common Shares generally are taxable events for shareholders that are subject to federal income tax. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund’s Common Shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received (including securities distributed by the Fund) and the shareholder’s adjusted tax basis in the Common Shares sold or exchanged. In general, any gain or loss realized upon a taxable disposition of Common Shares will be treated as long-term capital gain or loss if the Common Shares have been held for more than twelve months. Otherwise, the gain or loss on the taxable disposition of the Fund’s Common Shares will be treated as short-term capital gain or loss. However, any loss realized by a shareholder upon the sale or other disposition of Common Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such Common Shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options, short sales or contractual obligations to sell. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The ability to deduct capital losses may be subject to limitations. In addition, losses on sales or other dispositions of Common Shares may be disallowed under the “wash sale” rules in the event a shareholder acquires substantially identical stock or securities (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of Common Shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the Common Shares acquired.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Common Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Because the Fund does not expect to distribute dividends that would give rise to an adjustment to an individual’s alternative minimum taxable income, an investment in the Common Shares should not, by itself, cause the holders of Common Shares to become subject to alternative minimum tax.

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From time to time, the Fund may repurchase its Common Shares. Shareholders who tender all Common Shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their Common Shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of his, her or its Common Shares (including those considered held through attribution), such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. If a tender offer is made, there is a risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its shareholders. If the Board of Directors determines that a tender offer will be made by the Fund, the federal income tax consequences of such offer will be discussed in materials that will be available at such time in connection with the specific tender offer, if any.

The Code requires that the Fund withhold, as “backup withholding,” 24% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their account applications, or on a separate IRS Form W-9, that the social security number or other taxpayer identification number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a shareholder who is a C corporation, such shareholder will generally be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Preferred Shareholder Taxation

The IRS has taken the position that if a regulated investment company has two or more classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’ proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both Common Shares and Preferred Shares are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class’ proportionate share of such income. Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, qualified dividend income (if any), Section 199A dividends (if any), ordinary income and net capital gain (if any) in a manner that allocates such income between the holders of Common Shares and Preferred Shares in proportion to the total dividends paid to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits, if any, will be allocated first to the Fund’s Preferred Shares and then to the Fund’s Common Shares. In such a case, since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

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Other Taxes

The description of certain U.S. federal income tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates). Non-U.S. shareholders should consult their tax advisors concerning the tax consequences of ownership of Common Shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of its non-U.S. status).

Shareholders should consult their own tax advisors on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.

BOARD MEMBERS AND OFFICERS

The Board of Directors is divided into three classes of directors serving staggered three-year terms and, upon expiration of their initial terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting one class of directors will be elected by the shareholders. When there are Preferred Shares outstanding, two of the Fund’s directors are elected by the holders of Preferred Shares, voting separately as a class, and the remaining directors of the Fund are elected by holders of Common Shares and Preferred Shares, voting together as a class.

More information regarding the Directors and Officers of the Fund is set forth in the “Management” section of the Fund’s most recent definitive proxy statement on Schedule 14A, which is incorporated by reference into this SAI, and in any future filings we may file with the SEC that are incorporated by reference into this SAI. See “Incorporation by Reference” for more information. Except as otherwise noted, the address for all directors and officers is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401. The “independent directors” consist of those directors who are not “interested persons” of the Fund, as that term is defined under the 1940 Act (each, an “Independent Director” and collectively, the “Independent Directors”).

Board Leadership Structure, Risk Oversight and Compensation. Information regarding each of these items is set forth in the respective similarly named section of the Fund’s most recent definitive proxy statement on Schedule 14A, which is incorporated by reference into this SAI, and in any future filings we may file with the SEC that are incorporated by reference into this SAI. See “Incorporation by Reference” for more information.

Director Ownership in the Fund

The following table shows the dollar range of equity securities beneficially owned by each Director in the Fund and Fund Complex as of December 31, 2024.

Name of Director	Dollar Range of Beneficial Ownership in Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Director in the Fund Complex (1)
Independent Directors
John K. Carter	None	$50,001-$100,000
J. Wayne Hutchens	None	Over $100,000
David M. Swanson	None	Over $100,000
Lisa B. Mougin	None	$10,001-$50,000
Interested Directors
Patrick W. Galley	None	Over $100,000
Jerry R. Raio	None	Over $100,000

(1)	For all Directors other than Ms. Mougin, the Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., RiverNorth Capital and Income Fund, Inc. and the RiverNorth Flexible Municipal Income Fund II, Inc. For Ms. Mougin, the Fund Complex consists of the RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., RiverNorth Capital and Income Fund, Inc. and the RiverNorth Flexible Municipal Income Fund, Inc.

As of December 31, 2024, the Independent Directors of the Fund and immediate family members did not own beneficially or of record any class of securities of the investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

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As of the date of this SAI, the directors and officers of the Fund owned, as a group, less than 1% of the outstanding Common Shares of the Fund.

Securities Beneficially Owned

The following chart lists each Shareholder or group of Shareholders who beneficially (or of record) owned more than 5% of the shares for the Fund as of February 28, 2025.

Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of the Fund, or is identified as the record owner of more than 25% of the Fund and has voting and/or investment powers, that person or entity may be presumed to control the Fund. A controlling Shareholder’s vote could have a more significant effect on matters presented to Shareholders for approval than the vote of other Fund Shareholders.

Shareholder and Address	Shares Of A Class Beneficially Owned	% Outstanding Shares of a Class Beneficially Owned
Parametric Portfolio Associates LLC 800 Fifth Avenue Suite 2800 Seattle, WA 98104	1,999,000 Common	6.53%
UBS AG Bahnhofstr. 45, P.O. Box, CH-8098 Zurich, Switzerland	154,569 Series A Preferred Stock	6.44%
Americo Financial Life and Annuity Insurance Company PO Box 410288 Kansas City, MO 64141-0288	415,086 Series B Preferred Stock	17.3%
Fidelity & Guaranty Life Insurance Company 801 Grand Ave. Suite 2600 Des Moines, IA 50309	300,000 Series B Preferred Stock	12.5%
UBS AG Bahnhofstr. 45, P.O. Box, CH-8098 Zurich, Switzerland	196,188 Series B Preferred Stock	8.17%

*	Information regarding this beneficial owner is derived from the most recent Schedule 13G or Form 13F filings made by such owner as of February 28, 2025. Such ownership information is as of the date of the applicable filing and may no longer be accurate.

PROXY VOTING GUIDELINES

The Board of Directors of the Fund has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser or Subadviser. The Adviser or Subadviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser or Subadviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or Subadviser or an affiliated person of the Adviser or Subadviser. In such a case, the Adviser or Subadviser will abstain from making a voting decision and will forward all necessary proxy voting materials to the Fund to enable the Board of Directors to make a voting decision. The Adviser or Subadviser shall make a written recommendation of the voting decision to the Board of Directors, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or Subadviser’s) proxy voting policies. The Board of Directors shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser or Subadviser, is most consistent with the Adviser’s or Subadviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board of Directors of the Fund is required to make a proxy voting decision, only the directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Adviser and Subadviser vote proxies pursuant to the proxy voting policies and guidelines incorporated by reference to the set forth in Appendix A and B, respectively, to this SAI.

You may also obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s website at sec.gov or by visiting the Fund’s website at rivernorth.com (this reference to the Fund’s website does not incorporate the contents of the website into this SAI).

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ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Securities offered hereby, has been filed by the Fund with the SEC. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Securities offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

The Registration Statement is available on the Edgar Database on the SEC’s website, sec.gov, or may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

FINANCIAL STATEMENTS

The Fund’s financial statements and financial highlights and the report of the Fund's independent registered public accounting firm, KPMG, thereon, contained in the following document filed by the Fund with the SEC, are hereby incorporated by reference into, and are made part of, this SAI: the Fund’s Annual Report for the year ended June 30, 2024 contained in the Fund’s Form N-CSR, deemed filed with the SEC on September 6, 2024. The Fund's unaudited financial statements and financial highlights included in the Fund's semi-annual report to the Fund's shareholders for the six months ended December 31, 2024, are also incorporated herein.

INCORPORATION BY REFERENCE

This Statement of Additional Information is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this Statement of Additional Information from the date we file that document. Any reports filed by us with the SEC before the date that any offering of any Securities by means of the Fund’s prospectus and any applicable prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this Statement of Additional Information or incorporated by reference herein.

We incorporate by reference into this SAI our filings listed below and any future filings that we may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, until all of the Securities offered by the Fund’s prospectus and any applicable prospectus supplement have been sold or we otherwise terminate the offering of these Securities. Information that we file with the SEC will automatically update and may supersede information in this Statement of Additional Information, any applicable supplement and information previously filed with the SEC.

This SAI and any applicable supplement thereto incorporate by reference the documents set forth below that have previously been filed with the SEC:

●	our annual report on Form N-CSR for the fiscal year ended June 30, 2024, filed with the SEC on September 6, 2024; and

●	our semi-annual report on Form N-CSR for the period ended December 31, 2024, filed with the SEC on March 7, 2025; and

●	our definitive proxy statement on Schedule 14A, filed with the SEC on August 21, 2024; and

●	the description of our common stock contained in our Registration Statement on Form 8-A (File No. 001-38684), as filed with the SEC on October 3, 2018, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

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You may request a copy of these filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents) at no cost by writing or calling the following address and telephone number:

RiverNorth Capital Management, LLC
360 South Rosemary Avenue, Suite 1420
West Palm Beach, FL 33401
(561) 484-7185

You should rely only on the information incorporated by reference or provided in the Fund’s Prospectus, this SAI and any supplement thereto. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this Statement of Additional Information or in the documents incorporated by reference is accurate as of any date other than the date on the front of this Statement of Additional Information or those documents.

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APPENDIX A

PROXY VOTING POLICY OF THE ADVISER

Proxy Voting
RiverNorth Capital Management, LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital) specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies. Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients (“Funds”). RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital Management, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in any Fund’s investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, (the “1940 Act”), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1½% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F):

–	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

–	seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

–	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1. Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

APPENDIX B

DoubleLine Capital LP

DoubleLine Alternatives LP

 DoubleLine ETF Adviser LP

DoubleLine Funds Trust

 DoubleLine ETF Trust
DoubleLine Closed-End Funds

Proxy Voting, Corporate Actions and Class Actions

I.	Background

Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires investment advisers that exercise voting authority with respect to client securities to: (i) adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (ii) provide a concise summary of its proxy voting policies and procedures and, upon request, furnish a copy of the full policies and procedures to its clients; and (iii) disclose how clients may obtain information with respect to how the adviser voted their securities.

This Proxy Voting, Corporate Actions and Class Actions Policy (the “Proxy Policy”) is adopted by DoubleLine Capital LP, DoubleLine Alternatives LP and DoubleLine ETF Adviser LP (the “Advisers,” or each applicable “Adviser”) to govern the Advisers’ proxy voting, corporate actions and class actions activities involving client investments, and along with the DoubleLine Funds Trust (“DFT”), the DoubleLine ETF Trust (“DET”), the DoubleLine Opportunistic Credit Fund (“DBL”), the DoubleLine Income Solutions Fund (“DSL”), and the DoubleLine Yield Opportunities Fund (“DLY”) (DBL, DSL, and DLY are collectively, the “DoubleLine Closed-End Funds” and together with DFT and DET, each a “Fund,” collectively the “Funds,” and together with the Advisers, “DoubleLine”), to help ensure compliance with applicable disclosure and reporting requirements.

II.	Policy

Employees must handle all proxy voting, corporate actions and class actions (“Proxy Matters”) with reasonable care and diligence, and solely in the best interest of DoubleLine clients. Accordingly, all Proxy Matter proposals must immediately be forwarded to the Trade Management team to ensure that each proposal is processed timely and in accordance with the Proxy Policy.

The Adviser generally will exercise proxy voting, corporate actions and class actions authority on behalf of clients only where the client has expressly delegated such authority in writing. If directed to do so by the client, the Adviser will process each proposal in a manner that seeks to enhance the economic value of client investments.

Proxy Voting Guidelines and Corporate Actions

Designated employees from the Portfolio Management team will review the specific facts and circumstances surrounding each proxy and corporate action proposal to determine a course of action that promotes the best interest of clients (including, if so directed, to maximize the value of client investments). The Advisers adopt the Proxy Voting Guidelines (the “Guidelines,” see Attachment A) as a framework for analyzing proxy and corporate action proposals on a consistent basis.

The Portfolio Management team may, in their discretion, vote proxies and corporate actions in a manner that is inconsistent with the Guidelines (or instruct applicable parties to do so) when they determine, after conducting reasonable due diligence, that doing so is in the best interest of the client. They may consult with the Proxy Voting Committee (the “Proxy Committee”), DoubleLine senior management or a third-party expert such as a proxy voting service provider to make such determinations.

Class Actions

In the event that a client investment becomes the subject of a class action lawsuit, the Adviser will assess, among other factors, the potential financial impact of participating in such legal action. If the Adviser determines that participating in the class action is in the best interest of the client, the Adviser will recommend that the client or its custodian submit appropriate documentation on the client’s behalf, subject to contractual or other authority. The Adviser may consider other factors in determining whether participation in a class action lawsuit is in the best interest of the client, including (i) the costs that likely would be incurred by the client, (ii) the resources that likely would be expended in participating in the class action, and (iii) other available options for pursuing legal recourse against the issuer. If appropriate, the Adviser may also notify the client about the class action without making a recommendation as to participation, which would allow clients to decide on how to proceed. The Advisers provide no assurance to former clients that applicable class action information will be delivered to them.

Conflicts of Interest

Employees must be diligent with respect to actual and potential conflicts of interest when handling client investments. This covers conflicts between the interests of DoubleLine, employees and clients, including conflicts between two or more clients. As a general matter, conflicts should be avoided where practicable. In cases where it cannot be avoided, the conflict must be mitigated as much as possible and then fully and fairly disclosed to the client, such that the client can make an informed decision and, where applicable, provide an informed consent. As required under the Code of Ethics and the Outside Business Activities and Affiliations Policy, employees must report, and in some cases request pre-approval for, certain transactions, activities and affiliations that may present a conflict of interest. Moreover, employees from the Portfolio Management and Trade Management teams who are directly involved in the implementation of the Proxy Policy and members of the Proxy Committee should seek to identify, and report to the Proxy Committee, any conflict of interest related to any proposal or the Proxy Policy in general.

If a material conflict involving a client is deemed to exist with respect to a proposal, the Proxy Committee will generally seek to resolve such conflicts in the best interest of the applicable client by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Proxy Committee meeting to assess and implement available measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Committee; (iv) voting (or not voting) in accordance with the instructions of such client; or (v) not voting with respect to the proposal if consistent with the Adviser’s fiduciary obligations.

In the event that an Adviser invests in a Fund with other public shareholders, the Adviser will vote the shares of such Fund in the same proportion as the votes of the other shareholders. Under this “echo voting” approach, the Adviser’s potential conflict is mitigated by replicating the voting preferences expressed by the other shareholders.

Client Inquiries

Employees must immediately forward any inquiry about DoubleLine’s proxy voting policy and practices, including historical voting records, to the Trade Management team. The Trade Management team will record the identity of the client, the date of the request, and the disposition of each request and coordinate the appropriate response with the Investor Services team or other applicable party.

The Adviser shall furnish the information requested, free of charge, to the client within ten (10) business days. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and stored in an appropriate file. Clients can require the delivery of the proxy voting record relevant to their accounts for the five-year period prior to their request.

The Funds are required to furnish a description of the Proxy Policy within three (3) business days of receipt of a shareholder request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to process such requests.

The Trade Management team shall forward to the Proxy Committee all Proxy Matter inquiries, including proxy solicitations or an Adviser’s voting intention on a pending proposal, from third parties that are not duly authorized by a client.

III.	Third-Party Proxy Agent

To assist in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots related to client investments, evaluates the facts and circumstances relating to each proposal and communicates to the Adviser the recommendation from the issuer’s management (where available) and Glass Lewis’ broad recommendation. The Adviser shall vote on proposals in its discretion and in a manner consistent with the Proxy Policy or instructs Glass Lewis to do so on its behalf.

In the event that DoubleLine determines that a recommendation from Glass Lewis (or from any other third-party proxy voting service provider retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the recommendation, and seek to determine whether the vote or other actions related to the proposal would change in light of the error and whether the service provider is taking reasonable steps to reduce similar errors in the future. DoubleLine will also inform the Proxy Committee of the error to determine if it is a material compliance matter under Rule 206(4)-7 of the Advisers Act or Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), or if further remedial action is necessary.

IV.	Responsible Investment Matters

The Advisers integrate environmental, social and governance (“ESG”) factors into its research and decision-making process to gain a more holistic view of the relevant investment risks, better understand the potential drivers of performance, and strive for better risk-adjusted returns. In particular, the Advisers seek to identify and understand material ESG factors that have a potential financial impact on an issuer and the valuation of client investments. As stewards of client investments, the Advisers view proxy voting as an opportunity to influence the financial impact of such material ESG factors (if applicable) and, through the Guidelines, ensure that proposals are consistently reviewed and voted in a manner that seeks to enhance the economic value of client investments. The Advisers also may consider material ESG factors in determining how to address corporate actions and class actions.

V.	Limitations

Securities on Loan

The Adviser may not be able to take action with respect to a proposal when the client’s relevant securities are on loan in accordance with a securities lending program or are controlled by a securities lending agent or custodian acting independently of DoubleLine. In addition, the Adviser will not recall securities if the potential economic impact of the proposal is insignificant or less than the economic benefit gained if the securities remained on loan (such as the interest income from the loan arrangement) or if recalling the securities is otherwise not in the best interest of the client. In the event that the Adviser determines that a proposal could reasonably enhance the economic value of the client’s investment, the Adviser will make reasonable efforts to inform the client and recall the securities. Employees cannot make any representation that any securities on loan will be recalled successfully or in time for submitting a vote on a pending proposal.

Foreign Markets

In certain markets, shares of securities may be blocked or frozen at the custodian or other designated depositary for certain periods typically around the shareholder meeting date. In such cases, the Adviser cannot guarantee that the blocked securities can be processed in time for submitting a vote on a pending proposal. In addition, where the Adviser determines that there are unusual costs to the client or administrative difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals involving non-U.S. issuers and foreign markets, the Adviser reserves the right to not vote on the proposal unless the Adviser determines that the potential benefits exceed the anticipated cost to the client.

Proofs-of-Claim

The Advisers do not complete proofs-of-claim on behalf of clients for current or historical holdings other than for the Funds and private funds offered by DoubleLine; however, an Adviser may provide reasonable assistance to other existing clients by sharing related information that is in the Adviser’s possession. The Advisers do not undertake to complete, or provide any assistance for, proofs-of-claim involving securities that had been held by any former client. The Advisers will complete proofs-of-claim for the Funds and private funds offered by DoubleLine or provide reasonable access to the applicable administrator to file such proofs-of-claim when appropriate.

Contractual Obligations

In certain limited circumstances, particularly in the area of structured finance, the Adviser may, on behalf of clients, enter into voting agreements or other contractual obligations that govern proxy and corporate action proposals. In the event of a conflict between any such contractual requirements and the Guidelines, the Adviser will vote in accordance with its contractual obligations.

VI.	Other Regulatory Matters and Responsibilities

Form N-PX Filings

A.	Rule 30b1-4 under the 1940 Act requires open-end and closed-end management investment companies to file an annual record of proxies voted on Form N-PX. The Funds shall file Form N-PX in compliance with Rule 30b1-4, including certain new requirements which include, but are not limited to, the following:

●	Identification of Proxy Voting Matters – funds must use the same language as the issuer’s proxy card (where a proxy card is required under Rule 14a-4 of the Securities Exchange Act of 1934, as amended, or the “Exchange Act”); and if the matter relates to an election of directors, identify each director separately in the same order as on the proxy card, even if the election of directors is presented as a single matter.

●	Categorization of Voting Matters – funds are required to categorize the votes reported on Form N-PX consistent with a list of categories outlined in the amended form. The categories will be non-exclusive, and funds must select all categories applicable to each proxy matter.

●	Quantitative Disclosures and Securities Lending – funds must disclose the number of shares voted or instructed to be cast (if the fund had not received confirmation of the actual number of votes cast) and how those shares were voted (e.g., for, against or abstain). If the votes were cast in multiple manners (e.g., both for and against), funds will be required to disclose the number of shares voted or instructed to be voted in each manner. Additionally, funds must disclose the number of shares loaned but not recalled and, therefore, not voted by the fund.

●	Structured Data Language – funds must file their reports using a custom XML format.

●	Joint Reporting – funds are permitted to report on its Form N-PX on behalf of a series or a manager so long as the fund presents the complete voting record of each included series separately and provide the required quantitative information for each included manager separately. Funds must also provide certain information (generally, their name and other identifying information such as their legal entity identifier) in the summary page about the included series or managers.

●	Standardized Order – funds must submit information based on the specific Form N-PX format and standardized order of disclosure requirements.

●	Fund Notice Reports – funds are now permitted to indicate on the cover page of Form N-PX if no securities were subject to a vote and, therefore, do not have any proxy votes to report.

●	Website Posting – funds that have a website must make the most recently filed Form N-PX report publicly available as soon as reasonably practicable. Funds may satisfy the requirement by providing a direct link to the relevant HTML-rendered Form N-PX report on EDGAR.

B.	Rule 14Ad-1 under the Exchange Act requires institutional investment managers subject to section 13(f) of the Exchange Act, which may include certain Advisers, to report annually on Form N-PX how the managers voted proxies relating to executive compensation matters (commonly referred to as “say-on-pay” votes). When reporting say-on-pay votes, managers are required to comply with the other requirements of Form N-PX for their say-on-pay votes (including the new requirements as described above, except that a manager is not required to disclose or provide access to its proxy voting records on its website).

The Legal team shall be primarily responsible for DoubleLine’s Form N-PX filings. DoubleLine may rely on the applicable fund administrator or other service provider to prepare and submit required Form N-PX filings. The Trade Management team shall assist the Legal team and, as necessary, the relevant service provider by furnishing complete and accurate information required under Form N-PX (including by causing such information to be provided by any third-party proxy voting service provider). Form N-PX must be filed each year no later than August 31 and must contain applicable proxy voting records for the most recent twelve-month period ending June 30.

Proxy Voting Disclosures

The Legal team will ensure that (i) a concise summary of the Proxy Policy which includes how conflicts of interest are addressed, and (ii) instructions for obtaining a copy of the Proxy Policy and accessing relevant proxy voting records free of charge (e.g., via a toll-free telephone number, the Funds’ website, etc.) are provided within each Adviser’s Form ADV Part 2A and the Funds’ Statement of Additional Information, registration statement and Form N-CSR, in accordance with applicable legal requirements.

VII.	Policy Governance

DoubleLine established the Proxy Voting Committee to help ensure compliance with the Proxy Policy. The Proxy Committee, whose members include the Chief Risk Officer and the Chief Compliance Officer (or their respective designees), meets on an as-needed basis. The Proxy Committee will (i) monitor compliance with the Proxy Policy, including by periodically sampling Proxy Matters for review, (ii) review, no less frequently than annually, the adequacy of the Proxy Policy to ensure it has been effectively implemented and that it continues to be designed to ensure that Proxy Matters are addressed in a manner that promotes the best interest of clients, (iii) periodically review, as needed, the adequacy and effectiveness of Glass Lewis or other third-party proxy voting service provider retained by DoubleLine, and (iv) review conflicts of interest that may arise under the Proxy Policy, including changes to the businesses of DoubleLine or the service provider retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed pursuant to the Proxy Policy.

The Proxy Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and any other third-party proxy voting service provider, including overseeing their compliance with the Proxy Policy, as well as reviewing periodically instances in which Glass Lewis does not provide a recommendation with respect to a proposal, or when Glass Lewis commits material errors.

VIII.	Books and Records

The Trade Management team shall maintain all proxy voting records whether internally or through a third party in compliance with Rule 204-2 of the Advisers Act. The Trade Management team will maintain records which include, but are not limited to: (i) copies of each proxy statement that each Adviser receives regarding securities held by clients; (ii) a record of each vote that each Adviser cast on behalf of each client; (iii) any documentation that is material to each Adviser’s decision on voting a proxy or that describes the basis for that decision; (iv) a written description of each Adviser’s analysis when deciding to vote a proxy in a manner inconsistent with the Guidelines or when an Adviser has identified a material conflict of interest, (v) each written request from a client for information about how the Adviser voted proxies; and (vi) the Adviser’s written response to each client oral or written request for such information. The Trade Management team shall also ensure that comparable documentation related to corporate actions and class actions involving client investments is maintained.

The Legal team shall maintain investment management agreements which may include the Adviser’s written authorization to process Proxy Matters or client-specified proxy voting guidelines.

DoubleLine must maintain all books and records described in the Proxy Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years of which shall be onsite at its place of business.

History of Amendments:

Effective as of August 2023

Approved by the Boards of DFT, DET and DoubleLine Closed-End Funds: August 17, 2023

Effective as of August 2022

Approved by the Boards of DFT, DET and Closed-End Funds: August 18, 2022

Updated and effective as of May 2022

Approved by the Boards of DFT, DET and Closed-End Funds: May 19, 2022

Updated and effective as of February 15, 2022

Approved by the Boards of DFT, DET, DSL, DBL and DLY: February 15, 2022

Updated and effective as of January 2022

Effective as of January 2021

Approved by the boards of DFT, DSL, DBL and DLY: December 15, 2020

Last reviewed December 2020

Updated and effective as of February 2020

Approved by the boards of DFT, DSL, DBL and DLY: November 21, 2019

Last reviewed November 2019

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Attachment A to the Proxy Voting, Corporate Actions and Class Actions Policy

Effective July 1, 2023

Guidelines

The Advisers have a fiduciary duty to clients, and shall exercise diligence and care, with respect to its proxy voting authority. Accordingly, the Advisers will review each proposal to determine the relevant facts and circumstances and adopt the following guidelines as a framework for analysis in seeking to maximize the value of client investments. The guidelines do not address all potential voting matters and actual votes by the Advisers may vary based on specific facts and circumstances.

A.	Director Elections

Directors play a critical role in ensuring that the company and its management serve the interests of its shareholders by providing leadership and appropriate oversight. We believe that the board of directors should have the requisite industry knowledge, business acumen and understanding of company stakeholders in order to discharge its duties effectively.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Elections Electing all directors annually.		For
Uncontested Elections
Voting management nominees, unless the nominee lacks independence or focus, has had chronic absences or presents other material concerns to the detriment of the effectiveness of the board.		For
Majority Voting Allowing majority voting unless incumbent directors must resign if they do not receive a majority vote in an uncontested election.		For
Cumulative Voting Allowing cumulative voting unless the company previously adopted a majority voting policy.		For
Changes in Board Structure
Changing the board structure, such as the process for vacancies or director nominations, or the board size, unless there is an indication that the change is an anti-takeover device, or it diminishes shareholder rights.		For
Stock Ownership Requiring directors to own company shares.	X	Against
Contested Elections
The qualifications of nominees on both slates, management track record and strategic plan for enhancing shareholder value, and company financial performance generally will be considered when voting nominees in a contested election.	X	Case-by-Case

B.	Section 14A Say-On-Pay Votes

Current law requires companies to allow shareholders to cast non-binding advisory votes on the compensation for named executive officers, including the frequency of such votes. The Advisers generally support proposals for annual votes, as well as the ratification of executive compensation unless the compensation structure or any prior actions taken by the board or compensation committee warrant a case-by-case analysis.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Say-On-Pay Votes Annual shareholder advisory votes regarding executive compensation.	X	For
Compensation Disclosures Seeking additional disclosures related to executive and director pay unless similar information is already provided in existing disclosures or reporting.	X	For
Executive Compensation Advisory
Executive compensation proposals generally will be assessed based on its structure, prevailing industry practice and benchmarks, and any problematic prior pay practices or related issues involving the board/compensation committee.	X	Case-by-Case
Golden Parachute Advisory
Golden parachute proposals, in general, will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.	X	Case-by-Case

C.	Audit-Related

The Advisers generally support proposals for the selection or ratification of independent auditors, subject to a consideration of any conflicts of interest, poor accounting practices or inaccurate prior opinions and related fees.

Proposal	Shareholder Proposal	Anticipated Vote
Appointment of Auditors Selecting or ratifying independent auditors, unless there is a material conflict of interest, a history of poor accounting practice or inaccurate opinions, or excessive fees.		For
Non-Audit/Consulting Services
Other alternative service providers, conflicts of interest, and company disclosures are areas of consideration when voting proposals to limit other engagements with auditors.	X	Case-by-Case
Indemnification of Auditors
Indemnification of auditors generally will be assessed based on the nature of the engagement, the auditor's work history and field of expertise, and the terms of the agreement such as its impact on the ability of shareholders to pursue legal recourse against the auditor for certain acts or omissions.	X	Case-by-Case
Rotation of Auditors
Shareholder proposals requiring auditor rotation generally will be assessed based on any audit issues involving the company, the auditor's tenure with the company, and policies and practices surrounding auditor evaluations.	X	Case-by-Case

D.	Investment Company Matters

When the Advisers invest in a DoubleLine Fund with other public shareholders, the Advisers will vote the shares of such fund in the same proportion as the votes of the other shareholders. Under this “echo voting” approach, the Advisers’ potential conflict is mitigated by replicating the voting preferences expressed by the other shareholders. With respect to specific proposals involving the DoubleLine Funds, the Advisers generally support recommendations by the fund’s board unless applicable laws and regulations prohibit the Advisers from doing so.

Proposal	Shareholder Proposal	Anticipated Vote
Share Classes Issuance of new classes or series of shares.		For
Investment Objectives Changing a fundamental investment objective to nonfundamental.		Against
Investment Restrictions
Changing fundamental restrictions to nonfundamental generally will be assessed in consideration of the target investments, reason(s) for the change and its impact on the portfolio.		Case-by-Case
Distribution Agreements Distribution agreements generally will be assessed based on the distributor's services and reputation, applicable fees, and other terms of the agreement.		Case-by-Case
Investment Advisory Agreements Investment advisory agreements generally will be assessed based on the applicable fees, fund category and investment objective, and performance.		Case-by-Case

E.	Shareholder Rights and Defenses

The Advisers believe that companies have a fundamental obligation to protect the rights of shareholders. Therefore, the Advisers generally support proposals that hold the board and management accountable in serving the best interest of shareholders and that uphold their rights. However, the Advisers generally will not support proposals from certain shareholders that are hostile, disruptive, or are otherwise counter to the best interest of the Advisers’ clients.

Proposal	Shareholder Proposal	Anticipated Vote
Appraisal Rights Providing shareholders with rights of appraisal.	X	For
Fair Price Provision
Fair price provisions that ensures each shareholder's securities will be purchased at the same price if the company is acquired in disagreement with the board. However, fair price provisions may not be supported if it is used as an anti-takeover device by the board.	X	For
Special Meetings Providing or restoring rights to call a special meeting so long as the threshold to call a meeting is no less than 10 percent of outstanding shares.	X	For
Confidential Voting Allowing shareholders to vote confidentially.	X	For
Written Consents Allowing shareholders to act by written consent.	X	For
Greenmail
Adopting anti-greenmail charter or bylaw amendments or otherwise restricting the company's ability to make greenmail payments for repurchasing shares at a premium to prevent a hostile takeover.	X	For
Supermajority Vote Requiring a supermajority vote, unless there are disproportionate substantial shareholders that weaken minority votes.		Against
Bundled Proposals
Bundled or conditional proposals generally will be reviewed to determine the benefit or cost of the matters included or if there is a controversy or any matter that is adverse to shareholder interests.		Case-by-Case
Preemptive Rights
Preemptive rights, in general, will be assessed based on the size of the company and its shareholder base, for which larger publicly held companies with a broad shareholder base may be less ideal.		Case-by-Case
Shareholder Rights Plans (Poison Pills)
Poison pills generally will be assessed based on the company's governance practices, existing takeover defenses, and the terms of the plan, including the triggering mechanism, duration, and redemption/rescission features. Requests to have shareholders ratify plans generally will be supported.	X	Case-by-Case

F.	Extraordinary Transactions

Proposals for transactions that may affect the ownership interests or voting rights of shareholders, such as mergers, asset sales and corporate or debt restructuring, will be assessed on a case-by-case basis generally in consideration of the economic outcome for shareholders, the potential dilution of shareholder rights and its impact on corporate governance, among other relevant factors.

Proposal	Shareholder Proposal	Anticipated Vote
Reincorporation Reincorporating in another state or country in support of the rights and economic interests of shareholders.		For
Merger, Corporate Restructuring and Spin Offs
Merger, corporate restructuring and spin off proposals generally will be assessed with the view of maximizing the economic value of shareholder interests. The purchase or sale price and other deal terms will be reviewed, among other factors, to ensure that that the transaction is aligned with the long-term interests of shareholders.		Case-by-Case
Debt Restructuring
The terms of the transaction, current capital markets environment, and conflicts of interest are factors that generally will be considered for ensuring that the proposal enhances the economic value of shareholder interests.		Case-by-Case
Liquidations and Asset Sales
As with other transaction proposals, the long-term economic impact of the transaction will be the focus of review of such proposals and, in general, factors such as the sale price, costs and conflicts of interest will be considered.		Case-by-Case

G.	Capital Structure

The Advisers believe that the prudent management of debt and equity to finance company operations and growth, and which is supportive of shareholders’ rights and economic interests, is critical to financial viability.

Proposal	Shareholder Proposal	Anticipated Vote
Common Stock Issuing common stock for recapitalizations, stock splits, dividends or otherwise reasonably amending outstanding shares for a specific purpose.		For
Multi-Class Shares Adopting multi-class share structures so long as they have equal voting rights.		For
Repurchase Programs Adopting plans to repurchase shares in the open market unless shareholders cannot participate on equal terms.		For
Blank Check Preferred Stock Allowing the board to issue preferred shares without prior shareholder approval and setting the terms and voting rights of preferred shares at the board's discretion.		Against
Recapitalization Plans
The rationale and objectives; current capital markets environment; impact on shareholder interests including conversion terms, dividends and voting rights; and any material conflicts of interest are factors that generally will be considered when reviewing proposals to reclassify debt or equity capital.		Case-by-Case

H.	Compensation

The Advisers believe that compensation arrangements should align the economic interests of directors, management, and employees with those of shareholders and consider factors such as (1) local norms, (2) industry-specific practices and performance benchmarks, and (3) the structure of base and incentive compensation. The Advisers generally support transparency (e.g., disclosures related to the performance metrics and how they promote better corporate performance, etc.) and periodic reporting with respect to compensation.

Proposal	Shareholder Proposal	Anticipated Vote
Employee 401 (k) Plan Adopting a 401 (k) plan for employees.		For
Employee Stock Option Plan (ESOP)
Requiring shareholder approval to adopt a broad-based ESOP or to increase outstanding shares for an existing plan unless the allocation of outstanding shares to the ESOP exceeds five percent or 10 percent among all stock-based plans.		For
Recoupment Provisions (Clawbacks)
Adopting clawback provisions in cases of revised financial results or performance indicators on which prior compensation payments were based, as well as for willful misconduct or violations of law or regulation that result in financial or reputational harm to the company.	X	For
Limits on Executive or Director Compensation
Setting limits on executive or director compensation unless there is a substantial deviation from industry practice or any problematic issue involving the board/compensation committee or prior pay practices.	X	Against
Equity-Based and Other Incentive Plans
Incentive plans, in general, will be assessed based on the prevailing local and industry-specific practices and performance benchmarks, the terms of the plan and whether they are aligned with company goals and shareholder interests, the cost of the plan, and the overall compensation structure.		Case-by-Case
Severance Agreements for Executives (Golden Parachutes)
Golden parachutes generally will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.		Case-by-Case

I.	Corporate Governance

The Advisers believe that authority and accountability for establishing business strategies, corporate policies and compensation generally should rest with the board and management. The independence, qualifications, and integrity of the board as well as the effectiveness of management and their oversight, which must be aligned with shareholder interests, are essential to good governance. The following general guidelines reflect these principles although material environmental, social and governance (ESG) factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Quorum Requirements
Establishing a majority requirement, unless shareholder turnout has been an issue, or a reduced quorum is reasonable based on applicable laws or regulations and the market capitalization or ownership structure of the company.		For
Annual Meetings Changing the date, time, or location of annual meetings, unless the proposed schedule or location is unreasonable.		For
Board Size Setting the board size, so long as the proposal is consistent with the prevailing industry practice and applicable laws or regulations.		For
Proxy Access
Allowing shareholders to nominate director candidates in proxy ballots with reasonable limitations (e.g., minimum percentage and duration of ownership and a cap on board representation) for preventing potential abuse by certain shareholders.	X	For
Independent Directors
Requiring the board chair and a majority of directors to be independent directors. Proposals for a lead independent director may be supported in cases where the board chair is not independent.	X	For
Independent Committees Requiring independent directors exclusively for the audit, compensation, nominating and governance committees.	X	For
Removal of Directors Removing a director without cause.	X	For
Indemnification of Directors and Officers
Indemnifying directors and officers for acts and omissions made in good faith and were believed to be in the best interest of the company. Limitations on liability involving willful misconduct or violations of law or regulation, or a breach of fiduciary duty, generally will be voted against.		For
Term Limits for Directors Imposing term limits on directors unless the director evaluation process is ineffective and related issues persist.	X	Against
Classified Boards Establishing a classified board.		Against
Adjournment of Meetings Providing management the authority to adjourn annual or special meetings without reasonable grounds.		Against
Amendments to Bylaws Giving the board the authority to amend bylaws without shareholder approval.		Against

J.	Environment or Climate

The Advisers would generally consider the recommendations of management for shareholder proposals involving environmental issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of environmental policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Environmental and Climate Disclosures Providing environmental/climate-related disclosures and reporting unless it is duplicative or unsuitable.		For
Environmental and Climate Policies
Environmental and climate policies generally will be assessed based on the company's related governance practices, local and industry-specific practices, the nature and extent of environmental and climate risks applicable to the company, and the economic benefit to shareholders.		Case-by-Case

K.	Human Rights or Human Capital/Workforce

The Advisers would generally consider the recommendations of management for shareholder proposals involving social issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of social policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Human Rights and Labor Disclosures Providing human rights and labor-related disclosures and reporting unless it is duplicative or unsuitable.		For
Human Rights and Labor Policies
Human rights and labor policies generally will be assessed based on the company's related governance practices, applicable law or regulations, local and industry-specific practices, the nature and extent of supply chain or reputational risks applicable to the company, and their economic benefit to shareholders.		Case-by-Case

L.	Diversity, Equity, and Inclusion

The Advisers generally support reporting that provides meaningful information for evaluating the financial impact of diversity, equity, and inclusion (DEI) policies and practices unless it is unduly costly or burdensome. For policy proposals, the Advisers will consider existing policies, regulations and applicable local standards and best practices, to determine if they provide an added benefit to shareholders. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
DEI Disclosures Providing Equal Employment Opportunity (EEO-1) Reports, and other additional disclosures or reporting unless it is duplicative or unsuitable.		For
Anti-Discrimination Policy Adopting an anti-discrimination and harassment policy.		For
Other DEI Policies Other DEI policies generally will be assessed based on the company's related governance practices, applicable law or regulations, and local and industry-specific practices.		Case-by-Case

M.	Other Social Issues

Proposal	Shareholder Proposal	Anticipated Vote
Political Contribution and Activities
Political contributions and lobbying activities generally will be reviewed in consideration of legal restrictions and requirements, applicable policies and historical practice, and its cost-benefit to the company. Related disclosures to shareholders generally are supported.		Case-by-Case
Charitable Contributions
Charitable contributions, in general, will be reviewed in consideration of applicable policies and historical practice, conflicts of interests, as well as the cost-benefit of charitable spending. Related disclosures to shareholders generally are supported.		Case-by-Case

PART C-OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

The Registrant's audited financial statements for the fiscal year ended June 30, 2024 have been incorporated by reference into Part B of the Registration Statement by reference to the Registrant's annual report for the fiscal year ended June 30, 2024. The Fund's unaudited financial statements for the six-months ended December 31, 2024 have also been incorporated by reference into Part B of the Registration Statement by reference to the Registrant's annual report for the six-months ended December 31, 2024.

2.	Exhibits:

a.1	Articles of Incorporation. Filed on July 1, 2016 as Exhibit a to Registrant's Registration Statement on Form N-2 (File No. 333- 212400) and incorporated herein by reference.
a.2	Articles of Amendment and Restatement. Filed on August 29, 2016 as Exhibit a to Registrant's Registration Statement on Form N-2 (File No. 333-212400) and incorporated herein by reference.
a.3	Articles Supplementary Establishing and Fixing the Rights and Preferences of Perpetual Preferred Shares as of October 19, 2020. Filed on October 19, 2020 as Exhibit (a)(3) to Registrant's Registration Statement on Form N-2 (File No. 333-230320) and incorporated herein by reference.
a.4	Articles Supplementary increasing the number of authorized shares of Perpetual Preferred Stock. Filed on November 18, 2021 in Post-Effective Amendment No. 1 as Exhibit a.4 to Registrant’s Registration Statement on Form N-2 (File No. 333-260203) and incorporated herein by reference.
a.5	Articles Supplementary Establishing and Fixing the Rights and Preferences of Series B Perpetual Preferred Shares. Filed on November 18, 2021 in Post-Effective Amendment No. 1 as Exhibit a.5 to Registrant’s Registration Statement on Form N-2 (File No. 333-260203) and incorporated herein by reference.
a.6	Articles Supplementary Establishing and Fixing the Rights and Preferences of Series C Perpetual Preferred Shares. Filed on October 31, 2024 in Post-Effective Amendment No. 4 as Exhibit a.6 to Registrant's Registration Statement on Form N-2 (File No. 333-260203) and incorporated by reference.
b.	By-Laws of Fund. Filed on September 27, 2016 in Pre-Effective Amendment No. 5 as Exhibit b to Registrant's Registration Statement on Form N-2 (File No. 333- 212400) and incorporated herein by reference.
c.	None.
d.	None.
e.	Dividend Reinvestment Plan. Filed on September 27, 2016 in Pre-Effective Amendment No. 5 as Exhibit e to Registrant's Registration Statement on Form N-2 (File No. 333- 212400) and incorporated herein by reference.

f.	None.
g.1	Form of Management Agreement between Registrant and RiverNorth Capital Management, LLC. Filed on September 27, 2016 in Pre-Effective Amendment No. 5 as Exhibit g.1 to Registrant's Registration Statement on Form N-2 (File No. 333- 212400) and incorporated herein by reference.
g.2	Form of Subadvisory Agreement. Filed on September 27, 2016 in Pre-Effective Amendment No. 5 as Exhibit g.2 to Registrant's Registration Statement on Form N-2 (File No. 333- 212400) and incorporated herein by reference.
h.1	Distribution Agreement to be filed by amendment.
i.	None.
j.1	Master Custodian Agreement. Filed on September 3, 2020 in Post-Effective Amendment No. 2 as Exhibit j.1 to Registrant’s Registration Statement on Form N-2 (File No. 333-230320) and incorporated herein by reference.
j.2	Letter Agreement incorporating the Custody Agreement as of December 6, 2019, between Registrant and State Street Bank and Trust Company. Filed on September 3, 2020 in Post-Effective Amendment No. 2 as Exhibit j.2 to Registrant’s Registration Statement on Form N-2 (File No. 333-230320) and incorporated herein by reference.
j.3	Custody Agreement between Registrant and Millennium Trust Company. Filed on October 17, 2024 in Pre-Effective Amendment No. 1 as Exhibit j.3 to Registrant’s Registration Statement on Form N-2 (File No. 333-282688) and incorporated herein by reference.
k.l	Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc. Filed on September 3, 2020 in Post-Effective Amendment No. 2 as Exhibit k.1 to Registrant’s Registration Statement on Form N-2 (File No. 333-230320) and incorporated herein by reference.
k.2	Amendment No. 1 to Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc. Filed on December 4, 2020 in Post-Effective Amendment No. 6 as Exhibit k.2 to Registrant’s Registration Statement on Form N-2 (File No. 333-230320) and incorporated herein by reference.
k.3	Agency Agreement with DST Systems, Inc. Filed on September 3, 2020 in Post-Effective Amendment No. 2 as Exhibit k.7 to Registrant’s Registration Statement on Form N-2 (File No. 333-230320) and incorporated herein by reference.

k.4	Adoption Agreement incorporating the Agency Agreement as of December 2, 2019, between Registrant and DST Systems, Inc. Filed on September 3, 2020 in Post-Effective Amendment No. 2 as Exhibit k.8 to Registrant’s Registration Statement on Form N-2 (File No. 333-230320) and incorporated herein by reference
k.5	Adoption Agreement incorporating the Agency Agreement as of October 23, 2020, between Registrant and DST Systems, Inc. Filed on November 23, 2020 in Post-Effective Amendment No. 5 as Exhibit k.8 to Registrant’s Registration Statement on Form N-2 (File No. 333-230320) and incorporated herein by reference.
k.6	Adoption Agreement incorporating the Agency Agreement between Registrant and DST Systems, Inc. Filed on December 29, 2021 in Post-Effective Amendment No. 2 as Exhibit k.9 to Registrant’s Registration Statement on Form N-2 (File No. 333-260203) and incorporated herein by reference.
k.7	Franklin Rule 12d1-4 Fund of Funds Investment Agreement. Filed on August 25, 2022 as Exhibit k.12 to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2 (File No. 333-260203) and incorporated herein by reference.
k.8	BlackRock Closed-End Funds Rule 12d1-4 Fund of Funds Agreement. Filed on August 25, 2022 as Exhibit k.13 to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2 (File No. 333-260203) and incorporated herein by reference.
k.9	Nuveen Closed-End Funds Rule 12d1-4 Investment Agreement. Filed on August 25, 2022 as Exhibit k.14 to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2 (File No. 333-260203) and incorporated herein by reference.
k.10	Voya Fund of Funds Investment Agreement. Filed on August 25, 2022 as Exhibit k.15 to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2 (File No. 333-260203) and incorporated herein by reference.
k.11	Credit Agreement with BNP Paribas. Filed on October Filed on October 17, 2024 in Pre-Effective Amendment No. 1 as Exhibit k.11 to Registrant's Registration Statement on Form N-2 (File No. 333-282688) and incorporated herein by reference.
k. 12	Subscription Agent and Information Agent Agreement. Filed on October 31, 2024 in Post-Effective Amendment No. 4 as Exhibit k.12 to Registrant's Registration Statement on Form N-2 (File No. 333-260203) and incorporated by reference.
k.13	Clough Rule 12d1-4 Fund of Funds Investment Agreement dated September 9, 2024. Filed on February 20, 2025 in Pre-Effective Amendment No. 2 as Exhibit K.13 to Registrant's Registration Statement on Form N-2 (File No. 333-282688) and incorporated herein by reference.
k.14.	Invesco Rule 12d1-4 Fund of Funds Investment Agreement dated September 9, 2024. Filed on February 20, 2025 in Pre-Effective Amendment No. 2 as Exhibit K.14 to Registrant's Registration Statement on Form N-2 (File No. 333-282688) and incorporated herein by reference.
k.15	Virtus Rule 12d1-4 Fund of Funds Investment Agreement dated September 9, 2024. Filed on February 20, 2025 in Pre-Effective Amendment No. 2 as Exhibit K.15 to Registrant's Registration Statement on Form N-2 (File No. 333-282688) and incorporated herein by reference.
l.1	Opinion and consent of Shapiro Sher Guinot & Sandler, P.A. Filed on October 17, 2024 in Pre-Effective Amendment No. 1 as Exhibit l.1 to Registrant’s Registration Statement on Form N-2 (File No. 333-282688) and incorporated herein by reference.
l.2	Opinion and consent of Faegre Drinker Biddle & Reath LLP. Filed on October 17, 2024 in Pre-Effective Amendment No. 1 as Exhibit l.2 to Registrant’s Registration Statement on Form N-2 (File No. 333-282688) and incorporated herein by reference.

l.3	Opinion and consent of Shapiro Sher Guinot & Sandler, P.A. with respect to legality of the 4.375% Series A Cumulative Preferred Stock. Filed on October 19, 2020 as Exhibit l.2 to Registrant’s Registration Statement on Form N-2 (File No. 333-230320) and incorporated herein by reference.
l.4	Opinion and Consent of Shapiro Sher Guinot & Sandler, P.A. with respect to the legality of the 4.75% Series B Cumulative Preferred Stock. Filed on November 18, 2021 in Post-Effective Amendment No. 1 as Exhibit l.4 to Registrant’s Registration Statement on Form N-2 (File No. 333-260203) and incorporated herein by reference.
l.5	Opinion and Consent of Shapiro Sher Guinot & Sandler, P.A. with respect to the legality of the 6.00% Series C Cumulative Preferred Stock. Filed on October 31, 2024 in Post-Effective Amendment No. 4 as Exhibit l.5 to Registrant's Registration Statement on Form N-2 (File No. 333-260203) and incorporated by reference.
l.6	Consent of Faegre Drinker Biddle & Reath is filed herewith.
m.	None.
n.1	Consent of KPMG LLP is filed herewith.
n.2	Consent of Cohen & Company, Ltd. is filed herewith.
o.	None.
p.	Subscription Agreement. Filed on September 27, 2016 in Pre-Effective Amendment No. 5 as Exhibit p to Registrant's Registration Statement on Form N-2 (File No. 333- 212400) and incorporated herein by reference.
q.	None.
r. l	Code of Ethics of Registrant and RiverNorth Capital Management, LLC. Filed on August 15, 2024 as Exhibit r.1 to Registrant's Registration Statement on Form N-2 (File No. 333-282688) and incorporated herein by reference.
r.2	Code of Ethics of DoubleLine Capital LP. Filed on September 3, 2020 in Post-Effective Amendment No. 2 as Exhibit r.2 to Registrant’s Registration Statement on Form N-2 (File No. 333-230320) and incorporated herein by reference.
s.	Calculation of Filing Fees Table. Filed on August 15, 2024 as Exhibit s to Registrant's Registration Statement on Form N-2 (File No. 333-282688) and incorporated herein by reference.
t.	Powers of Attorney. Filed on August 15, 2024 as Exhibit t to Registrant's Registration Statement on Form N-2 (File No. 333-282688) and incorporated herein by reference.

Item 26: Marketing Arrangements

The information contained under the heading “Plan of Distribution” on page 57 of the Prospectus is incorporated by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

Item 27: Other Expenses of Issuance and Distribution

The following table sets forth estimated expenses payable by us in connection with all offerings described in this Registration Statement (excluding any placement fees):

Securities and Exchange Commission Fees	$33,060
NYSE Listing Fee	$110,994
Legal Fees	$60,000
Accounting Expenses	$2,000
Rating Fee	-
Printing and Miscellaneous Expenses	$5,000
Total	$211,054

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

At December 31, 2024:

Title of Class	Number of Record Holders
Common Shares, $0.0001 par value	2
Series A Preferred Shares, $0.0001 par value	1
Series B Preferred Stock, $0.0001 par value	1
Series C Preferred Stock, $0.0001 par value	1

Item 30: Indemnification

Section 7.2 of the Articles of Amendment and Restatement of the Registrant provides, subject to the limitations of the 1940 Act, that:

Any person who is made a party or is threatened to be made a party in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that such person is a current or former director or officer of the Corporation, or is or was serving while a director or officer of the Corporation as a director, officer, partner, trustee, employee, agent, or fiduciary of another corporation, partnership, joint venture, trust, enterprise, or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements, and reasonable expenses (including attorneys’ fees) actually incurred by such person in connection with such action, suit, or proceeding to the fullest extent permissible under Maryland law, the Securities Act, and the 1940 Act, as such statutes are now or hereinafter in force. In addition, the Corporation shall advance expenses to its current and former directors and officers who are made, or are threatened to be made, parties to any action, suit, or proceeding described above to the fullest extent that advancement of expenses is permitted by Maryland law, the Securities Act and the 1940 Act. The Board of Directors, by Bylaw, resolution, or agreement, may make further provision for indemnification of directors, officers, employees, and agents to the fullest extent permitted by Maryland law. No provision of this Article VII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which she or he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of her or his office. Upon the direction of the Board of Directors, an advancement-of-costs agreement may be required in order to require the repayment of reimbursed expenses in the event that the foregoing exclusion was later determined to apply.

Reference will be made to the Distribution Agreement to be filed as Exhibit (h)(1) in an amendment to the Registrant’s Registration Statement.

Item 31: Business and Other Connections of Investment Advisers

RiverNorth Capital Management, LLC

The information in the Statement of Additional Information under the captions “Board Members and Officers” is hereby incorporated by reference.

The principal occupation of the directors and officers of RiverNorth Capital Management, LLC (the “Adviser”) are their services as directors and officers of the Adviser. The address of the Adviser is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

Set forth below is information as to any other business, profession, vocation and employment of a substantial nature in which each officer of the Adviser is, or at any during the last two fiscal years has been, engaged for their own account or in the capacity of director, officer, employee partner or trustee:

Name*	Positions with RiverNorth Capital Management, LLC	Other Business Connections	Type of Business
Patrick W. Galley	Chief Executive Officer, Chief Investment Officer and Board of Managers	President and Director, RiverNorth Fund Complex; Board of Directors, RiverNorth Holdings, Co.; Board of Managers, RiverNorth Financial Holdings, LLC	Investments
Jonathan M. Mohrhardt	President, Chief Operating Officer and Board of Managers	Treasurer, RiverNorth Fund Complex; Board of Directors, RiverNorth Holdings, Co.; Board of Managers, RiverNorth Financial Holdings, LLC	Investments
Marcus L. Collins	Secretary, General Counsel and Chief Compliance Officer	Chief Compliance Officer, RiverNorth Fund Complex	Investments
Stephen A. O’Neill	Portfolio Manager	Portfolio Manager, RiverNorth Fund Complex	Investments

*	The address for each of the named is 360 South Rosemary Avenue, Suite 1420, West Palm Beach, FL 33401.

DoubleLine Capital LP

The Registrant’s sub-adviser, DoubleLine Capital LP (the “Subadviser”), is a Delaware limited partnership. The list required by this Item 31 of officers and trustees of the Subadviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Subadviser and such officers and trustees during the past two years, is incorporated by reference to Form ADV (SEC File No. 801-70942) filed by the Subadviser pursuant to the Investment Advisers Act of 1940, as amended.

Item 32: Location of Accounts and Records.

RiverNorth Capital Management, LLC maintains the Charter, By-Laws, minutes of directors and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act.

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs (a)(1), (2), and (3) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934 that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)	that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

(a)	for the purpose of determining any liability under the Securities Act, the information omitted from the form prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	The undersigned Registrant hereby undertakes that, for purposes of determining any liabilities under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.	The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

8.	The Registrant undertakes to only offer rights to purchase common and preferred shares together after a post-effective amendment to the Registration Statement relating to such rights has been declared effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of West Palm Beach, and State of Florida, on the 21st day of March, 2025.

RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND, INC.

By:	/s/ Patrick W. Galley
Patrick W. Galley, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature		Title		Date
By:	/s/ Patrick W. Galley	President (Principal Executive Officer)		March 21, 2025
Patrick W. Galley
By:	/s/ Jonathan M. Mohrhardt	Chief Financial Officer and Treasurer (Principal Financial Officer/ Principal Accounting Officer)		March 21, 2025
Jonathan M. Mohrhardt
By:	/s/ Patrick W. Galley	Chairman of the Board and Director		March 21, 2025
Patrick W. Galley
John K. Carter(1)		Director	By:	/s/ Patrick W Galley
Lisa B. Mougin(1)		Director		Patrick W. Galley
David M. Swanson(1)		Director		Attorney-In-Fact
Jerry Raio(1)		Director		March 21, 2025
J. Wayne Hutchens(1)		Director

(1)	Original powers of attorney authorizing Joshua B. Deringer, David L. Williams and Patrick W. Galley to execute Registrant’s Registration Statement, and Amendments thereto, for the directors of the Registrant on whose behalf this Registration Statement were previously executed and were filed on August 15, 2024 as Exhibit t to the Registrant's Registration Statement on Form N-2 (File No. 333-282688)

INDEX TO EXHIBITS

l.6	Consent of Fund Counsel
n.1	Consent of KPMG LLP
n.2	Consent of Cohen & Company, Ltd.